As filed with the SEC on April 25, 2003
Registration No. 33-54924
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 12	[ X ]
REGISTRATION STATEMENT UNDER THE INVESTMENT
	COMPANY ACT OF 1940	[ X ]
Amendment No. 14
EMPIRE FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT A
(Exact name of registrant)
EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(name of depositor)
One World Financial Center
New York, New York 10281
(Address of depositor's principal executive offices)
Depositor's telephone number: 1-800-544-8888
____________________________________________
MELANIE A. CALZETTI-SPAHR
President
Empire Fidelity Investments Life Insurance Company
One World Financial Center
New York, New York 10281
(Name and address of agent for service)
_________________________________________
Copy to:
MICHAEL BERENSON
MORGAN, LEWIS & BOCKIUS LLP 1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
_________________________________________

Individual Variable Annuity Contracts -- Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of securities. Registrant's Rule 24f-2 Notice for the fiscal year ending December 31, 2002 was filed March 28, 2003.

It is proposed that this filing will become effective (check appropriate space):
immediately upon filing pursuant to paragraph (b) of rule 485
X	on _April 30, 2003, pursuant to paragraph (b) (1) (iii) of rule 485
60 days after filing pursuant to paragraph (a) (1) of rule 485 on _______, pursuant to paragraph (a) (1) of rule 485
75 days after filing pursuant to paragraph (a) (2) of rule 485 on , pursuant to paragraph (a) (2) of rule 485
Page _ of _
Exhibit Index Appears on Page __

Prospectus

Income Advantage

Introduction

This prospectus describes a single premium variable income annuity contract (the "Contract") offered by Empire Fidelity Investments Life Insurance Company ("Empire Fidelity Investments Life," the "Company," "EFILI," "we," or "us"), the insurance company that is part of the group of financial service companies known as Fidelity Investments.

There are two types of Contracts. You may purchase:

(1) a "Non-qualified Contract" with money from any source; and

(2) a "Qualified Contract" that is an Individual Retirement Annuity with contributions rolled-over from qualified plans such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA.

The Contract provides you (the "Annuitant") with the opportunity to receive annuity income for life at regular intervals (the "Annuity Income Dates"). You choose the first Annuity Income Date, which may be up to one year from the day we issue the Contract (the "Contract Date"), and whether you want the Annuity Income Dates to be monthly, quarterly, semi-annual, or annual. Annuity income can be for your lifetime, or for your lifetime and the lifetime of a second person you name (the "Joint Annuitant").

You may choose a guaranteed minimum number of years of annuity income. Or, if you have a Qualified Contract, you may choose a Contract which permits you to withdraw part or all of the Withdrawal Value of your Contract. Withdrawals are only available for allocations to variable annuity income. Withdrawals may result in a reduction or elimination of future annuity income. A Contract with a Withdrawal Option will provide slightly less annuity income than an otherwise identical Contract that does not permit withdrawals.

You purchase a Contract with a single payment (the "Purchase Payment"). You may not make additional purchase payments. The minimum Purchase Payment for a Contract is generally $25,000.

For a Non-qualified Contract, the portion of annuity income that is considered a return of the Purchase Payment will generally be non-taxable, and the portion of annuity income that is considered a distribution of earnings will generally be taxable. For Qualified Contracts the entire amount of annuity income each year will generally be taxable. For a more detailed discussion of the tax treatment of annuity income, see Tax Considerations on page <Click Here>.

Investment Options

You allocate your Purchase Payment between fixed and variable annuity income. You may choose all fixed annuity income, all variable annuity income, or a combination of the two.

If you allocate all or a portion to variable annuity income, you may choose one or more of thirty-five available Subaccounts of the Empire Fidelity Investments Variable Annuity Account A (the "Variable Account"). Amounts allocated to the Subaccounts will result in annuity income that varies in amount according to the investment results of the Subaccounts. The variable Subaccounts invest in the portfolios ("Portfolios") of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV (the "Fidelity Funds"). Fidelity Management & Research Company ("FMR") manages the Fidelity Funds.

The variable Subaccounts also invest in portfolios managed by Morgan Stanley Asset Management ("Morgan Stanley"), Pilgrim Baxter & Associates, Ltd., Strong Capital Management, Inc. ("Strong") and Credit Suisse Asset Management, LLC for the Credit Suisse Trust Portfolios ("Credit Suisse") ("Other Funds").

All portfolios available in this prospectus are collectively known as the "Funds." We may add additional Subaccounts and portfolios in the future.

Legal Information

This prospectus provides information that you should know before purchasing a Contract. We have filed additional information about the Contract and the Variable Account with the U.S. Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2003. The Statement of Additional Information is incorporated by reference in this prospectus and is available without charge by calling EFILI at 1-800-544-2442 or by accessing the SEC Internet website at (http://www.sec.gov). The table of contents of the Statement of Additional Information appears on page <Click Here>.

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Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It is not valid unless accompanied by either the current prospectus for the Money Market Investment Option or the prospectuses for all the investment options available in the Contract.

The Contract is not available in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

FOR FURTHER INFORMATION CALL EMPIRE FIDELITY INVESTMENTS LIFE

Nationally	1-800-544-2442

Date: April 30, 2003

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Prospectus Contents

Glossary	<Click Here>
Summary of the Contract	<Click Here>
Facts About EFILI, the Variable Account and the Funds
EFILI	<Click Here>
The Variable Account	<Click Here>
The Funds	<Click Here>
Facts About the Contract
Purchase of a Contract	<Click Here>
Free Look Privilege	<Click Here>
Investment Allocation of Your Purchase Payment	<Click Here>
Trading Among Variable Subaccounts	<Click Here>
Charges	<Click Here>
Certain Portfolios Impose a Short-Term Redemption Fee	<Click Here>
Annuity Income Dates	<Click Here>
Signature Guarantee	<Click Here>
Death Benefit	<Click Here>
Fixed, Variable or Combination Annuity Income	<Click Here>
Benchmark Rate of Return	<Click Here>
Types of Annuity Income Options	<Click Here>
Annuity Income Including Withdrawal Options	<Click Here>
Guarantee Period	<Click Here>
Withdrawal Provisions	<Click Here>
Reports	<Click Here>
More About the Contract
Tax Considerations	<Click Here>
Other Contract Provisions	<Click Here>
Selling the Contracts	<Click Here>
Postponement of Benefits	<Click Here>
More About the Variable Account and the Funds
Changes in Investment Options	<Click Here>
Total Return for a Subaccount	<Click Here>
Voting Rights	<Click Here>
Resolving Material Conflicts	<Click Here>
Performance	<Click Here>
Litigation	<Click Here>
Appendix - Illustrations of Values	<Click Here>
Table of Contents of the Statement of Additional Information	<Click Here>

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Glossary

Annuitant - You are the Annuitant. You receive lifetime income. For Qualified Contracts all annuity income must be received only by you during your lifetime. Either you or the Joint Annuitant generally must be no older than 85 years of age on the Contract Date. To choose the Withdrawal Option, either you or the Joint Annuitant must be no more than 80 years old. You must also be an Owner.

Annuity Income Dates - The dates we determine the amount of annuity income. If the New York Stock Exchange is closed on an Annuity Income Date, we will determine the amount of annuity income on the next day it is open. You choose whether you want Annuity Income Dates to be monthly, quarterly, semi-annual or annual.

Annuity Income Unit - A unit of measure used to calculate the amount of variable annuity income.

Benchmark Rate of Return - The return that is assumed in the calculation of each amount of variable annuity income. The Benchmark Rate of Return applies only to the variable income portion of the Contract and the following description assumes you make no withdrawals.

The estimated first annuity income amount is calculated assuming that the Investment Options will earn the Benchmark Rate of Return you choose. If the annualized Total Return (performance after all expenses) of the Investment Options you choose matches the benchmark, annuity income will stay constant. If the Total Return exceeds the benchmark, annuity income will increase. If the Total Return falls below the benchmark, annuity income will decrease.

If you choose a higher benchmark, annuity income will start at a higher amount but you will need better investment performance in order to keep annuity income from declining.

You will be able to choose a Benchmark Rate of Return of 3.5% or 5.0%. We may make other rates available, as permitted by state law.

Beneficiary(ies) - The person(s) who may receive certain benefits under this Contract when there is no longer a living Annuitant or Joint Annuitant.

Code - The Internal Revenue Code of 1986, as amended.

Contract - A Contract designed to provide you and the Joint Annuitant (if any) with annuity income for your life (or lives) beginning with the first Annuity Income Date.

Contract Date - The date your Contract becomes effective. This will be stated in your Contract.

Funds - Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Other Funds available in the Contract.

Guarantee Period - The minimum period of time that income is guaranteed to you or your heirs. If the Annuitant(s) die prior to the end of the Guarantee Period, your beneficiary will continue to receive income for the remainder of the Guarantee Period (or can choose a commuted value as a lump sum benefit). Guarantee Periods available range from 5 - 45 years.

Investment Options - The Subaccounts.

IRA - Refers generally to both an Individual Retirement Account and an Individual Retirement Annuity as defined in Sections 408(a) and (b), respectively, of the Code. When it is used to refer to a Qualified Contract, it means a Contract that qualifies as an Individual Retirement Annuity as defined in Section 408(b) of the Code.

Joint Annuitant - The Joint Annuitant (if any), receives lifetime annuity income. However, for Qualified Contracts all annuity income must be received only by the Annuitant during the Annuitant's lifetime. Either the Annuitant or the Joint Annuitant generally must be no older than 85 years of age on the Contract Date. For Non-qualified Contracts the Joint Annuitant may, but need not be, an Owner. For Qualified Contracts the Joint Annuitant may not be an Owner.

Net Investment Factor - An index used to measure the investment performance of an Investment Option from one Valuation Period to the next. The Net Investment Factor can be greater or less than one. The Net Investment Factor for each Investment Option for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where: (a) is the value of the assets at the end of the preceding Valuation Period; (b) is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period; and (c) is the sum of: (1) the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; PLUS (2) the deduction from the Investment Option during the current Valuation Period representing the daily charge equivalent to an effective annual rate of not more than 1%.

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Non-qualified Contract - A Contract other than a Qualified Contract. This type of Contract may be purchased with money from any source.

Owner(s) - The person(s) who have certain rights under the Contract. You (the Annuitant) must be an Owner. If there is a Joint Annuitant, he or she may also be an Owner (except for a Qualified Contract, where only one Owner is permitted). The Joint Annuitant is never required to be an Owner. Only you and the Joint Annuitant (if any), may ever be Owners.

Portfolio - An investment portfolio of a Fund.

Qualified Contract - A Contract that qualifies as an Individual Retirement Annuity under Section 408(b) of the Code.

Subaccount - A division of the Variable Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds available in the Contract.

Total Return - Used to measure the investment performance of an Investment Option, after all expenses.

Trading among Variable Subaccounts - Transfers of amounts among the Investment Options.

Valuation Period - The period of time from the time Annuity Income Unit values are calculated to the next time such values are calculated. These calculations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

Variable Account - Empire Fidelity Investments Variable Annuity Account A.

Withdrawal (Liquidity) Period - Period of time you can take money out of your annuity. The initial Withdrawal Period will be equal to the life expectancy of the Annuitant(s). The life expectancy is in whole numbers and is determined to be a period not in excess of that permitted by IRS guidelines. If no withdrawals are made from your annuity, the Withdrawal Period will operate as a Guarantee Period. The length of the Withdrawal Period may shorten if a withdrawal is made five or more years after your first income annuity date. Withdrawals are only available for allocations to variable annuity income.

Withdrawal Value - The total amount you can take out of your annuity during the Withdrawal Period is known as your Withdrawal Value. The Withdrawal Value is only available for allocations to variable annuity income.

You - The Annuitant. The Annuitant is always an Owner.

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Summary of the Contract

Purpose

This variable annuity provides periodic annuity income for your life, or for your life and the life of a Joint Annuitant unless you choose to surrender the Contract, if allowed. You may select from a number of annuity income options. You may also choose a guaranteed minimum number of years of annuity income or, if you have a Qualified Contract, you may choose a Withdrawal option. See Types of Annuity Income Options on page <Click Here> and Annuity Income Including Withdrawal Options on page <Click Here>. You may choose annuity income that is entirely fixed, entirely variable, or a combination of fixed and variable. See Fixed, Variable or Combination Annuity Income on page <Click Here>.

Annuity Income

We guarantee to provide annuity income for each Annuity Income Date for your lifetime and for the lifetime of the Joint Annuitant, if any (unless you choose to surrender the Contract, if allowed). We guarantee the amount of fixed annuity income on each Annuity Income Date, but we do not guarantee the amount of any variable annuity income. Neither do we guarantee any minimum number of Annuity Income Dates, unless you choose an option that provides for such a guarantee.

Under the Contract, we will distribute lifetime annuity income to you, or to you and the Joint Annuitant. The federal income tax laws have a special requirement for Qualified Contracts that have a Joint Annuitant. For these Contracts, during your lifetime annuity income can be payable only to you.

You are an Owner of the Contract. The Joint Annuitant will also be an Owner if so named on the application, except that for Qualified Contracts you must be the only Owner.

Purchase of Contract

You purchase the Contract with a single Purchase Payment. The minimum Purchase Payment is generally $25,000. EFILI reserves the right to reject Purchase Payments in excess of limits it establishes from time to time.

There are two types of Contracts. You may purchase a Non-qualified Contract with money from any source. In addition, you may purchase a Qualified Contract that is an Individual Retirement Annuity with contributions rolled-over from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA.

Investment Options

You allocate your Purchase Payment between variable and fixed annuity income on your application. This allocation may not be changed. The amount of variable annuity income will fluctuate from one Annuity Income Date to the next according to the investment results of the Investment Options you select.

There are currently thirty-five variable Subaccounts available as Investment Options.

  Five Subaccounts invest in shares of one of the portfolios of Fidelity Variable Insurance Products Fund. The Variable Insurance Products Fund currently offers Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio.
  Five Subaccounts invest in shares of one of the portfolios of Fidelity Variable Insurance Products Fund II. The Variable Insurance Products Fund II currently offers Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio.
  Four Subaccounts invest in shares of one of the portfolios of Fidelity Variable Insurance Products Fund III. The Variable Insurance Products Fund III currently offers Growth & Income Portfolio, Balanced Portfolio, Growth Opportunities Portfolio and Mid Cap Portfolio.
  Seven Subaccounts invest in shares of one of the portfolios of Fidelity Variable Insurance Products Fund IV. The Variable Insurance Products Fund IV currently offers Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio.
  The remaining Subaccounts invest in shares of one of the mutual fund portfolios of Morgan Stanley Dean Witter, PBHG, Strong, or Credit Suisse.

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Free Look Period

The portion of your Purchase Payment allocated to variable annuity income will be placed in the Money Market Investment Option during the Money Market Period, and you may currently reallocate among the variable Investment Options at any time after the end of the Money Market Period.

You may return the Contract for a refund during the free look period. See Free Look Privilege on page <Click Here>. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND. If neither you nor the Joint Annuitant survives to the first Annuity Income Date, the Contract will be canceled and we will make a refund equal to your Purchase Payment to your Beneficiary or Beneficiaries. See Death Benefit on page <Click Here>.

Important

We intend this summary to provide only an overview of the more significant aspects of the Contract. You will find more detailed information in the rest of this prospectus and in the Contract. The Contract constitutes the entire agreement between you and EFILI and should be retained.

FEE TABLE

The following items describe the fees and expenses that you will pay while owning the contract.

Contract Owner Transaction Expenses	None
Annual Contract	None
Separate Account Annual Expenses (as a percentage of average account value)
 Mortality and Expense Risk Charge	0.75%
 Account Fees and Expenses	0.25%
 Total Separate Account Annual Fees	1.00%

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund's assets, including management fees and other expenses)	0.29%	2.00%

Some Funds impose a 1% short-term redemption fee on interests held in the corresponding Investment Option for less than 60 days. The fee applies both to amounts withdrawn from the Contract and to amounts transferred to another Investment Option. The Funds that impose this fee are: Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio, and Telecommunications & Utilities Growth Portfolio.

For more details about the fee, please see "Certain Funds Impose a Short-Term Redemption Fee" on page <Click Here>.

Facts about EFILI, the Variable Account and the Funds

EMPIRE FIDELITY INVESTMENTS LIFE

Empire Fidelity Investments Life is a stock life insurance company organized under the laws of the State of New York on May 1, 1991. EFILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. EFILI is a wholly-owned subsidiary of Fidelity Investments Life Insurance Company. Fidelity Investments Life Insurance Company is a wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR Corp. own the voting common stock of FMR Corp. EFILI's financial statements appear in the Statement of Additional Information ("SAI"). Our principal executive offices are located at 200 Liberty Street, One World Financial Center, New York, New York 10281. The address for our Annuity Service Center is P.O. Box 580, Merrimack, New Hampshire 03054-0580.

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THE VARIABLE ACCOUNT

Empire Fidelity Investments Variable Annuity Account A was established as a separate investment account on July 15, 1991. It supports the Contracts and other forms of variable annuity contracts, and may be used for other purposes permitted by law.

The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Financial statements for the Variable Account are in the SAI.

We own the assets in the Variable Account. The assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, as required by law. The assets of the Variable Account may not be charged with liabilities from any other business we conduct. All income, gains and losses concerning assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of EFILI. Assets are maintained in the Variable Account at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to its general account. EFILI is obligated to provide all benefits under the Contracts.

There are currently thirty-five Subaccounts in the Variable Account. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund II. Four Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund III. Seven Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund IV. The other 14 available Investment Options are offered by four different mutual fund investment advisers.

THE FUNDS

Fidelity:

The Fidelity Funds are Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV. Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III are open-end, diversified management investment companies organized by FMR and each is the type of investment company commonly known as a series mutual fund. Variable Insurance Products Fund IV is also a series mutual fund, but six of its seven Portfolios are non-diversified; only its Financial Services Portfolio is diversified.

The investment objectives of the Portfolios of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV are described below. There is of course no assurance that any Portfolio will meet its investment objective.

Following the description of each Portfolio is a graph showing how your annuity income can fluctuate based on past investment performance through December 31, 2002. Each graph shows the effect that the Portfolio's investment performance would have had if a Contract with a Benchmark Rate of Return of 5.0%, providing an initial monthly annuity income of $500, was purchased on the date the Portfolio commenced operations.

The following description assumes you make no withdrawals. Annuity income increases for a given month if the annualized Total Return for that month is higher than the Benchmark Rate of Return, and decreases for a given month if the annualized Total Return is lower than the Benchmark Rate of Return. The Purchase Payment necessary for an initial monthly annuity income of $500 will vary depending on the age and sex of the Annuitant (and Joint Annuitant, if any), the annuity income option, and the first Annuity Income Date. Suppose a 65 year old male who lives in a state that does not charge a premium tax wishes to purchase $500 of initial monthly variable annuity income beginning one month from the Contract Date. If there is no Joint Annuitant and no Guarantee Period and he chooses a 5% Benchmark Rate of Return, the Purchase Payment needed would be $74,829. If the purchaser were female, the Purchase Payment necessary would be $83,701. This is because females have a longer life expectancy than males.

All the graphs take into account all charges under the Contract and the actual expenses of the Portfolios.

The graphs for the Other Funds are not available.

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VIP Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who want to diversify among stocks, bonds, short-term instruments and other types of securities. The fund's assets may also be invested in other instruments that do not fall within these classes.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.
  Potentially entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Investor Profile. The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in investment-grade debt securities of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2002, was the Lehman Brothers Aggregate Bond Index.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who want the potential for high current income from a portfolio of investment-grade debt securities. The fund's level of risk and potential reward depend on the quality and maturity of its investments, and has overall interest rate risk similar to the index.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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VIP High Income Portfolio seeks a high level of current income, while also considering growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.
  Potentially investing in non-income producing securities, including defaulted securities and common stocks.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund is for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index (S&P 500).

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in equity securities.
  Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.
  Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want some income from equity and bond securities, but also want to be invested in the stock market for its long-term growth potential.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in common stocks included in the S&P 500.
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.
  Lending securities to earn income for the fund.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns in relation to the S&P 500.

The graph below is based on a 5% Benchmark Rate of Return and initial annuity income of $500.

EFIAL7

VIP Growth Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in companies that it believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want to pursue growth potential, and who understand that this strategy often leads to more volatile investments than the market as a whole. The fund invests for growth and does not pursue an income strategy.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

EFIAL7

VIP Overseas Portfolio seeks long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in non-U.S. securities.
  Normally investing primarily in common stocks.
  Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile and Risk:

  Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States. The fund may be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world.
  It is important to note that investments in foreign securities involve risks in addition to those of U.S. investments. In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the fund invests.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

EFIAL7

VIP Asset Manager: Growth Portfolio seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (50%-100%), bond class (0%-50%), and short-term/money market class (0%-50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term instruments and other types of securities. The fund, while spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return. The value of each fund's investments and the income they generate will vary.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

EFIAL7

VIP Contrafund Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in securities of companies whose value it believes is not fully recognized by the public.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

EFIAL7

VIP Growth Opportunities Portfolio seeks to provide capital growth.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking growth of capital. The investment philosophy is not constrained by any particular investment style. The fund's assets may be invested in securities of foreign issuers in addition to securities of domestic issuers.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

EFIAL7

VIP Balanced Portfolio seeks income and capital growth consistent with reasonable risk.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.
  Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).
  Investing in domestic and foreign issuers.
  With respect to equity investments, emphasizing above-average income-producing equity securities, which tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics.
  Analyzing an issuer using fundamental factors and evaluating each security's current price relative to estimated long-term value to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who seek a balance between stocks and bonds. The fund may invest its assets in securities of foreign issuers in addition to domestic issuers.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

EFIAL7

VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.
  Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income rate of $500.

EFIAL7

VIP Mid Cap Portfolio seeks long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap Index or the Standard & Poor's MidCap 400 Index (S&P MidCap 400)).
  Potentially investing in companies with smaller or larger market capitalizations.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values

Investor Profile. The fund may be appropriate for investors seeking long-term growth of capital through equity securities, including growth or value stocks, or a combination of both.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly income of $500.

EFIAL7

VIP Consumer Industries Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly income of $500.

EFIAL7

VIP Cyclical Industries Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products, or services related to cyclical industries.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly income of $500.

EFIAL7

VIP Financial Services Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in providing financial services to consumers and industry.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly income of $500.

EFIAL7

VIP Health Care Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly income of $500.

EFIAL7

VIP Natural Resources Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks and in certain precious metals.
  Normally investing at least 80% of assets in securities of companies principally engaged in owning or developing natural resources, or supplying goods and services to such companies, and in precious metals.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly income of $500.

EFIAL7

VIP Technology Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly income of $500.

EFIAL7

VIP Telecommunications & Utilities Growth Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the utilities industry and companies deriving a majority of their revenues from their utility operations.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly income of $500.

EFIAL7

Morgan Stanley Asset Management

Emerging Markets Debt Portfolio

Objective and Strategy

  The Portfolio seeks high total return by investing primarily in Fixed Income Securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
  Approach. Using macroeconomic and fundamental analysis, Morgan Stanley Asset Management seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.
  Process. Morgan Stanley Asset Management's global allocation team analyzes the global economic environment and its impact on emerging markets. Morgan Stanley Asset Management focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors such as political risk, leadership, social stability, and commitment to reform. In selecting securities, Morgan Stanley Asset Management first examines yield curves with respect to a country and then considers instrument-specific criteria, including: (1) spread duration; (2) real interest rates; and (3) liquidity. The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. Morgan Stanley Asset Management may, when or if available, use hedging strategies, including the use of derivatives to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies. Under normal conditions, at least 80% of the Portfolio's assets will be invested in debt securities of issuers located in emerging market countries.

Emerging Markets Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Equity Securities of issuers in emerging market countries.
  Approach. Morgan Stanley Asset Management's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and managements with a strong shareholder value orientation.
  Process. Morgan Stanley Asset Management's global strategists analyze the global economic environment, particularly its impact on emerging markets and allocates the Portfolio's assets among emerging markets based on relative economic, political, and social fundamentals, stock valuations and investor sentiment. Morgan Stanley Asset Management invests within countries based on the work of country specialists who conduct extensive fundamental analysis of issuers within these markets and seek to identify issuers with strong earnings growth prospects. To manage risk, Morgan Stanley Asset Management emphasizes thorough macroeconomic and fundamental research. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in emerging market countries.

Global Value Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers.
  Approach. Morgan Stanley Asset Management seeks to maintain a diversified portfolio of global equity securities based on individual stock selection. Morgan Stanley Asset Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.
  Process. Morgan Stanley Asset Management selects securities for investment from a universe of issuers in developed markets. Morgan Stanley Asset Management expects to invest at least 20% of the Portfolio's total assets in the common stocks of U.S. issuers. The investment process is value driven and based on individual stock selection. Morgan Stanley Asset Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Asset Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product, competitiveness, market positioning, and industry structure. Meetings with senior company management are integral to the investment process. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities.

EFIAL7

International Magnum Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries.
  Approach. Morgan Stanley Asset Management seeks to achieve capital appreciation by investing primarily in equity securities of issuers in EAFE countries, which include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. In seeing to achieve this goal, Morgan Stanley Asset Management uses a combination of strategic geographic asset allocation and fundamental stock selection.
  Process. The Portfolio is managed using a two-part process combining the expertise of investment teams based in New York, London, Tokyo, and Singapore. The New York-based portfolio management team decides upon the appropriate allocation of the Portfolio's assets among Europe, Japan and developed Asia, including Australia and New Zealand. Regional allocation decisions are based on variety of factors, including relative valuations, earnings expectations, macroeconomic factors, as well as input from the regional stock selection teams and from the Morgan Stanley Asset Management's Asset Allocation Group, which is made up of several of Morgan Stanley Asset Management's senior investment officers. Once the allocations to Europe, Asia, and Japan have been determined, three overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks to purchase for their respective geographic regions. The regional portfolio management teams look for stocks that they believe to be attractively valued. The regional specialists analyze each company's finances, products, and management, typically meeting with each company's management, before a stock is purchased for the Portfolio. The Portfolio invests primarily in countries comprising the MSCI Europe, Australiasia, Far East (EAFE) Index (the "MSCI EAFE Index"). MSCI EAFE countries include Japan, most nations in Western Europe, and the more developed nations of Asia, such as Australia, New Zealand, Hong Kong, and Singapore. However, the Portfolio also may invest up to 5% of its assets in countries not included in the MSCI EAFE Index, including emerging markets countries.

PBHG

Select 20 Portfolio

Objective and Strategy

  The Select 20 Portfolio seeks long-term growth of capital.
  Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 80% of its total assets in growth securities of no more than 20 stocks of large capitalization companies that, in Pilgrim Baxter & Associates, Ltd.'s (the "Adviser") opinion, have strong business momentum, earnings growth and capital appreciation potential. These companies will generally have market capitalization similar to the market capitalizations of the companies in the Russell 1000® Growth Index at the time of the Portfolio's investment. The Adviser expects to focus primarily on those growth securities whose market capitalizations are over of $5 billion at the time of purchase. The size of the companies in the Russell 1000® Growth Index and those which the adviser intends to focus the Portfolio's investments will change with market conditions and the composition of the index.
  The growth securities in the Portfolio are primarily common stocks, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks, and convertible securities.
  The Portfolio is non-diversified, which means its performance is dependent upon the securities of a smaller number of companies. As a result, the impact of a single change in value (positive or negative) of a single holding may be magnified.

Growth II Portfolio

Objective and Strategy

  The Portfolio seeks capital appreciation.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in growth securities of small and medium sized companies that, in the Adviser's opinion, have strong business momentum, earnings growth and capital appreciation potential. These companies will generally have market capitalizations similar to the market capitalizations of the companies in the Russell Mid Cap® Growth Index at the time of the Portfolio's Investment. The Adviser expects to focus primarily on those growth securities whose market capitalizations or annual revenues are between $500 million and $10 billion at the time of purchase. The size of the companies in the Russell Mid Cap Growth Index and those which the Adviser intends to focus the Portfolio's investment will change with market conditions and the composition of the Index.

EFIAL7

  The growth securities in the Portfolio are primarily common stocks, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks, and convertible securities.
  The Portfolio emphasizes small and medium sized growth companies, so it may be more volatile than the stock market in general, as measured by the S&P 500.

Select Value Portfolio

Objective and Strategy

  The Portfolio seeks long-term growth of capital and income. Current income is a secondary objective.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in value securities of no more than 30 large capitalization companies that, in the opinion of the Adviser, are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Portfolio's investment. The Adviser expects to focus primarily on those value securities whose market capitalizations are over $1 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which the adviser intends to focus the Portfolio's investments will change with market conditions and the composition of the index.
  The value securities in the Portfolio are primarily common stocks, but may also include other equity securities such as warrants and rights to purchase common stocks and convertible securities. The Portfolio holds a limited number of stocks and the impact of the change in value (positive or negative) of a single holding may be magnified.

Small Cap Portfolio
(formerly known as PBHG Small Cap Value Portfolio)

Objective and Strategy

  The Portfolio seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk.
  Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities of companies whose market capitalizations are within the range of the Russell 2000® Index. The size of the companies in the Russell 2000 Index will change with market conditions and the composition of the index.
  The equity securities in the Portfolio are primarily common stocks that, in the opinion of the Adviser have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks and convertible securities.
  The Portfolio's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Portfolio generally has lower price-to-earnings ratios and price-to-book values than the Russell 2000.
  The Portfolio emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index.

Technology & Communications Portfolio

Objective and Strategy

  The Portfolio seeks long-term growth of capital. Current income is incidental to the Portfolio's objective.
  Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 80% of its total assets in common stocks of companies doing business in the technology and communications sector of the market. The Portfolio is concentrated which means it will invest 25% of more of its total assets in the groups of industries within the sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval, and biotechnology.
  The Portfolio invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments.
  The Portfolio's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.
  The Portfolio is non-diversified, which means its performance is dependent on the securities of a smaller number of companies. As a result, the impact of a change in value (positive or negative) of a single holding may be magnified.

EFIAL7

  Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, laws, regulations and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology issues.

Strong

Mid Cap Growth Fund II

Objective and Strategy

  The Portfolio invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation.
  The fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap Index at the time of investment.
  The portfolio can invest in futures and options transactions for hedging and risk management purposes.
  The fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach.

Opportunity Fund II

Objective and Strategy

  The Portfolio invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's managers believe are underpriced, yet have attractive growth prospects.
  The managers base the analysis on a company's ´´private market value'' - the price an investor would be willing to pay for the entire company given its management, financial health and growth potential.
  The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation and franchise value.
  The fund may invest up to 25% of its net assets in foreign securities. The managers may sell a stock when its price no longer compares favorably with the company's private market value.

Credit Suisse

International Focus Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing in equity securities of companies located or conducting a majority of their business in major foreign markets.
  The Portfolio intends to invest substantially all of its assets in common stocks, warrants and securities convertible into or exchangeable for common stocks. Under normal market conditions, the Portfolio will invest 80% of assets in equity securities of issuers from at least three foreign countries.
  The portfolio will implement a "focused" strategy of investing in equity securities of approximately 40-60 companies. The portfolio's 15 largest holdings may account for 40% or more of the portfolio's assets.
  The Portfolio intends to diversify its investments across a number of foreign countries although at times it may invest a significant part of its assets in a single country.
  The Portfolio may invest up to 15% of its assets in emerging markets.
  In choosing equity securities, the Portfolio managers look for companies of any size whose securities appear to be discounted relative to earnings, assets, or projected growth. The Portfolio managers determine value based on research and analysis, taking all relevant factors into account.

Risks: The Portfolio's principal risk factors are focus risk market risk and foreign securities. Because the Portfolio invests internationally, it carries additional risks, including currency, information, and political risks. Also, because of the Portfolio's "focused" strategy, the Portfolio may be subject to greater volatility than a fund that invests in larger number of issuers.

Global Post-Venture Capital Portfolio

Objective and Strategy

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  The Portfolio seeks long-term growth of capital by investing in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development.
  Under normal market conditions, the Portfolio will invest at least 80% of its total assets, plus any borrowings for investment purposes, in equity securities of "post-venture capital companies from at least three countries." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. In addition, the investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), will have occurred within ten years prior to the Portfolio's purchase of the company's securities.
  Up to 10% of the Portfolio's assets may be invested in private equity portfolios that invest in venture capital companies.

Risks: The Portfolio's principal risk factors are market risk, foreign securities, start-up and other small companies and special situation companies. Because the Portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. Post-venture capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the Portfolio's performance if the anticipated benefits of the special situation do not materialize.

Small Cap Growth Portfolio

Objective and Strategy

  The Portfolio seeks capital growth by investing in equity securities of small U.S. growth companies.
  The Portfolio considers a "small" company to be one whose market capitalization, measured at the time the Portfolio purchases a security of that company, is within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31, 2001, the Russell 2002 Index included companies with market capitalizations between $3.79 million and $1.77 billion. Companies that outgrowth the definition of small company after the Portfolio has purchased their securities continue to be considered small for purposes of the Portfolio's allocation to small-company equities.
  In seeking to identify growth companies - companies with attractive capital-growth potential - the Portfolio managers often look for (1) companies still in the developmental stage, (2) older companies that appear to be entering a new stage of growth, or (3) companies providing products or services with a high unit-volume growth rate.
  The Portfolio may also invest in securities of emerging-growth companies, small- or medium-sized companies that have passed their start up phase, show positive earnings and offer the potential for accelerated earnings growth. Emerging growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

Risk: The Portfolio's principal risk factors are market risk, start-up and other small companies, special-situation companies and non-diversified status. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. Small companies and emerging growth companies are often involved in "special situations." Securities of special situation companies may decline in value and hurt the Portfolio's performance if the anticipated benefits of the special situation do not materialize. The Portfolio is non-diversified and may invest a greater proportion of its assets in the securities of a smaller number of issuers. Non-diversification might cause the Portfolio to be more volatile than a diversified portfolio.

Funds' Availability to Separate Accounts

Shares of the Funds may also be sold to a variable life separate account of Fidelity Investments Life and to variable annuity and variable life separate accounts of other insurance companies. For a discussion of the possible consequences associated with having the Funds available to such other separate accounts, see Resolving Material Conflicts on page <Click Here>.

The Investment Advisers

Fidelity

The investment adviser for the Fidelity Funds is Fidelity Management & Research Company, a registered adviser under the Investment Advisers Act of 1940. Fidelity Management & Research Company (FMR) is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of February 28, 2003, FMR managed over $644 billion in assets. The portfolios of the Fidelity Funds, as part of their operating expenses, pay an investment management fee to FMR. These fees are part of the Funds' expenses. See the prospectuses for the Funds for discussions of the Funds' expenses. Fidelity Investments Money Management, Inc., a subsidiary of FMR, chooses certain investments for some of the Fidelity Funds. FMR Co., Inc., which serves as subadviser of FMR, also chooses certain investments for the Fidelity Funds. Foreign affiliates of FMR may help choose investments for some of the Funds.

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Morgan Stanley Asset Management

The investment adviser for The Universal Institutional Funds, Inc. is Morgan Stanley Investment Management Inc., which does business in certain instances as Morgan Stanley Asset Management. Morgan Stanley Asset Management is a wholly-owned subsidiary of Morgan Stanley, which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses-securities, asset management and credit services. Morgan Stanley Asset Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. Morgan Stanley Asset Management's principal business office is located at 1221 Avenue of the Americas, New York, New York 10020.

PBHG

The investment adviser for PBHG Insurance Series Fund is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. As a result of a tender offer and merger, Old Mutual plc ("Old Mutual") became the ultimate parent company of Pilgrim Baxter. Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 50H, United Kingdom. The principal business address of Pilgrim Baxter is 1400 Liberty Ridge Drive, Wayne, PA 19087.

Strong

The investment adviser for the Strong Funds is Strong Capital Management, Inc. The Adviser began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. The Adviser's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of the Fund, is the controlling shareholder of the Adviser.

Credit Suisse

The investment adviser for the Credit Suisse Trust is Credit Suisse Asset Management, LLC. Credit Suisse Asset Management, LLC is a member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business unit of Credit Suisse Group, one of the world's leading banks. Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally.

Important

You will find more complete information about the Funds, including the risks associated with each portfolio, in their respective prospectuses. You should read them in conjunction with this prospectus.

Facts About the Contract

PURCHASE OF A CONTRACT

We offer the Contracts only in states in which we have obtained approval. Two types of Contracts are available. You may purchase: (1) a Non-qualified Contract using money from any source; and (2) a Qualified Contract with money rolled over from a qualified retirement plan, such as a 401(a) or a 401(k) plan, 403(b) plan or a governmental 457(b) plan, or an IRA.

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  The minimum Purchase Payment for a Contract is generally $25,000.
  You may purchase a Qualified Contract only with a "rollover" (including a direct trustee-to-trustee transfer, where permitted) of funds from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA.
  You must be the Annuitant and the Owner of the Contract. If in addition to you, another person is named as an Owner, that person must be the Joint Annuitant.
  However, if you purchase the Contract as a Qualified Contract (IRA) you must be the sole Owner of the Contract.
  Generally, for all Contracts either you or the Joint Annuitant must be no more than 85 years old. To choose the Withdrawal Option either you or the Joint Annuitant must be no more than 80 years old.
  Application and Initial Purchase Payment

When we receive your properly completed application, we apply your payment to the purchase of a Contract within two Valuation Periods after receipt at the Annuity Service Center. We will consider your application properly completed as soon as:

(1) you have provided all the information requested on the application form, including your choice of annuity income option;

(2) we have received adequate proof of your date of birth (and the date of birth of the Joint Annuitant, if any); and

(3) we receive the entire amount of your Purchase Payment.

The date we credit the payment and issue your Contract is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information within five business days of the time we receive your application, we will return your payment unless we obtain your specific permission to keep it until you complete the application.

EFILI reserves the right to reject certain deposits made with cash-like instruments including, but not limited to money orders, cashier's checks, bank drafts, postal money orders and Traveler's Express international money orders.

FREE LOOK PRIVILEGE

You may return a Contract for a refund within 30 calendar days after you receive it (the "free look period"). If you choose to cancel the Contract, return it to the Annuity Service Center with a written request within the free look period. When you are replacing an existing annuity or life insurance policy with a contract, we will extend the free look period to 60 calendar days. For more information, please see Signature Guarantee.

For most Contracts, we assume that you receive your Contract 5 days after the Contract Date. For Contracts with large Purchase Payments, we may use the actual date you receive the Contract.

If you return a Contract more than 10 days after you receive it, we will promptly refund your Purchase Payment adjusted for investment performance. If you return a Contract during the first 10 calendar days after you receive it, we will promptly refund the greater of (1) your Purchase Payment in full, neither crediting your Contract for earnings nor charging it with any administrative expenses, and (2) your Purchase Payment plus the investment performance of the Money Market Investment Option.

We will also make an adjustment for the amount of any annuity income we paid before we received the Contract. If your free look period ends on a non-business day, the next business day will be used. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND.

INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENT

The portion of your Purchase Payment you allocate to the Subaccounts will be invested in the Money Market Investment Option for the Money Market Period. At the end of the Valuation Period in which the Money Market Period ends any amount then in the Money Market Investment Option (the "Free Look Units") will be exchanged for Annuity Income Units in the percentages you have chosen. You allocate percentages that are whole numbers, not fractions. Immediately following the reallocations, the total dollar value of the Annuity Income Units will be the same as the Free Look Units that were exchanged.

At least 10% of the variable portion of your Purchase Payment must be allocated to each Investment Option you select. If your instructions are incomplete (e.g. unclear or percentages do not equal 100%), your payments will be allocated to the VIP Money Market Portfolio until we receive your complete instructions. In these cases, we will not be responsible for the results of unit value changes or lost market opportunity. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

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TRADING AMONG VARIABLE SUBACCOUNTS

You may currently exchange amounts among Subaccounts as often as you wish without charge. However, excessive exchange activity can disrupt Portfolio management strategy and increase Portfolio expenses, which are borne by everyone participating in the Portfolio regardless of their exchange activity. Therefore, EFILI reserves the right to limit the number of exchanges permitted, but not to fewer than twelve per calendar year.

You tell us the percentage you want for your new allocation in each Subaccount. Your allocation percentages must be in whole numbers, not fractions. You may change the allocations among the Subaccounts by writing or telephoning the Annuity Service Center or on our Internet website.

  Trading by Telephone or Internet

EFILI reserves the right to change telephone or Internet exchange provisions, or to eliminate them, and to limit or reject any telephone or Internet exchange at any time. You may make up to a combined total of eighteen telephone/Internet exchanges per calendar year. All exchanges made on the same day count as one exchange. After this total is reached, you will only be permitted to complete exchanges in writing. Multiple exchanges among the Subaccounts in a single trading day count as one exchange. We will not accept exchange requests via fax or electronic mail.

We will not be responsible for any losses resulting from unauthorized telephone or Internet exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record calls. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

  Use of Market Timing Services

In some cases, we may sell Contracts to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, market timing services obtain authorization from Contract Owner(s) to make exchanges among the Subaccounts on the basis of perceived market trends. Because the large exchange of assets associated with market timing services may disrupt the management of the portfolios of the Funds, such transactions may become a detriment to Contract Owners not utilizing the market timing service.

The right to exchange Contract values among Subaccounts may be subject to modification if such rights are executed by a market timing firm or similar third party authorized to initiate exchange transactions on behalf of a Contract Owner(s). In modifying such rights, we may, among other things, decline to accept (1) the exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or (2) the exchange instructions of individual Contract Owners who have executed pre-authorized exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time. We will impose such restrictions only if we believe that doing so will prevent harm to other Contract Owners.

  Effective Date of Exchanges Among Variable Subaccounts

When you exchange among the Variable Subaccounts, we will redeem shares of the appropriate Portfolios at their prices as of the end of the current Valuation Period. Generally, any Subaccount you exchange to is credited at the same time.

However, we may wait to credit the amount to a new Subaccount until an Investment Option you exchange from becomes liquid. This will happen only if (1) the Subaccount you exchange to invests in a Portfolio that accrues dividends on a daily basis and requires Federal funds before accepting a purchase order, and (2) the Subaccount you exchange from is investing in an equity Portfolio in an illiquid position due to substantial redemptions or exchanges that require it to sell Portfolio securities in order to make funds available.

The Subaccount you exchange from will be liquid when it receives proceeds from sales of Portfolio securities, the purchase of new Contracts, or otherwise. During any period that we wait to credit a Subaccount for this reason, the amount you exchange will be uninvested. After seven days the exchange will be made even if the Investment Option you exchange from is not liquid.

  Important

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The amount of the allocation in each Subaccount will change with its investment performance. You should periodically review the allocations in light of market conditions and financial objectives.

CHARGES

The following are all the charges we make under the Contract.

1. Premium Taxes. Some states charge a "premium tax" based on the amount of your Purchase Payment. State premium taxes range from 0% to 3.5%. In addition, some counties, cities or towns may charge additional premium taxes. If you reside in a place where premium taxes apply, any amount needed to provide for the applicable premium taxes is deducted from your Purchase Payment. We will allocate the remainder of your Purchase Payment to the Investment Options and/or apply it to the purchase of fixed annuity income.

2. Administrative Charges. Administrative charges compensate us for the expenses incurred in administering the Contracts. These expenses include the cost of issuing the Contract, making electronic funds transfers to your bank account or issuing checks, maintaining necessary systems and records, and providing reports. These expenses are covered by a daily administrative charge.

Each day, a deduction is made from the assets of the Investment Options at an effective annual rate of 0.25%. We guarantee this charge will never increase. This charge does not affect the amount of fixed annuity income.

3. Mortality and Expense Risk Charge. We deduct a daily asset charge for our assumption of mortality and expense risks. Each day we deduct an amount from the assets of each Investment Option at an effective annual rate of 0.75%.

The mortality risk is our obligation to provide annuity income for your life (and the life of the Joint Annuitant, if any) no matter how long that might be. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large that cost may be. EFILI will realize a gain from the charge for these risks to the extent that it is not needed to provide for benefits and expenses under the Contracts. This charge does not affect the amount of fixed annuity income.

4. Expenses of the Funds. The Funds are charged management fees and incur operating expenses. The effect of these fees and expenses is reflected in the performance of the Investment Options. See the prospectuses for the Funds for a description of the Funds' fees and expenses.

5. Other Taxes. EFILI reserves the right to charge for certain taxes (other than premium taxes) that it may have to fund. Currently, no such charges are being made. See EFILI's Tax Status on page <Click Here>.

CERTAIN FUNDS IMPOSE A SHORT-TERM REDEMPTION FEE

Seven Subaccounts invest in Funds that impose a short-term redemption fee. Any short-term redemption fees that you pay are retained by the Fund, not by EFILI, and are part of the Fund's assets. The seven Portfolios that impose this fee are: Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio.

An Owner (or a person who succeeds to the Owner's rights after the owner's death) who chooses to redeem an interest in a Subaccount that invests in a Portfolio that charges a redemption fee will be subject to a 1.00% fund short-term trading fee if, and to the extent that, the interest in the Subaccount has been held for less than 60 days. For this purpose, interests held longest will be treated as being redeemed first and interests held shortest as being redeemed last.

Redemption from a particular Subaccount occurs when you reallocate variable annuity income from that Subaccount to another Subaccount, or when you make a withdrawal from a Subaccount. The fee will apply to all redemptions you request. The fee applies both to one time transactions and to periodic transactions.

Here are four examples to help you understand the application of the fee. The first two show the effect on Withdrawal Value, the last two show the effect on variable annuity income.

Example 1: On Day One, you allocate all of your variable annuity income to a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 58, you make a full withdrawal of your Withdrawal Value. Your Withdrawal Value immediately before the full withdrawal is $50,000.

The fee applies to the entire amount withdrawn. The fee is $500 (1% of $50,000).

Example 2: On Day One, you allocate half of your Purchase Payment to a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 50 you allocate the remainder of your variable annuity income to the same Subaccount. On Day 65 your Withdrawal Value in the Subaccount is $50,000, and you withdraw 80% of your Withdrawal Value from that Subaccount. Immediately before the redemption your Withdrawal Value in the Subaccount attributable to your original allocation is $30,000 and the Withdrawal Value in the Subaccount attributable to your subsequent allocation is $20,000.

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The first step is to determine how much of your Withdrawal Value is subject to the fee. You withdrew $40,000 of Withdrawal Value (80% of the total Withdrawal Value of $50,000). Using the first in, first out rule, all $30,000 of Withdrawal Value that relates to your original allocation is redeemed, and $10,000 of your subsequent allocation is redeemed. The $30,000 of Withdrawal Value associated with your original allocation is not subject to the redemption fee because the original allocation has been maintained in the Subaccount for 60 days or longer, but the $10,000 of the Withdrawal Value attributable to your subsequent allocation is subject to the fee because it has been maintained in the Subaccount for less than 60 days. Since the Withdrawal Value in the Subaccount subject to the fee has a Value of $10,000 at the time of the partial withdrawal, the redemption fee is $100 (1% of $10,000).

Example 3: On Day One, you allocate all of your variable annuity income to a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 58 you change your entire allocation of variable annuity income to another Subaccount. The value of your periodic annuity income in the first Subaccount immediately before the reallocation is $500.

The fee applies to the entire amount reallocated. Your variable annuity income is reduced by $5 (1% of $500).

Example 4: On Day One, you allocate half of your Purchase Payment to a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 50 you allocate the remainder of your variable annuity income to the same Subaccount. On Day 65 the value of your annuity income in the Subaccount is $500, and you reallocate 80% of your variable annuity income to another Subaccount. Immediately before the redemption $300 of your variable annuity income from the Subaccount comes from your original allocation and $200 from your subsequent allocation.

The first step is to determine how much of your variable annuity income is subject to the fee. You reallocated $400 of variable annuity income (80% of the $500). Using the first in, first out rule, all $300 of variable annuity income that related to your original allocation is exchanged, and $100 of variable annuity income from your subsequent allocation is exchanged. The $300 of income associated with your original allocation is not subject to the redemption fee because the original allocation has been maintained in the Subaccount for 60 days or longer, but the $100 of income attributable to your subsequent allocation is subject to the fee because it has been maintained in the Subaccount for less than 60 days.

Since the income in the Subaccount subject to the fee has a value of $100 at the time of the subsequent reallocation, variable annuity income is reduced by $1 (1% of $100).

ANNUITY INCOME DATES

We calculate the amount of your annuity income on each Annuity Income Date. You select the first Annuity Income Date when you purchase the Contract. The first Annuity Income Date may be either the first or the fifteenth day of a month. All subsequent Annuity Income Dates will be on the same day of the month as the first Annuity Income Date. The first Annuity Income Date may be up to one year after the Contract Date. The first Annuity Income Date generally may not be earlier than 30 days after the Contract Date.

On the application, you choose the frequency of annuity income. You can choose monthly, quarterly, semi-annual, or annual annuity income.

If an Annuity Income Date falls on a day that is not the last day of a Valuation Period, the amount of annuity income will be determined based on the value of your selected Investment Options at the close of the Valuation Period. Annuity income will generally be sent at the end of the Valuation Period immediately following the day on which the amount is determined.

SIGNATURE GUARANTEE

Certain requests may require a signature guarantee. A signature guarantee is designed to protect you and Empire Fidelity Investments Life from fraud. Your request must be in writing and may require a signature guarantee if any of the following situations apply:

1. Loss of Account Ownership

2. Resignation of Account Ownership

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3. In any circumstances where we deem it necessary for your protection

You should be able to obtain a signature guarantee from a bank, broker dealer (including Fidelity Investor Centers), credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

DEATH BENEFIT

If no Annuitant or Joint Annuitant is alive on the first Annuity Income Date, the Contract will be canceled and we will make a refund equal to your Purchase Payment to your Beneficiary or Beneficiaries.

If your Contract is a joint and survivor annuity and either you or the Joint Annuitant die before the first Annuity Income Date we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will usually result in greater annuity income.

FIXED, VARIABLE OR COMBINATION ANNUITY INCOME

At the time of purchase, you allocate your Purchase Payment between fixed and variable annuity income. You may choose all fixed annuity income, all variable annuity income, or a combination of the two.

  Fixed Annuity Income. Any portion of your Purchase Payment allocated to fixed annuity income will always remain allocated to fixed annuity income. If you allocate all of your Purchase Payment to fixed annuity income, EFILI will guarantee a specific amount of fixed annuity income that will be the same on each Annuity Income Date, except as described for Options 3 and 4 under Types of Annuity Income Options on page <Click Here>.
  Variable Annuity Income. Any portion of your Purchase Payment allocated to variable annuity income will always remain allocated to variable annuity income. You can reallocate the variable portion of your Contract among the various Investment Options. However, the variable portion of a Contract must remain in the Money Market Investment Option for the Money Market Period.

If you choose all variable annuity income, all of your annuity income will vary according to the investment experience of the Investment Options. Variable annuity income may decrease upon the death of the Annuitant or Joint Annuitant, as described for Options 3 and 4 under Types of Annuity Income Options on page <Click Here>.

Any portion of your Purchase Payment allocated to variable annuity income will initially purchase Free Look Units. EFILI will determine the number of Free Look Units based upon (a) your age and sex (and the age and sex of the Joint Annuitant, if any); (b) the type of annuity income option you choose; (c) the frequency of Annuity Income Dates you choose; (d) the first Annuity Income Date you choose; (e) the Benchmark Rate of Return you choose; and (f) the value of the Free Look Units on the Contract Date. The value of the Free Look Units reflects the investment performance of the Money Market Investment Option.

On the date the Money Market Period ends, EFILI will exchange Free Look Units for Annuity Income Units in the Investment Options you select. The total dollar value of the Annuity Income Units will be the same as the Free Look Units that were exchanged. The number of Annuity Income Units allocated to each Investment Option under a single life Contract will not change unless you reallocate among the Investment Options. If you choose a joint life Contract and benefits are reduced due to your death or the death of the Joint Annuitant, the number of Annuity Units will be reduced at that time.

EFILI calculates the amount of your variable annuity income based on the number of Annuity Income Units credited to each Investment Option. At the close of business on each Annuity Income Date (or on the next Valuation Date if the Annuity Income Date falls on a non-business day), the number of Annuity Income Units is multiplied by the value of the Annuity Income Units for each Investment Option. The amount of variable annuity income on the Annuity Income Date will be the sum of annuity income amounts for each Investment Option.

We will generally transmit each annuity income payment on the first business day after the Annuity Income Date. If you elect to receive your annuity income payment by direct deposit, you will usually receive your income sooner than if we send it to you through the mail.

  Combination of Fixed and Variable Annuity Income. If you choose a combination of fixed and variable annuity income, a portion of your annuity income will be fixed and a portion will vary according to the investment experience of the Investment Options. We will guarantee the dollar amount of the fixed annuity income portion on each Annuity Income Date. Both fixed and variable annuity income decrease upon the death of the Annuitant or Joint Annuitant as described for Options 3 and 4 under Types of Annuity Income Options on page <Click Here>.

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BENCHMARK RATE OF RETURN

When you purchase a Contract, we calculate an estimated first annuity income amount, assuming that the Investment Options will earn the Benchmark Rate of Return you choose. If the annualized Total Return of the Investment Options is greater than the Benchmark Rate of Return between the Contract Date and the first Annuity Income Date, assuming you do not make any withdrawals, the first annuity income amount will be higher than the estimate. If it is less, the first annuity income amount will be lower than the estimate.

Assuming you do not make any withdrawals, income will increase from one Annuity Income Date to the next if the annualized Total Return during that time is greater than the Benchmark Rate of Return you choose, and will decrease if the annualized Total Return is less than the Benchmark Rate of Return. Choosing a 5.0% Benchmark Rate of Return instead of a 3.5% Benchmark Rate of Return will result in a higher initial amount of income, but income will increase more slowly during periods of good investment performance and decrease more rapidly during periods of poor investment performance.

The following graph illustrates the effect that your choice of a Benchmark Rate of Return would have on your annuity income for a hypothetical Contract. The graph assumes the following: (a) a Purchase Payment of $100,000; (b) annuity income is entirely variable; (c) the Contract is a single life Contract providing annuity income for ten years or the rest of your life, whichever is longer; (d) you are a 65 year old male; and (e) the selected Portfolios earn a constant 10% gross investment return before fees and expenses (equal to a 7.79% annualized Total Return after fees and expenses). Monthly income amounts are shown for two Benchmark Rates of Return: 3.5% and 5.0% annually. Notice that with the lower Benchmark Rate of Return your monthly income starts at a lower level but increases more rapidly. With the higher Benchmark Rate of Return monthly income starts at a higher level but increases less rapidly.

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TYPES OF ANNUITY INCOME OPTIONS

At the time of purchase, you have a choice among a number of annuity income options. You also choose whether you want a minimum guaranteed number of years of annuity income. For any income option, you may choose to receive annuity income monthly, quarterly, semi-annually, or annually. Once you make these choices, they cannot be changed. The options EFILI currently offers are described below. Other annuity income options may be made available. The Federal income tax laws may limit your annuity income options where the Contract is used as a Qualified Contract.

1. Single Life Annuity. We will provide annuity income for your entire life, no matter how long that may be. Annuity income stops when you are no longer living. It is possible that your total annuity income under this option will be less than your Purchase Payment. It is even possible that you might receive annuity income only once under this option. This would happen if you were to die before the second Annuity Income Date. Because of this risk, this option offers you the highest level of annuity income. The Contract, like many annuities, pools the mortality experience of all Annuitants and Joint Annuitants. In effect, Annuitants and Joint Annuitants who live longer are subsidized by those who do not.

2. Joint and Survivor Annuity With Full Annuity Income to the Survivor. Under this option, we will provide annuity income jointly to you and the Joint Annuitant while you are both living, except that for a Qualified Contract during your lifetime we provide the income only to you. After the death of either of you, we will continue to provide the full amount of annuity income to the survivor. Annuity income stops when both you and the Joint Annuitant are no longer living. As in the case of the single life annuity described above, there is the risk that you may receive annuity income only once.

3. Joint and Survivor Annuity With Reduced Annuity Income to the Survivor. This option is like Option 2 above, except that annuity income is higher while both you and the Joint Annuitant are living, and lower when only one of you is still living. You indicate on your application whether annuity income to the survivor is reduced to two-thirds, or one-half, of the amount that it would have been were you both still alive.

4. Joint and Survivor Annuity With Full Annuity Income to the Annuitant if the Joint Annuitant Dies, But Reduced Annuity Income to the Joint Annuitant if the Annuitant Dies. This option is like Option 3 above, but annuity income is not reduced upon the death of the Joint Annuitant if the Joint Annuitant is the first to die. In case you are the first to die, you indicate on your application whether annuity income to the Joint Annuitant is reduced to two-thirds, or one-half, of the amount that it would have been were you both still alive. While you and the Joint Annuitant are both still alive, this option provides greater annuity income than Option 2 but not as much annuity income as Option 3.

For Options 2, 3, and 4, if either you or the Joint Annuitant die before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will generally result in greater annuity income.

ANNUITY INCOME INCLUDING WITHDRAWAL OPTIONS

If you have a Qualified Contract, you may elect the following options only if a portion or all of your purchase payment is allocated to the variable account. Withdrawals are not available for any allocations to fixed income. The Withdrawal option feature may not be available in your state.

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Single Life Annuity with Withdrawal Option. We will provide annuity income, beginning with the first Annuity Income Date, for as long as you live unless you surrender your Contract. If you die on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income to the beneficiary(ies) according to the terms of the Contract.

Joint and Survivor with Full Annuity Income to the Survivor with Withdrawal Option. Assuming you do not surrender your Contract or make withdrawals, we will provide full annuity income, beginning with the first Annuity Income Date, while either you or the Joint Annuitant is still living.

If either you or the Joint Annuitant dies before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity with a Withdrawal option. If the person who dies (you or the Joint Annuitant) is an Owner and the survivor is not the deceased Owner's spouse, we will adjust the Withdrawal Period, as required by law, so that it is not longer than the life expectancy of the survivor. This may result in a shorter Withdrawal Period and a higher amount of annuity income. For any allocations to fixed income, similar adjustments will be made to the Guarantee Period, if any.

If you and the Joint Annuitant both die on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income or Withdrawal Value to the Beneficiary(ies) according to the terms of the Contract.

GUARANTEE PERIOD

On your application, you may choose a guaranteed number of years of annuity income beginning with the first Annuity Income Date. You may choose a number of years from five (5) to forty-five (45). You may choose a Guarantee Period for annuity income options 1 through 4. If you choose an income option with a Withdrawal Option, you cannot also choose a guarantee period. If neither you nor the Joint Annuitant lives to the end of the guarantee period, any remaining annuity income will go to your Beneficiary or Beneficiaries. For Options 3 and 4 above, if you and the Joint Annuitant die at the same time, the annuity income due to any Beneficiary will be the same as if you died before the Joint Annuitant. If you choose to have a guarantee period, the amount of annuity income on each Annuity Income Date will be lower than if you had not chosen the guarantee.

If (a) you choose Option 2, 3 or 4 with a guarantee period, (b) an Owner dies before the first Annuity Income Date, and (c) the survivor (whether it is you or the Joint Annuitant) is not the deceased Owner's spouse, we will adjust the guarantee period, as required by the federal income tax laws, so that it is not longer than the life expectancy of the survivor. This may result in a shorter guarantee period and a generally higher amount of annuity income.

  Annuity Income to Beneficiary. If a Beneficiary is entitled to annuity income, the Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive a lump sum instead. The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining guaranteed Annuity Income Dates.
  Lump Sum Payment. A lump sum will become due under a Contract if there are guaranteed Annuity Income Dates remaining and either: (a) a Beneficiary elects a lump sum on the death of the last survivor of you and the Joint Annuitant (if any), (b) a Beneficiary receiving guaranteed annuity income dies, or (c) the last survivor of you and the Joint Annuitant (if any), dies and the Beneficiary is no longer living. For (b), the lump sum will be paid to the Beneficiary's estate. For (c), it will go to the estate of the last to die of you and the Joint Annuitant (if any).

Any lump sum attributable to the fixed annuity portion of a Contract will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, discounted at a rate equal to the rate used to determine annuity income payments.

Any lump sum attributable to the variable annuity income portion of a Contract will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, based on interest compounded annually at the Benchmark Rate of Return that EFILI used in determining the annuity income on the first Annuity Income Date.

If EFILI believes that the first annuity income amount due to any Beneficiary will be less than $50, EFILI may instead provide a lump sum for the value of all remaining annuity income. The amount of the lump sum will be determined on the same basis as described above for other lump sums.

WITHDRAWAL PROVISIONS

If you have purchased a Qualified Contract with a withdrawal option, you can withdraw amounts from the variable portion of your Contract by writing to our Annuity Service Center. See How to Make Withdrawals below.

You can not purchase a Qualified Contract with a withdrawal option if your Contract provides only fixed annuity income. Also, you can not elect a withdrawal option if you purchase a Non-qualified Contract.

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The amount you can withdraw will depend on when you make the withdrawal, how much of your Purchase Payment you allocated to variable annuity income and the investment experience of your Contract. See Withdrawal Value below.

The length of time you can make withdrawals is called the Withdrawal Period or Liquidity Period. See Withdrawal (Liquidity) Period below.

Certain withdrawals will have the effect of ending your Contract, i.e. you will receive no more annuity income. Other withdrawals may shorten the Withdrawal Period. All withdrawals will reduce the amount of variable annuity income. See Effect of Withdrawals below.

How to Make Withdrawals

All requests for withdrawals must be in writing to our Annuity Service Center. You may request to withdraw all of the Withdrawal Value (full withdrawal) or a portion of the Withdrawal Value (partial withdrawal). You may not make more than two partial withdrawals each calendar year. Any partial withdrawal must be for at least $500. You may not make any partial withdrawal that would reduce your variable annuity income below $1,200 per year at the time of the withdrawal.

Withdrawal Value

The Withdrawal Value changes each Valuation Period. What follows is an overview of how we determine the Withdrawal Value for each Valuation Period. For a complete description of how the Withdrawal Value is calculated, see Withdrawal Value in the Statement of Additional Information.

The Withdrawal Value for a Valuation Period is the sum of two amounts, which we call Part A and Part B. On the day we issue your contract, the total of Part A and Part B equals your Purchase Payment less any federal, state or local taxes we deducted from your Purchase Payment. The amount you can withdraw from your Contract decreases over time, eventually becoming zero.

Part A is based on the portion of your Purchase Payment that provides variable annuity income during the Withdrawal Period. Part B is based on the portion of your Purchase Payment that provides variable annuity income after the Withdrawal Period.

Part A changes (up or down) each Valuation Period based on the investment experience of your Contract. Also, each withdrawal and each annuity income payment reduces the value of Part A. Part A becomes zero at the end of the Withdrawal Period and remains zero thereafter.

Part B also changes (up or down) each Valuation Period based on the investment experience of your Contract. Withdrawals (but not annuity income payments) also reduce the value of Part B. Beginning one year after your first Annuity Income Date, Part B reflects a percentage which declines each day. The percentage declines at a rate of 25% per year, so five years after your first Annuity Income Date Part B becomes zero and remains zero thereafter.

The reductions in the values of Part A and Part B resulting from a withdrawal are in proportion to their values just before the withdrawal.

Withdrawal (Liquidity) Period

In April, 2002, the IRS issued temporary and proposed regulations under section 401(a)(9) of the Internal Revenue Code. It is unclear how these regulations apply with respect to a Liquidity Option. (see TAX CONSIDERATIONS for more information)

When you purchase your Contract we set the Withdrawal Period to be equal to the life expectancy of the Annuitant or Annuitants. Life expectancy is determined to be a period not in excess of that permitted by the Internal Revenue Service. It is always expressed in whole numbers.

If no withdrawals are made from your Contract, then you or your beneficiaries will receive variable annuity income for the entire length of the Withdrawal Period. In this respect the Withdrawal Period works like a Guarantee Period, i.e. variable annuity income would be guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period, whichever is longer. However, if you make withdrawals, the Withdrawal Period may shorten or end, as described below.

If all the Annuitants die before the end of the Withdrawal Period, each Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive a lump sum instead. The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining Annuity Income Dates in the Withdrawal Period.

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Comparing Withdrawal Period to Guarantee Period

You may compare a Contract with a Withdrawal Period to one that provides a Guarantee Period.

Under a Contract with a Withdrawal Period, variable annuity income is guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period, whichever is longer.

Under a Contract with a Guarantee Period, all annuity income (fixed and variable) is guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Guarantee Period, whichever is longer.

Under a Contract with a Withdrawal Period, a withdrawal may cause the Withdrawal Period to shorten or end.

Under a Contract with a Guarantee Period, withdrawals are not possible, and the date on which the Guarantee Period will end will not change after the Contract is issued.

Effect of Withdrawals

Withdrawals made within five years of the first annuity income date will have different consequences from withdrawals made after the first five years. Full withdrawals will have different consequences from partial withdrawals.

YOU SHOULD THINK MORE CAREFULLY ABOUT MAKING A WITHDRAWAL THE CLOSER YOU ARE TO THE FIFTH ANNIVERSARY OF YOUR FIRST ANNUITY INCOME DATE. IN MANY CIRCUMSTANCES YOU WILL BE BETTER OFF WAITING UNTIL AFTER THAT DATE TO MAKE A WITHDRAWAL. For example, if you buy a Contract that provides only variable income, withdrawals made after the end of the fifth year of annuity income would reduce your annuity income but would not cause your annuity income to end. In the same Contract, making a full withdrawal before the end of the fifth year would result in the loss of all future annuity income and your Contract would end. See the descriptions below to understand how withdrawals made during your first five years of annuity income may have different effects from withdrawals made later.

  Full Withdrawals During First Five Years

If all of your Purchase Payment is allocated to variable annuity income and you withdraw all of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, your Contract will end and you will not receive any more annuity income.

If your Purchase Payment is allocated part to variable annuity income and part to fixed annuity income, and you withdraw all of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, you will not receive any more variable annuity income. Fixed annuity income will continue in accordance with the income option you selected.

  Partial Withdrawals During First Five Years

If you withdraw part of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, then the amount withdrawn will be subtracted from the Withdrawal Value and all remaining variable annuity income will be reduced, in the same ratio that the amount withdrawn bears to the Withdrawal Value. A partial withdrawal during the first five years will have no impact on the length of the remainder of the Withdrawal Period.

  Full Withdrawals After First Five Years

If you withdraw all of the Withdrawal Value after the fifth anniversary of your Contract's first Annuity Income Date, you will no longer have a Withdrawal Value, the Withdrawal Period will end, and all remaining variable annuity income will be reduced.

  Partial Withdrawals After First Five Years

If you withdraw part of the Withdrawal Value after the fifth anniversary of your Contract's first Annuity Income Date, the amount withdrawn will be subtracted from the Withdrawal Value, all remaining variable annuity income will be reduced, and the Withdrawal Period will be reduced.

The Company will allocate partial withdrawals to the Investment Options in which the Contract is then invested in the same proportion as the value in each Investment Option bears to the Withdrawal Value on the date of the partial withdrawal.

For both full and partial withdrawals made after the first five years, the value of the reduced variable annuity income plus the amount of the withdrawal will be equivalent to the value of the variable annuity income just prior to the withdrawal. The Company will determine equivalence using modified insurance industry mortality tables.

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REPORTS

If part or all of your Purchase Payment is allocated to variable income, we will send you a statement showing the number of Annuity Income Units in each variable Investment Option, and the value of each Annuity Income Unit, at least once each calendar quarter, and each time you transfer Annuity Income Units among the Investment Options. If you choose the Withdrawal option, we will show your Withdrawal Value at least once each calendar quarter.

You should verify the accuracy of your transaction confirmations and monthly statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

We will also send you semiannual reports containing financial statements for the Funds, and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

More About the Contract

TAX CONSIDERATIONS

Treatment of Distributions

Taxation of Distributions. In April, 2002, the IRS issued temporary and proposed regulations under section 401(a)(9) of the Internal Revenue Code addressing required minimum distributions from annuity contracts. These new regulations apply to Contracts issued as IRAs. Your IRA might have a Liquidity Option, under which you may withdraw part or all of the Contract's "Liquidity Value" during the "Liquidity Period." It is unclear how the new temporary and proposed regulations apply with respect to a Liquidity Option. The Company is seeking clarification of the treatment of the applicability of the minimum distribution requirement to a Liquidity Option. However, it is possible that the Liquidity Option will need to be modified in order to comply with the regulations.

The portion of an annuity income distribution that is includible in ordinary income may vary depending on the annuity income option selected under the Contract, but generally is the excess of the distribution over the "exclusion amount."

In the case of a variable annuity income distribution, the exclusion amount is generally the "investment in the contract" allocated to the variable annuity income, adjusted for any guaranteed period, divided by the expected number of periodic annuity income distributions (determined under Treasury Department regulations).

In the case of fixed annuity income distributions, the exclusion amount is generally the amount determined by multiplying the distribution by the ratio (determined under Treasury Department regulations) of (1) the investment in the Contract allocated to the fixed annuity income, adjusted for any guaranteed period, to (2) the "expected return" under the fixed annuity income distributions. For Qualified Contracts, the investment in the contract is generally zero. When the investment in the Contract is zero, annuity income distributions are fully taxable as ordinary income.

After the dollar amount of the investment in the Contract is deemed to be recovered, the entire amount of each annuity income distribution will be fully includible in income. On the other hand, should the annuity income distributions cease before the adjusted investment in the Contract is fully recovered, the person receiving those distributions at the time of their death will be allowed a deduction for the unrecovered amount of the adjusted investment in the Contract.

Where a guaranteed period of annuity income distributions is selected and no Annuitant or Joint Annuitant lives to the end of that period, the annuity income distributions made to the Beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at the time; or (2) if distributed as annuity income distributions, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income distributions thereafter are fully includible in income.

Penalty Tax. Certain distributions under the Contract may be subject to a penalty tax equal to 10% of the portion of the distribution which is includible in income. Annuity income distributions under Qualified Contracts typically will not be subject to the penalty tax. Also, the additional 10% penalty tax generally does not apply to distributions under a Non-qualified Contract that are made (1) on or after the taxpayer attains age 59 1/2; (2) as part of a series of "substantially equal periodic payments" over the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (3) under an "immediate annuity" (as that term is defined in the tax law); or (4) in certain other situations.

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In the case of a Contract held in custody for a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, a distribution under the Contract ordinarily is taxable to the minor. Whether the penalty tax applies to such a distribution ordinarily is determined by the circumstance or characteristics of the minor, not the custodian. Thus, for example, a distribution taxable to a minor will not qualify for the exception to the penalty tax for distributions made on or after age 59 1/2 even if the custodian is 59 1/2 or older.

It is unclear at this time whether annuity distributions under a Non-qualified Contract prior to the recipient attaining age 59 1/2 satisfy an exception to the penalty tax. Accordingly, a prospective purchaser of a Non-qualified Contract who expects to receive distributions prior to attaining age 59 1/2 should consult a qualified tax adviser regarding the application of the penalty tax to those distributions.

Withholding and Reporting. EFILI will, as required by law, withhold and remit to the U.S. Government a part of the taxable portion of each distribution under the Contract, unless a written election not to have any amounts withheld is filed prior to the distribution. Also, EFILI will report all annuity income distributions made while you are alive as being distributed in full to you, even if you name a Joint Annuitant.

Qualified Contracts

The Contract may be used as an Individual Retirement Annuity under Section 408(b) of the Internal Revenue Code. Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity." You should seek competent advice as to the tax consequences associated with the use of a Contract as a Qualified Contract.

Because the Contract's minimum Purchase Payment is greater than the maximum annual contribution permitted to an Individual Retirement Annuity, a Qualified Contract may be purchased only in connection with a "rollover" (including a direct trustee-to-trustee transfer, where permitted). Specifically, a Qualified Contract may be purchased only in connection with a rollover of amounts from a qualified 401(a) or a 401(k) plan, a tax-sheltered annuity, a 403(b) plan, a governmental 457(b) plan, or an IRA.

If the Contract is used as a Qualified Contract, you must be the sole Owner of the Contract and the Annuitant. If you name a Joint Annuitant, all distributions made while you are alive must be made to you. Also, if you name a Joint Annuitant who is not your spouse, the annuity income options from which you may select may be limited, depending on the difference in ages between you and the Joint Annuitant. Furthermore, if you choose a guaranteed period, the length of the period may have to be limited in order to satisfy certain minimum distribution requirements of the Code.

In the case of a Contract with a Withdrawal Value that is issued as an Individual Retirement Annuity, we believe that the annuity income payments thereunder should satisfy the minimum distribution requirements under section 401(a)(9) of the Code. However, it is possible, though unlikely, that the IRS will determine that the annuity income payments do not satisfy those requirements. In addition, we do not know whether the withdrawal of all or a part of the Withdrawal Value constitutes a minimum required distribution which cannot be directly transferred to another IRA or rolled over. Due to this uncertainty, we will not process direct transfers to another IRA but will instead treat all withdrawals of the Withdrawal Value from the Contract as distributions for tax reporting and withholding purposes. Accordingly, we will report such withdrawals on a 1099R form. Owners should consult a tax advisor before withdrawing an amount with the intention of rolling it over to another IRA.

Tax Deferral Until Distributions are Made

Under existing provisions of the Code, any increase in the value of the Contract is generally not taxable until distributions are made under one of the Contract's annuity income options. However, as discussed below, this tax deferral generally applies only if (1) the Owner is an individual, (2) the investments in the Variable Account are adequately diversified in accordance with Treasury Department regulations, (3) EFILI, rather than the Owner, is considered the owner of the assets of the Variable Account for federal tax purposes, and (4) certain distribution requirements are met in the event that you die.

Non-natural Owner. In certain circumstances, if an Owner were a "non-natural" person, such as a corporation or a trust, the Contract would not be treated as an annuity contract for federal tax purposes, and the Owner would be taxable currently on the income and gain from the assets of the Variable Account. Accordingly, the Contract must be owned by an individual (or individuals), and will not be issued to "non-natural" persons.

Diversification Requirements. For a Contract to be treated as an annuity contract for federal income tax purposes, the investments of the Variable Account must be "adequately diversified." The Treasury Department has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, the Contracts would not be treated as annuity contracts for federal income tax purposes, and each Owner would be taxable currently on the income and gain from the assets of the Variable Account. Although EFILI does not control the investments of the Funds, EFILI has entered into agreements with the Funds requiring them to operate in compliance with the Treasury Department regulations so that the Variable Account will be considered "adequately diversified."

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Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the contract owners' gross income.

Several years ago, the Internal Revenue Service (the "Service") stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Owner of the Contract has a choice of more Investment Options to which to allocate the Purchase Payment, and may be able to transfer among Investment Options more frequently than in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account, and thus income and gain from such assets would be includible in the Owner's income annually. In addition, it is not known what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Variable Account.

Distribution Requirements. To qualify as an annuity for federal tax purposes, the Contract must satisfy certain distribution requirements in the event of your death. The Contract contains the required distribution provisions. In certain situations, those provisions may limit the guaranteed period over which annuity income distributions can be made (if such a period is selected).

  Important. This discussion of the Tax Considerations assumes that the Contract will be treated as an annuity contract for federal income tax purposes and that EFILI will be treated as the owner of the Variable Account assets.

EFILI's Tax Status

EFILI is taxed as a life insurance company under Subchapter L of the Code. Since the operations of the Variable Account are part of, and are taxed with, the operations of EFILI, the Variable Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied to increase reserves under a contract. EFILI does not expect to incur federal income taxes attributable to the Variable Account. Based on this, no charge is being made currently to the Variable Account for federal income taxes. EFILI will periodically review the need for a charge to the Variable Account for its federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Under existing laws, EFILI may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes (other than premium taxes) are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, EFILI may make charges for such taxes against the Variable Account.

General Tax Considerations

The above discussion is not exhaustive and is not intended as tax advice. The federal income tax consequences associated with the purchase of an immediate annuity, like the Contract, are complex, and the application of the pertinent tax rules to a particular person may vary according to facts specific to that person. A qualified tax adviser should always be consulted regarding the application of law to individual circumstances. In particular, if you name a Joint Annuitant who is not your spouse (or if the Joint Annuitant is your spouse and you and your spouse do not file joint income tax returns), you should consult a qualified tax adviser as to the tax consequences of your particular arrangement.

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This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address federal estate and gift tax consequences, or state or local tax consequences, associated with the purchase of a Contract. In addition, Empire Fidelity Investments Life Insurance Company makes no guarantee regarding any tax treatment, federal, state, or local, of any Contract or of any transaction involving a Contract.

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Other Contract Provisions

You should also be aware of the following important provisions of your Contract.

1. Owner(s). Before a Contract is issued, the Owner(s) also has (have) the right to (a) name the Joint Annuitant (if any); (b) allocate the Purchase Payment between fixed and variable annuity income; (c) choose an annuity income option; (d) allocate the Purchase Payment among the Investment Options; (e) choose the Benchmark Rate of Return; (f) name the Beneficiary or Beneficiaries; and (g) select the first Annuity Income Date and how often you will receive annuity income.

After a Contract is issued, each Owner named in the application has the following rights: (a) the right to change any Beneficiary; (b) the right to cancel the Contract during the free look period; (c) any right to reallocate among the Investment Options; and (d) the right to instruct us how to vote shares of an investment portfolio attributable to the Contract; and for a Contract that includes a Withdrawal option, (e) the right to withdraw from the variable portion of the Contract during the Withdrawal Period and the right to surrender the variable portion of the Contract within five years from the first annuity income date.

A Joint Annuitant who is not an Owner when a Contract is issued will succeed to the rights in the paragraph above if he or she survives the Owner. When no Owner or Joint Annuitant is still alive, each Beneficiary will have (a) the right to reallocate among the Investment Options, and (b) the right to instruct us how to vote shares of an investment portfolio attributable to the Contract, with respect to his or her share of annuity income.

2. Annuitant. You have the right to receive annuity income under the terms of the Contract. You also have rights as an Owner as described above.

3. Joint Annuitant. For Non-qualified Contracts, the Joint Annuitant (if any), has the right to receive annuity income jointly with you under the terms of the Contract. The Joint Annuitant may also be an Owner, or succeed to the rights of the Owner(s) as described above. For Qualified Contracts (a) all annuity income during your lifetime must be received only by you, and (b) the Joint Annuitant may not be an Owner.

4. Beneficiary. You may name one or more Beneficiaries when you complete your application. You may change Beneficiaries later, unless you have designated an irrevocable Beneficiary, in which case we will require the consent of the irrevocable Beneficiary in writing. The Beneficiary (or Beneficiaries) will receive (a) annuity income for the remainder of any guarantee period after the death(s) of the Annuitant (and Joint Annuitant if any); and (b) a refund of your Purchase Payment if you (and the Joint Annuitant, if any) do not live to the first Annuity Income Date. Surviving Beneficiaries will receive equal shares unless you specify otherwise. A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined. If a Beneficiary receiving annuity income dies, we will provide a lump sum to his or her estate. See Types of Annuity Income Options on page <Click Here>.

The Beneficiary (or Beneficiaries) will receive any remaining Withdrawal Period annuity income if neither you nor the Joint Annuitant (if any) survives to the end of the Withdrawal Period.

Surviving Beneficiaries will receive equal shares unless you specify otherwise. If (1) no Beneficiary survives you and the Joint Annuitant (if any); and (2) the Withdrawal Period or guarantee period (if any) has not ended; we will provide a lump sum to the estate of the last to die of you and the Joint Annuitant.

The Beneficiary has choices if you (and the Joint Annuitant, if any) die before the end of the Withdrawal Period or guarantee period, if any:

The Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive the Withdrawal Value plus the present value of fixed annuity income (if any). If a Contract with a withdrawal option is within its first five years after the first annuity income date, it will typically be more advantageous for the Beneficiary to choose option (b). The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining guaranteed Annuity Income Dates.

If a Beneficiary receiving annuity income dies, a lump sum will be provided to the Beneficiary's estate. The fixed annuity income portion of any lump sum will be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, discounted at a rate equal to the rate used to determine annuity income payments. The variable annuity income portion will be the Withdrawal Value.

A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined. See Types of Annuity Income Options on page <Click Here>.

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5. Misstatement of Date of Birth or Sex. If the date of birth or sex of you or the Joint Annuitant has been misstated, EFILI will change the benefits to those which the proceeds would have purchased had the correct date(s) of birth and sex(es) been stated.

If the misstatement is not discovered until after the first Annuity Income Date, EFILI will take the following action: (1) if EFILI provided too much annuity income, EFILI will add interest at the rate of 6% per year compounded annually and withhold annuity income on subsequent following Annuity Income Date(s) until it has recovered the excess; (2) if EFILI provided too little annuity income, we will make up the balance plus interest at the rate of 6% per year compounded annually in a lump sum.

6. Assignment. The Contract may not be assigned.

7. Dividends. The Contract is "non-participating." This means that there are no dividends. Investment results of the Investment Options are reflected in benefits.

8. Notification of Death. Any Beneficiary claiming an interest in the Contract must provide us in writing with due proof of your death and the death of the Joint Annuitant (if any) at the Annuity Service Center. We will not be responsible for any annuity income paid to you or the Joint Annuitant (if any) before we receive due proof of death at the Annuity Service Center.

You and the Joint Annuitant are each responsible for notifying EFILI of the death of the other. Each Beneficiary is responsible for notifying EFILI of the death of the last surviving Annuitant or Joint Annuitant. Upon the death of the last person with the right to receive annuity income under a Contract, that person's executor is responsible for notifying EFILI. If too much annuity income is provided because EFILI is not notified of a death, EFILI may withhold annuity income on subsequent Annuity Income Dates, or take legal action, until it has recovered any excess amounts.

SELLING THE CONTRACTS

The Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc. Each is a subsidiary of FMR Corp., the parent company of EFILI. Fidelity Brokerage Services LLC is the principal underwriter (distributor) of the Contracts. Fidelity Distributors Corporation is the distributor of the Fidelity family of funds, including the Fidelity Funds. The principal business address of Fidelity Brokerage Services LLC and Fidelity Distributors Corporation is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Insurance Agency, Inc. receives sales compensation from EFILI of not more than 3% of the Purchase Payments. Amounts paid by EFILI to Fidelity Insurance Agency, Inc. will be paid out of the general assets of EFILI, which may include proceeds derived from mortality and expense risk charges EFILI deducts from the Variable Account.

POSTPONEMENT OF BENEFITS

We will usually send annuity income within seven days of the Annuity Income Date. We will usually send any lump sum distributions to Beneficiaries within seven days of the day we receive proper notice. We will usually send any Death Benefit within seven days after we receive due proof of your death (for a single life Contract) or the deaths of you and the Joint Annuitant (for a joint life Contract). However, we may delay sending these amounts if (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement for any other reason.

More About the Variable Account and the Funds

CHANGES IN INVESTMENT OPTIONS

We may from time to time make additional Subaccounts available to you. These Subaccounts will invest in investment portfolios that we find suitable for the Contract.

EFILI also has the right to eliminate any Subaccount, to combine two or more Investment Options, or substitute a new portfolio or fund for the Portfolio in which a Subaccount invests. A substitution may become necessary if, in EFILI's judgment, a Portfolio or Fund no longer suits the purpose of the Contract. This may happen due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason. EFILI would obtain prior approval from the SEC and any other required approvals before making such a substitution.

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EFILI also reserves the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

TOTAL RETURN FOR A SUBACCOUNT

The Total Return reflects the investment performance of a Subaccount, less all expenses and charges, for the Valuation Period. EFILI determines the Total Return of a Subaccount at the end of each Valuation Period. Such determinations are made as of the close of business each day the New York Stock Exchange is open for business.

Shares of the Funds are valued at net asset value. Any dividends or capital gains distributions of a Portfolio of the Funds are reinvested in shares of that Portfolio.

VOTING RIGHTS

EFILI will vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and EFILI decides that it is permitted to vote the shares of the Funds in its own right, it may decide to do so.

EFILI calculates the number of shares that you may instruct it to vote by dividing the reserve maintained in each Investment Option to meet the obligations under the Contract by the net asset value of one share of the corresponding Portfolio. Fractional votes will be counted. EFILI reserves the right to modify the manner in which it calculates the weight to be given to your voting instructions where such a change is necessary to comply with Federal regulations or interpretations of those regulations.

EFILI will determine the number of shares you can instruct it to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting, we will mail you material for providing your voting instructions.

If your voting instructions are not received in time, EFILI will vote the shares in the same proportion as the instructions received with regard to all other contracts issued through the Variable Account. EFILI will also vote shares it holds in the Variable Account that are not attributable to contracts in the same proportionate manner. Under certain circumstances, EFILI may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of the Portfolios, or result in the approval or disapproval of an investment advisory contract.

Under Federal regulations, EFILI may also disregard instructions to vote for changes in investment policies or the investment adviser if it disapproves of the proposed changes. EFILI would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if it decided that the change would result in overly speculative or unsound investments. If EFILI ever disregards voting instructions, it will include a summary of its actions in the next semi-annual report.

RESOLVING MATERIAL CONFLICTS

The Funds are available to separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts EFILI establishes.

Although EFILI does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in a Fund. A conflict may occur due to a change in law affecting the operations of variable life insurance and variable annuity separate accounts, differences in the voting instructions we receive and instructions received by other companies, or some other reason. In the event of a conflict, it is possible that the Variable Account might be required to withdraw its investment in the Funds. In the event of any conflict, we will take any steps necessary to protect Annuitants, Joint Annuitants, and Beneficiaries.

PERFORMANCE

Performance information for the Investment Options may appear in reports and advertising to current and prospective Owners, Annuitants, Joint Annuitants, and Beneficiaries. The performance information is based on historical investment experience of the Investment Options and the Funds and does not indicate or represent future performance.

(bullet) Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in Portfolio share price, the automatic reinvestment by the separate account of all distributions and the deduction of applicable annuity charges.

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(bullet) A cumulative total return reflects performance over a stated period of time.

(bullet) An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Investment Option's returns, you should recognize that they are not the same as actual year-by-year results.

(bullet) Some Investment Options may also advertise yield. These measures reflect the income generated by an investment in the Investment Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses.

(bullet) The Money Market Investment Option may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Investment Option over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The Investment Grade Bond, the High Income, and Emerging Debt Investment Options may advertise a 30 day yield which reflects the income generated by an investment in the Investment Option over a 30 day period.

LITIGATION

Neither EFILI, the Variable Account, nor Fidelity Brokerage Services LLC is a party to any material litigation.

Appendix - Illustrations Of Values

We have prepared the following tables to show how investment performance affects your variable annuity income over time. In these illustrations, we assume that you are the person who will receive the variable annuity income.

The variable annuity income amounts reflect two different assumptions for a constant investment return before all expenses: 0% and 12%. These are hypothetical rates of return and, of course, EFILI does not guarantee that you will earn these returns for any one year or any sustained period of time. The tables are for illustrative purposes only and do not represent past or future investment returns.

Your variable income may be more or less than the income shown if the actual returns of the Investment Options are different than those illustrated. Since it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity income will also fluctuate. The total amount of annuity income ultimately received will depend on how long you live and whether you choose a guarantee period option or the withdrawal option.

Another factor which determines the amount of variable annuity income is the Benchmark Rate of Return. You choose the Benchmark Rate of Return from the options available. The following description assumes you make no withdrawals. Income will increase from one Annuity Income Date to the next if the annualized Total Return during that time is greater than the Benchmark Rate of Return you choose, and will decrease if the annualized Total Return is less than the Benchmark Rate of Return.

Two tables follow. The first is based on a Contract without a withdrawal provision and the second is based on a Contract with a withdrawal provision.

The income amounts shown reflect the deduction of all fees and expenses. Portfolio management fees and operating expenses are assumed to be at an annual rate of 1.02% of their average daily net assets. Actual fees and expenses under the Contract may be higher or lower, will vary from year to year, and will depend on how you allocate among the portfolios. The mortality and expense risk and administration charge are assumed to be at an annual rate of 1% of the average daily net assets.

Upon request we will furnish a customized illustration based on your individual circumstances and choice of annuity options.

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Income Advantage Illustration
Annuitant:	John Doe	Purchase Date:	June 5, 2003
Sex:	Male	First Income Date:	July 15, 2003
Date of Birth:	June 15, 1933	Frequency of Income:	Monthly
Income Option:	Single Life	Annuity Purchase Amount:	$100,000
Guarantee Period:	10 Years	Source of Funds:	Non-IRA
		State of Residence:	New York
Purchase Allocation:	100% Variable	Benchmark Rate of Return:	5.00%

The purpose of this illustration is to show how much your future income payments could be given a hypothetical rate of return. Your actual payments will depend on the performance of the investment Portfolios you choose. You can expect payments to go up and down and no minimum dollar amount of income is guaranteed.

			Monthly Annuity Income Projection
			Hypothetical 0% Return*		Hypothetical 12% Return*
Year	Age	Date	Income Payments	Cumulative Payments	Income Payments	Cumulative Payments

1	70	7/15/03	$ 714	$ 714	$ 723	$ 723
2	71	7/15/04	$ 667	$ 8,975	$ 756	$ 9,615
3	72	7/15/05	$ 622	$ 16,684	$ 790	$ 18,910
4	73	7/15/06	$ 581	$ 23,878	$ 826	$ 28,624
5	74	7/15/07	$ 542	$ 30,592	$ 863	$ 38,778
6	75	7/15/08	$ 506	$ 36,858	$ 902	$ 49,391
7	76	7/15/09	$ 472	$ 42,705	$ 943	$ 60,485
8	77	7/15/10	$ 440	$ 48,162	$ 986	$ 72,080
9	78	7/15/11	$ 411	$ 53,255	$ 1,031	$ 84,199
10	79	7/15/12	$ 384	$ 58,008	$ 1,077	$ 96,867
11	80	7/15/13	$ 358	$ 62,443	$ 1,126	$ 110,107
12	81	7/15/14	$ 334	$ 66,582	$ 1,177	$ 123,946
13	82	7/15/15	$ 312	$ 70,445	$ 1,230	$ 138,412
14	83	7/15/16	$ 291	$ 74,051	$ 1,286	$ 153,531
15	84	7/15/17	$ 272	$ 77,415	$ 1,344	$ 169,334
16	85	7/15/18	$ 253	$ 80,555	$ 1,405	$ 185,853
17	86	7/15/19	$ 237	$ 83,485	$ 1,468	$ 203,118
18	87	7/15/20	$ 221	$ 86,220	$ 1,535	$ 221,164
19	88	7/15/21	$ 206	$ 88,772	$ 1,604	$ 240,026
20	89	7/15/22	$ 192	$ 91,153	$ 1,676	$ 259,742
			Monthly Annuity Income Projection
			Hypothetical 0% Return*		Hypothetical 12% Return*
Year	Age	Date	Income Payments	Cumulative Payments	Income Payments	Cumulative Payments

21	90	7/15/23	$ 179	$ 93,376	$ 1,752	$ 280,349
22	91	7/15/24	$ 167	$ 95,450	$ 1,832	$ 301,888
23	92	7/15/25	$ 156	$ 97,386	$ 1,914	$ 324,401
24	93	7/15/26	$ 146	$ 99,193	$ 2,001	$ 347,933
25	94	7/15/27	$ 136	$ 100,879	$ 2,091	$ 372,529
26	95	7/15/28	$ 127	$ 102,452	$ 2,186	$ 398,237

* Hypothetical returns are before all expenses. All illustrated income payments reflect the deduction of fees & expenses. The corresponding net returns (after expenses) are: - 2.01% and 9.75%.

Longevity Information**
Assuming you're in good health and age 69, there's a	50% chance of living to age	25% chance of living to age

	86	92

** Source: 2000 Individual Annuitant Mortality Table.

This illustration is valid for money received by June 15, 2003.

This illustration must be preceded or accompanied by a current prospectus. After the free look period, no surrenders are allowed.

Income Advantage is issued by Empire Fidelity Investments Life Insurance Company, NY, NY and is distributed by Fidelity Brokerage Services LLC, Member NYSE, SIPC, Fidelity Insurance Agency, Inc.

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Income Advantage Illustration
Annuitant:	John Doe	Purchase Date:	June 5, 2003
Sex:	Male	First Income Date:	July 15, 2003
Date of Birth:	June 15, 1933	Frequency of Income:	Monthly
Income Option:	Single Life	Annuity Purchase Amount:	$100,000
		Source of Funds:	IRA/Qualified
		State of Residence:	New York
Purchase Allocation:	100% Variable	Benchmark Rate of Return:	5.00%
		Withdrawal Option:	Yes

The purpose of this illustration is to show how much your future income payments could be given a hypothetical rate of return. Your actual payments will depend on the performance of the investment Portfolios you choose. You can expect payments to go up and down and no minimum dollar amount of income is guaranteed.

Monthly Annuity Income Projection
			Hypothetical 0% Return*			Hypothetical 12% Return*
Year	Age	Date	Income Payments	Cumulative Payments	Withdrawal Value	Income Payments	Cumulative Payments	Withdrawal Value

	69	6/5/03	$	$	$ 100,000	$	$	$ 100,000
1	70	7/15/03	$ 650	$ 650	$ 99,128	$ 658	$ 658	$ 100,367
2	71	7/15/04	$ 607	$ 8,164	$ 89,683	$ 688	$ 8,747	$ 101,700
3	72	7/15/05	$ 566	$ 15,176	$ 77,826	$ 719	$ 17,201	$ 98,845
4	73	7/15/06	$ 528	$ 21,721	$ 66,734	$ 751	$ 26,038	$ 94,928
5	74	7/15/07	$ 493	$ 27,828	$ 56,359	$ 785	$ 35,275	$ 89,789
6	75	7/15/08	$ 460	$ 33,528	$ 46,648	$ 821	$ 44,929	$ 83,236
7	76	7/15/09	$ 429	$ 38,847	$ 40,425	$ 858	$ 55,020	$ 80,789
8	77	7/15/10	$ 401	$ 43,811	$ 34,695	$ 897	$ 65,567	$ 77,658
9	78	7/15/11	$ 374	$ 48,444	$ 29,408	$ 937	$ 76,592	$ 73,724
10	79	7/15/12	$ 349	$ 52,767	$ 24,534	$ 980	$ 88,115	$ 68,886
11	80	7/15/13	$ 326	$ 56,802	$ 20,044	$ 1,024	$ 100,159	$ 63,033
12	81	7/15/14	$ 304	$ 60,567	$ 15,911	$ 1,070	$ 112,748	$ 56,040
13	82	7/15/15	$ 284	$ 64,081	$ 12,110	$ 1,119	$ 125,907	$ 47,772
14	83	7/15/16	$ 265	$ 67,360	$ 8,618	$ 1,170	$ 139,660	$ 38,076
15	84	7/15/17	$ 247	$ 70,421	$ 5,413	$ 1,222	$ 154,036	$ 26,786
16	85	7/15/18	$ 231	$ 73,277	$ 2,475	$ 1,278	$ 169,062	$ 13,717
17	86	7/15/19	$ 215	$ 75,942	$ 0	$ 1,335	$ 184,767	$ 0
18	87	7/15/20	$ 201	$ 78,430	$ 0	$ 1,396	$ 201,183	$ 0
19	88	7/15/21	$ 187	$ 80,751	$ 0	$ 1,459	$ 218,341	$ 0
20	89	7/15/22	$ 175	$ 82,918	$ 0	$ 1,525	$ 236,275	$ 0
Monthly Annuity Income Projection
			Hypothetical 0% Return*			Hypothetical 12% Return*
Year	Age	Date	Income Payments	Cumulative Payments	Withdrawal Value	Income Payments	Cumulative Payments	Withdrawal Value

21	90	7/15/23	$ 163	$ 84,940	$ 0	$ 1,594	$ 255,020	$ 0
22	91	7/15/24	$ 152	$ 86,827	$ 0	$ 1,666	$ 274,613	$ 0
23	92	7/15/25	$ 142	$ 88,588	$ 0	$ 1,741	$ 295,093	$ 0
24	93	7/15/26	$ 133	$ 90,231	$ 0	$ 1,820	$ 316,498	$ 0
25	94	7/15/27	$ 124	$ 91,765	$ 0	$ 1,903	$ 338,872	$ 0
26	95	7/15/28	$ 116	$ 93,196	$ 0	$ 1,989	$ 362,258	$ 0

* Hypothetical returns are before all expenses. All illustrated income payments reflect the deduction of fees & expenses. The corresponding net returns (after expenses) are: - 2.01% and 9.75%.

If you allocate 100% to fixed income, the amount of income you would receive each month is $643.54

Longevity Information**
Assuming you're in good health and age 69, there's a	50% chance of living to age	25% chance of living to age

	86	92

** Source: 2000 Individual Annuitant Mortality Table.

This illustration is valid for money received by June 15, 2003.

This illustration must be preceded or accompanied by a current prospectus.

Income Advantage is issued by Empire Fidelity Investments Life Insurance Company, NY, NY and is distributed by Fidelity Brokerage Services LLC, Member NYSE, SIPC, Fidelity Insurance Agency, Inc.

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Table of Contents of the
Statement of Additional Information

Service Agreements
General Information
Performance
Safekeeping of Variable Account Assets
Distribution of the Contracts
State Regulation
Legal Matters
Registration Statement

Investment Company Act of 1940 File No. 811-06388

EFIAL7-pro-0403
1.756516.102

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INDIVIDUAL RETIREMENT ANNUITY
DISCLOSURE STATEMENT

1. Internal Revenue Service Regulations require you be given this Disclosure Statement to make certain that you fully understand the nature of an Individual Retirement Annuity (IRA). For this reason, it is important that you read this statement carefully.

Revocation

2. You are allowed to revoke or cancel your IRA within thirty (30) days of the later of (1) the date of the application for the IRA; or (2) the date you receive the IRA Contract. A revocation treats an IRA as if it never existed. If you revoke within ten days of receiving the Contract, EFILI will refund the greater of (1) your Purchase Payment in full, neither crediting your Contract for earnings, nor charging it with any administrative expenses; or (2) your Purchase Payment plus the investment performance of the Money Market Investment Option. If you revoke later during the Free Look Period, EFILI will refund your Purchase Payment adjusted for investment performance.

You may revoke your IRA by mailing or delivering a notice of revocation to:

Empire Fidelity Investments Life Insurance Company
Annuity Service Center
P.O. Box 580
Merrimack, NH. 03054-0580

A notice of revocation shall be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

Any question regarding this procedure may be directed to a Fidelity Annuity Specialist at 1-800-544-2442.

Contributions

3. You may establish an IRA for the purpose of rolling over all or a portion of certain distributions from a qualified plan, tax sheltered annuity, individual retirement account or other IRA within 60 days of receipt of the distribution. The amount of your rollover IRA contribution will not be included in your taxable income for the year in which you receive the distribution.

4. Subsequent contributions will not be accepted.

5. No deduction is allowed for a rollover contribution.

Investments

6. The assets in your IRA are nonforfeitable.

7. The IRA is not transferable and is established for the exclusive benefit of you and your designated beneficiary or beneficiaries.

Distributions

8. Distributions from your IRA generally will be included in your gross income for Federal income tax purposes for the year in which you receive them.

9. To the extent it's included in gross income, distributions from your IRA made before age 59 1/2 will be subject to a 10% non-deductible penalty tax (in addition to being taxable as ordinary income) unless the distribution is (1) rolled over or transferred to another IRA; (2) made on account of your death or disability; (3) one of a scheduled series of "substantially equal periodic payments" over your life (or life expectancy) or the joint lives (or joint life expectancy) of yourself and the second person designated by you; or (4) satisfied by some other exception to this penalty tax.

10. You must begin receiving distributions of the assets in your IRAs by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. Subsequent distributions must be made by December 31 of each year.

11. Generally, you may select any of the annuity income options under the Contract as the method of distribution for the assets of this IRA. However, if you name a Joint Annuitant who is not your spouse, the joint and survivor annuity income options from which you may select may be limited, depending on the difference in ages between you and the Joint Annuitant. Also, if you name a Joint Annuitant, all distributions made while you are alive must be made to you. Furthermore, if you choose a guarantee period, it generally may not be longer than your life expectancy (or the joint life and last survivor expectancy of you and the Joint Annuitant, if any).

EFVIA-92160

12. Once distributions are required to begin, they must not be less than the amount each year (determined by actuarial tables) which would exhaust the value of all your IRAs over the required distribution period, which is generally your life expectancy or the joint life and last survivor expectancy of you and your spouse. You will be subject to a 50% excise tax on the amount by which the distribution you actually received in any year falls short of the minimum distribution required for the year.

13. If you die before your entire interest is distributed, the remaining interest, if any, will be distributed as follows:

(a) If you die after distribution of your interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to your death.

(b) If you die before distributions have begun, the entire remaining interest must be distributed as follows:

(1) if there is no Joint Annuitant, by December 31st of the year containing the fifth anniversary of your death, and usually within seven days after we receive due proof of your death; or

(2) if there is a Joint Annuitant, in equal or substantially equal payments over the life or the life with a period certain not exceeding the life expectancy of the Joint Annuitant starting by December 31st of the year following the year of your death.

14. You may rollover all or a portion of your IRA into another IRA or individual retirement annuity and maintain the tax-deferred status of these assets. Tax-free rollovers between IRAs may be made no more than once every twelve months.

Other Tax Considerations

15. Distributions are taxed generally as ordinary income under Federal income tax laws.

16. The tax treatment of single sum distributions under Section 402(d) of the Code is not applicable to distributions from IRAs.

17. Reporting to the IRS will be required by you in the event that special taxes or penalties described herein are due. You must file Treasury Form 5329 with the IRS for each taxable year in which a premature distribution takes place, excess distributions are made, or less than the required minimum amount is distributed from your IRA. The Tax Reform Act of 1986 also requires you to report the amount of all distributions you received from your IRA and the aggregate balance of all IRAs as of the end of the calendar year.

18. The Contract has been approved as to form for use as an IRA by the IRS. Such approval is a determination only as to the form of the Contract, and does not represent a determination of the merits of the Contract.

19 Further information can be obtained from any district of the IRS.

Prohibited Transactions

20. If you or your designated beneficiary borrow any money under, or by use of, all or a portion of your IRA, then the entire Contract will lose its IRA classification, and the entire balance in your Contract will be treated as distributed to you and subject to the 10% penalty tax on premature distributions, discussed above.

Financial Information

21. The value of your investment will depend on how you allocate your Purchase Payment between fixed and variable annuity income. The portion of your Purchase Payment allocated to fixed annuity income results in income that is the same from one Annuity Income Date to the next unless you choose an annuity income option that calls for decreasing annuity income upon your death or the death of the Joint Annuitant. The annuity income from the portion of your Purchase Payment allocated to the Investment Options will depend upon the actual investment performance of the Investment Options you choose. No minimum amount of variable annuity income is guaranteed. See your prospectus for a more detailed description.

22. As further described in the prospectus, the following are all the charges that EFILI currently makes:

(a) Administrative Charge

EFILI deducts a daily charge from the assets of the Investment Options equivalent to an effective annual rate of 0.25%. This charge is not made against any portion of your Purchase Payment allocated to the purchase of fixed annuity income.

(b) Mortality and Expense Risk Charge

EFILI deducts a daily charge from the assets of the Investment Options equivalent to an effective annual rate of 0.75%. This charge is not made against any portion of your Purchase Payment allocated to the purchase of fixed annuity income.

(c) Portfolio Expenses

The Portfolios associated with the Investment Options incur operating expenses and pay monthly management fees. The level of expenses varies by Portfolio. These charges do not apply to any portion of your Purchase Payment allocated to the purchase of fixed annuity income.

EFVIA-92160

PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

INCOME ADVANTAGE
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2003

This Statement of Additional Information supplements the information found in the current Prospectus for the variable annuity contracts ("Contracts") offered by Empire Fidelity Investments Life Insurance Company through its Variable Annuity Account A (the "Variable Account"). You may obtain a copy of the Prospectus dated April 30, 2003, without charge by calling 1-800-544-2442.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACT.

TABLE OF CONTENTS	PAGE
Service Agreements	<Click Here>
General Information	<Click Here>
Performance	<Click Here>
Safekeeping of Variable Account Assets	<Click Here>
Distribution of the Contracts	<Click Here>
State Regulation	<Click Here>
Legal Matters	<Click Here>
Registration Statement	<Click Here>
Experts	<Click Here>
Financial Statements	<Click Here>

EFIAL7-ptb-0403
1.756517.102

SERVICE AGREEMENTS

We have entered into a service agreement with Fidelity Investments Life Insurance Company ("FILI"), our parent. FILI may provide accounting, underwriting, claims, actuarial and data processing services.

GENERAL INFORMATION

We may advertise quotes of Owners, Annuitants, Joint Annuitants or Beneficiaries discussing Income Advantage or services provided by EFILI. In addition, we may from time to time use statistics in advertising to support the growth of annuity sales. Information to support these statistics may be obtained from the Life Insurance Marketing Research Association, A.M. Best, American Council of Life Insurers or the Variable Annuity Research and Data Service.

From time to time, we may reprint and use as advertising and sales literature, articles or quotes from financial or business publications and periodicals. In addition, we may reference or discuss the products and services of other affiliated companies, which may include: Fidelity funds; retirement investing; brokerage products and services; saving for college; and charitable giving.

In addition, Empire Fidelity Investments Life may also provide information to help individuals understand their investment goals and explore various financial strategies. In communicating these strategies, we may:

  compare the differences between tax deferred and taxable investments;
  discuss factors to consider when purchasing the contract;
  discuss the effects of probate when transferring the contract to heirs;
  discuss traditional sources of retirement income and products which may be used to supplement that income;
  discuss effects of inflation on fixed-income sources and how the variable Investment Options may be used as a potential hedge against inflation during the deferral and income periods;
  illustrate and compare the effects additional payments and/or withdrawals have on a contract;
  discuss strategies of reducing risk through diversification of purchase payments and providing hypothetical investment mixes;
  discuss past returns of different classes of investments, based on data supplied through various sources such as Ibbotson Associates of Chicago, Illinois and;
  assist policyholders with inquiries regarding their annuity.

This information may be obtained from various sources such as The U.S. Department of the Treasury, U.S. Department of Labor, and Individual Annuitant Mortality Table. We may present this information through various methods such as charts, graphs, illustrations, and tables.

You may purchase the contract with proceeds from various sources such as transactions qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code.

Investments by the Subaccounts in securities of foreign issuers may result in a foreign investment tax credit which we will claim on our federal income tax filings. Also, we receive fees from the funds' Advisers for administrative services we provide.

(THIS SECTION ONLY APPLIES TO VARIABLE ANNUITY INCOME)

Withdrawal (Liquidity) Value

If you elect annuity income with a Withdrawal Option the following provisions are applicable.

The amount you can withdraw from this Contract at the close of a Valuation Period is called the Withdrawal Value. There are two parts to your Withdrawal Value, Part A and Part B. The sum of Part A and Part B equals your Withdrawal Value.

  Part A

Part A is based on the portion of your Purchase Payment that provides variable annuity income during the Withdrawal Period. On the Contract Date, Part A equals this portion of the Purchase Payment less any deductions made from this portion for state, federal or local taxes.

At the end of each subsequent Valuation Period, a new value for Part A is computed, as follows:

(1) Start with Part A at the close of the prior Valuation Period.

(2) With respect to each variable Subaccount to which your Contract is allocated, multiply (1) by the Net Investment Factor for the applicable Subaccount. See Net Investment Factor on page iv of the Prospectus. Then add the values for each variable Subaccount together.

(3) If an Annuity Income Date occurs during the Valuation Period, subtract from (2) an amount equal to the amount of the variable annuity income payment for that Annuity Income Date.

(4) Subtract from (3) an amount attributable to any withdrawals made during the Valuation Period. To determine the amount subtracted, multiply the amount of the withdrawal by a fraction, the numerator of which is the value of Part A at the close of the current Valuation Period and the denominator of which is the sum of Part A and Part B at the close of the current Valuation Period, without regard to the withdrawal during the Valuation Period.

Part A becomes zero at the end of your Withdrawal Period and remains zero thereafter.

  Part B

Part B is based on the remainder of your variable Purchase Payment and reflects the portion of your Purchase Payment that provides variable annuity income after the Withdrawal Period. On the Contract Date, Part B equals this portion of the Purchase Payment less any deductions made from this portion for state, federal or local taxes.

At the end of each subsequent Valuation Period, a new value for Part B is computed, as follows:

(1) Start with Part B at the close of the prior Valuation Period.

(2) With respect to each variable Subaccount to which your Contract is allocated, multiply (1) by the Net Investment Factor for the applicable Subaccount. Then add the values for each variable Subaccount together.

(3) Subtract from (2) an amount attributable to any withdrawals made during the Valuation Period. To determine the amount subtracted, multiply the amount of the withdrawal by a fraction, the numerator of which is the value of Part B at the close of the current Valuation Period and the denominator of which is the sum of Part A and Part B at the close of the current Valuation Period, without regard to the withdrawal during the Valuation Period.

(4) Multiply (3) by a fraction, the numerator of which is the percentage factor at the end of the current Valuation Period, and the denominator of which is the percentage factor at the end of the prior Valuation Period.

The percentage factor is 100% until one year after your first Annuity Income Date. The percentage factor then declines daily at a rate of 25% each year, becoming zero on the fifth anniversary of your first Annuity Income Date and remaining at zero thereafter. Thus Part B becomes zero on the fifth anniversary of your first Annuity Income Date and remains zero thereafter.

PERFORMANCE

Performance information for any Investment Option may be compared, in reports and advertising to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue's Money Market Institutional Averages and other indices; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Morningstar, or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including the ranking of any Investment Option derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, rating services, companies, publications or other persons who rank separate accounts or other investment products.

The tables below provide performance results for each Investment Option through December 31, 2002. The performance information is based on the historical investment experience of the Investment Options and of the Portfolios. It does not indicate or represent future performance.

Total Return

Total returns quoted in advertising reflect all aspects of an Investment Option's return, including the automatic reinvestment by the separate account of all distributions and any change in the Investment Option's value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Investment Option over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Investment Option's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of an Investment Option.

Table 1 shows the average annual total return on a hypothetical investment in the Investment Options for the last year, from the date that the Portfolios began operations, from the date each Portfolio began in the Separate Account, and, for Portfolios in existence for five years or more, for five years, through December 31, 2002. For any Portfolio in existence ten years or more, figures are shown for a ten year period. The returns reflect the risk and administrative charges (1% on an annual basis).

Table 1: Average Annual Total Return for Period Ending on December 31, 2002 if contract issued at commencement of Portfolio (which in most cases it was not).

Investment Option	Start Date	One Year	Five Years	Ten Years/Life of Fund
Fidelity
Asset Manager	9/6/89	-9.64%	0.44%	5.98%*
Asset Manager: Growth	1/3/95	-16.37%	-2.47%	5.90%
Balanced	1/3/95	-9.63%	0.11%	5.15%
Contrafund	1/3/95	-10.26%	2.67%	11.15%
Equity-Income	10/9/86	-17.78%	-0.69%	8.68%*
Growth	10/9/86	-30.81%	-1.35%	7.35%*
Growth & Income	12/31/96	-17.45%	-0.27%	4.07%
Growth Opportunities	1/3/95	-22.63%	-7.28%	3.87%
High Income	9/19/85	2.41%	-6.98%	2.43%*
Index 500	8/27/92	-23.03%	-1.84%	7.95%*
Investment Grade Bond	12/5/88	9.24%	6.40%	6.22%*
Mid Cap	12/28/98	-10.72%	N/A	14.52%
Money Market	4/1/82	0.68%	3.50%	3.65%*
Overseas	1/28/87	-21.08%	-4.91%	3.64%*
Consumer Industries	7/18/01	-17.19%	N/A	-14.07%
Cyclical Industries	7/18/01	-20.48%	N/A	-14.43%
Financial Services	7/18/01	-12.29%	N/A	-11.05%
Health Care	7/18/01	-17.91%	N/A	-11.71%
Natural Resources	7/19/01	-12.46%	N/A	-11.00%
Technology	7/19/01	-38.42%	N/A	-31.49%
Telecommunications & Utilities	7/19/01	-30.61%	N/A	-30.08%
Morgan Stanley
Emerging Markets Debt	6/16/97	8.13%	3.37%	3.01%
Emerging Markets Equity	10/1/96	-9.81%	-6.08%	-5.27%
Global Value Equity	1/2/97	-17.70%	-0.66%	3.12%
International Magnum	1/2/97	-17.65%	-5.28%	-3.27%
PBHG
Growth II	5/1/97	-31.12%	-6.79%	-4.92%
Select 20	10/28/97	-25.82%	5.12%	5.74%
Select Value	9/25/97	-32.02%	0.68%	0.65%
Small Cap[1]	10/28/97	-31.80%	4.00%	4.75%
Technology & Communications	5/1/97	-54.45%	-11.80%	-9.95%
Strong
Mid Cap Growth Fund II	12/31/96	-38.17%	-3.07%	1.59%
Opportunity Fund II	5/8/92	-27.55%	1.82%	9.67%
Credit Suisse
Global Post-Venture Capital	9/30/96	-34.82%	-8.80%	-5.78%
International Focus	6/30/95	-20.71%	-6.64%	-2.97%
Small Cap Growth	6/30/95	-34.36%	-6.56%	1.82%

* 10 Years Shown

1 Formerly known as PBHG Small Cap Value

Average Annual Total Return for Period Ending on December 31, 2002 from date Portfolio Began in Separate Account.

Investment Option	Date When Portfolio Began In Separate Account	Ten Years/Life of Fund
Fidelity
Asset Manager	6/3/92	5.98%*
Asset Manager: Growth	1/9/95	5.93%
Balanced	1/27/97	3.19%
Contrafund	1/9/95	11.21%
Equity-Income	6/3/92	8.68%*
Growth	6/3/92	7.35%*
Growth & Income	1/27/97	3.84%
Growth Opportunities	1/27/97	-2.41%
High Income	6/3/92	2.43%*
Index 500	11/2/92	7.95%*
Investment Grade Bond	6/3/92	6.22%*
Mid Cap	4/30/00	-1.61%
Money Market	6/3/92	3.65%*
Overseas	6/3/92	3.64%*
Consumer Industries	7/30/01	-13.81%
Cyclical Industries	7/30/01	-14.24%
Financial Services	7/30/01	-10.51%
Health Care	7/30/01	-12.01%
Natural Resources	7/30/01	-13.02%
Technology	7/30/01	-31.63%
Telecommunications & Utilities	7/30/01	-30.00%
Morgan Stanley
Emerging Markets Debt	11/24/97	4.24%
Emerging Markets Equity	11/24/97	-5.87%
Global Value Equity	11/24/97	-0.16%
International Magnum	11/24/97	-5.45%
PBHG
Growth II	11/24/97	-6.38%
Select 20	11/24/97	5.55%
Select Value	11/24/97	1.47%
Small Cap[1]	11/24/97	4.77%
Technology & Communications	11/24/97	-11.81%
Strong
Mid Cap Growth Fund II	11/24/97	-2.54%
Opportunity Fund II	11/24/97	2.07%
Credit Suisse
Global Post-Venture Capital	11/24/97	-8.19%
International Focus	11/24/97	-6.73%
Small Cap Growth	11/24/97	-6.09%

* 10 Years Shown

1 Formerly known as PBHG Small Cap Value

In addition to average annual returns, the Investment Options may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period.

Table 2 shows the cumulative total return on a hypothetical investment in the Investment Options for stated periods from the date the Portfolios began operations, and from the date each Portfolio began in the separate account (if less than 10 years), through December 31, 2002. The returns reflect the risk and administrative charge (1% on an annual basis).

Table 2: Cumulative Total Return for Period Ending on December 31, 2002.

Investment Option	Start Date	One Year	Five Years	Ten Years/Life of Fund
Fidelity
Asset Manager	9/6/89	-9.64%	2.22%	78.70%*
Asset Manager: Growth	1/3/95	-16.37%	-11.76%	58.17%
Balanced	1/3/95	-9.63%	0.56%	49.39%
Contrafund	1/3/95	-10.26%	14.09%	132.81%
Equity-Income	10/9/86	-17.78%	-3.40%	129.95%*
Growth	10/9/86	-30.81%	-6.59%	103.27%*
Growth & Income	12/31/96	-17.45%	-1.33%	27.08%
Growth Opportunities	1/3/95	-22.63%	-31.46%	35.48%
High Income	9/19/85	2.41%	-30.35%	27.18%*
Index 500	8/27/92	-23.03%	-8.84%	114.93%*
Investment Grade Bond	12/5/88	9.24%	36.34%	82.81%*
Mid Cap	12/28/98	-10.72%	N/A	72.25%
Money Market	4/1/82	0.68%	18.79%	43.11%*
Overseas	1/28/87	-21.08%	-22.26%	42.97%*
Consumer Industries	7/18/01	-17.19%	N/A	-19.80%
Cyclical Industries	7/18/01	-20.48%	N/A	-20.29%
Financial Services	7/18/01	-12.29%	N/A	-15.66%
Health Care	7/18/01	-17.91%	N/A	-16.57%
Natural Resources	7/19/01	-12.46%	N/A	-15.56%
Technology	7/19/01	-38.42%	N/A	-42.25%
Telecommunications & Utilities	7/19/01	-30.61%	N/A	-40.53%
Morgan Stanley
Emerging Markets Debt	6/16/97	8.13%	18.03%	17.87%
Emerging Markets Equity	10/1/96	-9.81%	-26.93%	-28.73%
Global Value Equity	1/2/97	-17.70%	-3.24%	20.20%
International Magnum	1/2/97	-17.65%	-23.74%	-18.08%
PBHG
Growth II	5/1/97	-31.12%	-29.63%	-24.86%
Select 20	10/28/97	-25.82%	28.35%	33.53%
Select Value	9/25/97	-32.02%	3.45%	3.48%
Small Cap[1]	10/28/97	-31.80%	21.66%	27.17%
Technology & Communications	5/1/97	-54.45%	-46.62%	-44.82%
Strong
Mid Cap Growth Fund II	12/31/96	-38.17%	-14.45%	9.91%
Opportunity Fund II	5/8/92	-27.55%	9.42%	151.61%*
Credit Suisse
Global Post-Venture Capital	9/30/96	-34.82%	-36.92%	-31.10%
International Focus	6/30/95	-20.71%	-29.09%	-20.25%
Small Cap Growth	6/30/95	-34.36%	-28.76%	14.50%

* 10 Years Shown

1 Formerly known as PBHG Small Cap Value

Cumulative Total Return From Date When Portfolio Began in Separate Account.

Investment Option	Date When Portfolio Began In Separate Account	Ten Years/Life of Fund
Fidelity
Asset Manager	6/3/92	78.70%*
Asset Manager: Growth	1/9/95	58.32%
Balanced	1/27/97	20.45%
Contrafund	1/9/95	133.51%
Equity-Income	6/3/92	129.95%*
Growth	6/3/92	103.27%*
Growth & Income	1/27/97	25.03%
Growth Opportunities	1/27/97	-13.44%
High Income	6/3/92	27.18%*
Index 500	11/2/92	114.93%*
Investment Grade	6/3/92	82.81%*
Mid Cap	4/30/00	-4.24%
Money Market	6/3/92	43.11%*
Overseas	6/3/92	42.97%*
Consumer Industries	7/30/01	-19.04%
Cyclical Industries	7/30/01	-19.62%
Financial Services	7/30/01	-14.61%
Health Care	7/30/01	-16.63%
Natural Resources	7/30/01	-18.00%
Technology	7/30/01	-41.77%
Telecommunications & Utilities	7/30/01	-39.78%
Morgan Stanley
Emerging Mkt Debt	11/24/97	23.62%
Emerging Mkt Equity	11/24/97	-26.56%
Global Value Equity	11/24/97	-0.83%
International Magnum	11/24/97	-24.86%
PBHG
Growth II	11/24/97	-28.57%
Select Value	11/24/97	31.76%
Select 20	11/24/97	7.75%
Small Cap[1]	11/24/97	26.86%
Technology & Communications	11/24/97	-47.33%
Strong
Mid Cap Growth Fund II	11/24/97	-12.32%
Opportunity Fund II	11/24/97	11.00%
Credit Suisse
Global Post-Venture Capital	11/24/97	-35.34%
International Focus	11/24/97	-29.91%
Small Cap Growth	11/24/97	-27.43%

* 10 Years Shown

1 Formerly known as PBHG Small Cap Value

Yields

Some Investment Options may also advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Investment Option over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage. Yields quoted in advertising may be based on historical seven day periods.

Current yield for the Money Market Investment Option reflects the income generated by the Investment Option over a 7 day period. Current yield is calculated by determining the change (net of management fees and the 1% annuity charge) of a hypothetical account containing one share of the underlying Portfolio exclusive of capital changes. This change is divided by the value of the account at the beginning of the base period to obtain the base period return. This base period return is annualized by multiplying by (365/7). The resulting yield figure is carried to the nearest hundredth of a percent. Effective yield is obtained by compounding the base period return over a one year period. Since the reinvestment of income is assumed in the calculation of the effective yield, it will generally be higher than the current yield. For the 7 day period ending on December 31, 2002, the Money Market Investment Option had a current yield of 0.27% and an effective yield of 0.27%.

A 30 day yield for bond Investment Options reflects the income generated by an Investment Option over a 30 day period. Current yield is calculated by determining the interest income (net of management fees and the 1% annuity charge) of a hypothetical account containing one share exclusive of capital changes. Yield will be computed by dividing the net interest income during the period by the value of the hypothetical account at the end of the period. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of premium from income on a daily basis and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are generally excluded from the calculation. The 30 day yield for the period ending on December 31, 2002 was 2.65% for the Investment Grade Bond Investment Option, 8.10% for the High Income Investment Option and 6.13% for Emerging Markets Debt Investment Option.

Annuity Income

Periodic annuity income amounts may be illustrated using the historical performance of the Investment Options, the Standard & Poor's 500 Composite Stock Price Index or other recognized investment benchmark portfolios. All illustrations will reflect the 1% annual annuity charge and actual or assumed Portfolio expenses.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by EFILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Investment Options. We maintain fidelity bond coverage for the acts of our officers and employees.

DISTRIBUTION OF THE CONTRACTS

As explained in the Prospectus, the Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., which are affiliated with FMR Corp. and EFILI. The offering of the contracts is continuous, and we do not anticipate discontinuing offering the Contracts. However, we reserve the right to discontinue offering the contracts.

STATE REGULATION

EFILI is subject to regulation by the Department of Insurance of the State of New York, which periodically examines our financial condition and operations. The Contract described in the Prospectus and Statement of Additional Information has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

LEGAL MATTERS

The legal validity of the Contracts described in the Prospectus and Statement of Additional Information has been passed on by David J. Pearlman, General Counsel of EFILI.

REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 with the SEC relating to the Contracts. The Prospectus and Statement of Additional Information do not include all the information in the Registration Statement. We have omitted certain portions pursuant to SEC rules. You may obtain the omitted information from the SEC's main office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS

The financial statements of the Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of Empire Fidelity Investments Variable Annuity Account A of the Company as of December 31, 2002 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accounts, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of EFILI included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts.

(2_fidelity_logos)(Registered Trademark)

Empire Fidelity® Investments

Variable Annuity Account A

Annual Report

December 31, 2002

(Empire_Fidelity_Investments_Life_insurance_Company_logo)(Registered Trademark)

This report and the financial statements contained herein are submitted for the general information of Empire Fidelity Investments Life Insurance Company variable annuity owners. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Neither Empire Fidelity Investments Life Insurance Company nor Fidelity Brokerage Services LLC is a bank, and neither the annuities nor mutual fund shares are backed or guaranteed by any bank or insured by the FDIC.

Annual Report

Empire Fidelity Investments Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2002

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity- Income	VIP - Growth	VIP - Overseas	VIP II - Investment Grade Bond	VIP II - Asset Manager
Assets:
Investments at market value	$ 131,876	$ 19,974	$ 88,879	$ 80,065	$ 13,381	$ 97,808	$ 60,393
Receivable from EFILI	0	0	1	0	0	0	0
Total Assets	131,876	19,974	88,880	80,065	13,381	97,808	60,393
Liabilities:
Payable to EFILI	1	0	0	0	0	0	0
Total net assets	$ 131,875	$ 19,974	$ 88,880	$ 80,065	$ 13,381	$ 97,808	$ 60,393
Net Assets:
Accumulation reserves	$ 124,954	$ 17,863	$ 79,961	$ 74,602	$ 12,815	$ 84,540	$ 53,954
Annuity reserves	6,921	2,111	8,919	5,463	566	13,268	6,439
Total net assets	$ 131,875	$ 19,974	$ 88,880	$ 80,065	$ 13,381	$ 97,808	$ 60,393
Units outstanding	6,879	979	2,314	1,985	725	3,792	2,360
Unit value (accumulation)	$ 19.175795	$ 20.406878	$ 38.437736	$ 40.350120	$ 18.471868	$ 25.818778	$ 25.605870
	Subaccounts Investing In:
	VIP II - Index 500	VIP II - Asset Manager: Growth	VIP II - Contrafund	VIP III - Balanced	VIP III - Growth & Income	VIP III - Growth Opportunities	VIP III - Mid Cap
Assets:
Investments at market value	$ 61,787	$ 16,913	$ 111,114	$ 12,892	$ 29,922	$ 9,097	$ 33,659
Receivable from EFILI	0	0	0	0	0	0	0
Total Assets	61,787	16,913	111,114	12,892	29,922	9,097	33,659
Liabilities:
Payable to EFILI	0	0	0	0	0	0	0
Total net assets	$ 61,787	$ 16,913	$ 111,114	$ 12,892	$ 29,922	$ 9,097	$ 33,659
Net Assets:
Accumulation reserves	$ 56,119	$ 14,772	$ 102,353	$ 9,035	$ 25,146	$ 8,032	$ 29,769
Annuity reserves	5,668	2,141	8,761	3,857	4,776	1,065	3,890
Total net assets	$ 61,787	$ 16,913	$ 111,114	$ 12,892	$ 29,922	$ 9,097	$ 33,659
Units outstanding	2,704	1,058	4,711	1,061	2,371	1,041	3,498
Unit value (accumulation)	$ 22.860126	$ 15.998366	$ 23.595531	$ 12.171447	$ 12.633548	$ 8.746452	$ 9.627688
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP IV - Telecomm. and Utilities Growth	VIP IV - Technology	VIP IV - Natural Resources	VIP IV - Health Care	VIP IV - Financial Services	VIP IV - Cyclical Industries	VIP IV - Consumer Industries
Assets:
Investments at market value	$ 336	$ 2,568	$ 1,125	$ 3,930	$ 2,539	$ 282	$ 627
Receivable from EFILI	0	0	0	0	0	0	0
Total Assets	336	2,568	1,125	3,930	2,539	282	627
Liabilities:
Payable to EFILI	0	0	0	0	0	0	0
Total net assets	336	2,568	1,125	3,930	2,539	282	627
Net Assets:
Accumulation reserves	$ 323	$ 2,430	$ 1,058	$ 3,777	$ 2,431	$ 282	$ 575
Annuity reserves	13	138	67	153	108	0	52
Total net assets	336	2,568	1,125	3,930	2,539	282	627
Units outstanding	56	440	137	470	297	35	77
Unit value (accumulation)	$ 6.038844	$ 5.839975	$ 8.223962	$ 8.360958	$ 8.563400	$ 8.061016	$ 8.119005
	Subaccounts Investing In:
	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt	UIF - Global Value Equity	UIF - International Magnum	PBHG - Growth II	PBHG - Small Cap Value	PBHG - Select Value
Assets:
Investments at market value	$ 3,368	$ 2,258	$ 3,365	$ 2,038	$ 5,045	$ 17,905	$ 12,825
Receivable from EFILI	0	0	0	0	0	0	0
Total Assets	3,368	2,258	3,365	2,038	5,045	17,905	12,825
Liabilities:
Payable to EFILI	0	0	0	0	0	0	0
Total net assets	$ 3,368	$ 2,258	$ 3,365	$ 2,038	$ 5,045	$ 17,905	$ 12,825
Net Assets:
Accumulation reserves	$ 3,259	$ 2,168	$ 2,785	$ 1,838	$ 4,904	$ 16,435	$ 11,389
Annuity reserves	109	90	580	200	141	1,470	1,436
Total net assets	$ 3,368	$ 2,258	$ 3,365	$ 2,038	$ 5,045	$ 17,905	$ 12,825
Units outstanding	454	181	336	269	699	1,398	964
Unit value (accumulation)	$ 7.420237	$ 12.490323	$ 10.019274	$ 7.591481	$ 7.216840	$ 12.817240	$ 13.312330
(In thousands, except per unit data)	Subaccounts Investing In:
	PBHG - Technology & Communications	PBHG - Select 20	SVIF - Mid Cap Growth Fund II	SVIF - Opportunity Fund II	CST - Small Cap Growth	CST - International Focus	CST - Global Post-Venture Capital
Assets:
Investments at market value	$ 12,351	$ 14,744	$ 7,808	$ 7,384	$ 3,215	$ 1,057	$ 811
Receivable from EFILI	0	0	0	0	0	0	0
Total Assets	12,351	14,744	7,808	7,384	3,215	1,057	811
Liabilities:
Payable to EFILI	0	0	0	0	0	0	0
Total net assets	$ 12,351	$ 14,744	$ 7,808	$ 7,384	$ 3,215	$ 1,057	$ 811
Net Assets:
Accumulation reserves	$ 12,032	$ 13,981	$ 7,228	$ 6,538	$ 2,986	$ 1,022	$ 729
Annuity reserves	319	763	580	846	229	35	82
Total net assets	$ 12,351	$ 14,744	$ 7,808	$ 7,384	$ 3,215	$ 1,057	$ 811
Units outstanding	2,321	1,355	882	659	439	149	124
Unit value (accumulation)	$ 5.321156	$ 10.886841	$ 8.858507	$ 11.214953	$ 7.332372	$ 7.081701	$ 6.532723

See accompanying notes which are an integral part of the financial statements.

Annual Report

Empire Fidelity Investments Variable Annuity Account A

Statements of Operations

For the year ended December 31, 2002

(In thousands)	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity- Income	VIP - Growth	VIP - Overseas	VIP II - Investment Grade Bond	VIP II - Asset Manager
Income:
Dividends	$ 2,460	$ 1,498	$ 1,950	$ 280	$ 130	$ 2,895	$ 2,777
Expenses:
Mortality and expense risk charges	1,101	106	823	792	120	663	506
Administrative and other charges	87	10	73	65	9	64	44
Net investment income (loss)	1,272	1,382	1,054	(577)	1	2,168	2,227
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	0	(146)	1,399	(3,742)	(1,088)	1,725	(1,632)
Realized gain distributions	0	0	2,654	0	0	0	0
Net realized gain (loss) on investments	0	(146)	4,053	(3,742)	(1,088)	1,725	(1,632)
Unrealized appreciation (depreciation)	0	(792)	(27,338)	(35,656)	(2,616)	4,215	(7,988)
Net increase (decrease) in net assets from operations	$ 1,272	$ 444	$ (22,231)	$ (39,975)	$ (3,703)	$ 8,108	$ (7,393)
	Subaccounts Investing In:
	VIP II - Index 500	VIP II - Asset Manager: Growth	VIP II - Contrafund	VIP III - Balanced	VIP III - Growth & Income	VIP III - Growth Opportunities	VIP III - Mid Cap
Income:
Dividends	$ 1,041	$ 575	$ 1,089	$ 337	$ 501	$ 119	$ 378
Expenses:
Mortality and expense risk charges	568	144	954	89	261	79	295
Administrative and other charges	50	14	81	10	27	8	28
Net investment income (loss)	423	417	54	238	213	32	55
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(1,339)	(814)	3,750	(94)	(1,163)	(773)	(454)
Realized gain distributions	0	0	0	0	0	0	0
Net realized gain (loss) on investments	(1,339)	(814)	3,750	(94)	(1,163)	(773)	(454)
Unrealized appreciation (depreciation)	(19,748)	(3,222)	(17,352)	(1,408)	(6,010)	(2,111)	(4,376)
Net increase (decrease) in net assets from operations	$ (20,664)	$ (3,619)	$ (13,548)	$ (1,264)	$ (6,960)	$ (2,852)	$ (4,775)
	Subaccounts Investing In:
	VIP IV - Telecomm. and Utilities Growth	VIP IV - Technology	VIP IV - Natural Resources	VIP IV - Health Care	VIP IV - Financial Services	VIP IV - Cyclical Industries	VIP IV - Consumer Industries
Income:
Dividends	$ 5	$ 0	$ 9	$ 14	$ 30	$ 0	$ 0
Expenses:
Mortality and expense risk charges	3	17	9	37	22	4	5
Administrative and other charges	0	1	1	3	2	0	1
Net investment income (loss)	2	(18)	(1)	(26)	6	(4)	(6)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(45)	(233)	(80)	(237)	(41)	(88)	(52)
Realized gain distributions	0	0	0	6	0	0	0
Net realized gain (loss) on investments	(45)	(233)	(80)	(231)	(41)	(88)	(52)
Unrealized appreciation (depreciation)	(118)	(1,082)	(209)	(836)	(431)	(91)	(154)
Net increase (decrease) in net assets from operations	$ (161)	$ (1,333)	$ (290)	$ (1,093)	$ (466)	$ (183)	$ (212)
(In thousands)	Subaccounts Investing In:
	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt	UIF - Global Value Equity	UIF - International Magnum	PBHG - Growth II	PBHG - Small Cap Value	PBHG - Select Value
Income:
Dividends	$ 0	$ 150	$ 43	$ 18	$ 0	$ 0	$ 146
Expenses:
Mortality and expense risk charges	32	17	24	10	54	194	129
Administrative and other charges	3	1	2	1	4	16	13
Net investment income (loss)	(35)	132	17	7	(58)	(210)	4
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(250)	(37)	(7)	(12)	(4,831)	(1,488)	(2,607)
Realized gain distributions	0	0	38	0	0	346	0
Net realized gain (loss) on investments	(250)	(37)	31	(12)	(4,831)	(1,142)	(2,607)
Unrealized appreciation (depreciation)	(391)	(38)	(749)	(283)	2,132	(8,976)	(2,935)
Net increase (decrease) in net assets from operations	$ (676)	$ 57	$ (701)	$ (288)	$ (2,757)	$ (10,328)	$ (5,538)
	Subaccounts Investing In:
	PBHG - Technology & Communications	PBHG - Select 20	SVIF - Mid Cap Growth Fund II	SVIF - Opportunity Fund II	CST - Small Cap Growth	CST - International Focus	CST - Global Post-Venture Capital
Income:
Dividends	$ 0	$ 0	$ 0	$ 35	$ 0	$ 0	$ 0
Expenses:
Mortality and expense risk charges	160	156	86	72	35	10	8
Administrative and other charges	12	12	7	6	3	1	1
Net investment income (loss)	(172)	(168)	(93)	(43)	(38)	(11)	(9)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(808)	(227)	(3,356)	(581)	(1,262)	(102)	(462)
Realized gain distributions	0	0	0	159	0	0	0
Net realized gain (loss) on investments	(808)	(227)	(3,356)	(422)	(1,262)	(102)	(462)
Unrealized appreciation (depreciation)	(17,447)	(7,948)	(2,332)	(2,823)	(842)	(187)	(1)
Net increase (decrease) in net assets from operations	$ (18,427)	$ (8,343)	$ (5,781)	$ (3,288)	$ (2,142)	$ (300)	$ (472)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Empire Fidelity Investments Variable Annuity Account A

Statements of Changes in Net Assets

For the years ended December 31, 2002 and 2001

(In thousands)	Subaccounts Investing In:
	VIP - Money Market		VIP - High Income		VIP - Equity-Income		VIP - Growth
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ 1,272	$ 4,855	$ 1,382	$ 1,720	$ 1,054	$ 1,116	$ (577)	$ (1,145)
Net realized gain (loss) on investments	0	0	(146)	(499)	4,053	7,768	(3,742)	16,522
Unrealized appreciation (depreciation)	0	0	(792)	(3,212)	(27,338)	(16,963)	(35,656)	(51,057)
Net increase (decrease) in net assets from operations	1,272	4,855	444	(1,991)	(22,231)	(8,079)	(39,975)	(35,680)
Contract Transactions:
Payments received from contract owners	26,055	65,965	465	447	2,661	7,537	1,875	5,309
Transfers between sub-accounts and the fixed account, net	16,891	(2,755)	7,860	859	(9,616)	5,919	(13,047)	(15,179)
Contract benefits	(791)	(805)	(142)	(151)	(1,461)	(1,295)	(820)	(1,031)
Contract terminations	(65,820)	(38,210)	(654)	(974)	(7,081)	(7.910)	(7,302)	(8,015)
Contract maintenance charges	(20)	(19)	(3)	(3)	(21)	(22)	(30)	(38)
Other transfers (to) from EFILI, net	69	(3)	5	3	161	(1)	90	(18)
Net increase (decrease) in net assets from contract transactions	(23,616)	24,173	7,531	181	(15,357)	4,228	(19,234)	(18,972)
Total increase (decrease) in net assets	(22,344)	29,028	7,975	(1,810)	(37,588)	(3,851)	(59,209)	(54,652)
Net Assets:
Beginning of period	154,219	125,191	11,999	13,809	126,468	130,319	139,274	193,926
End of period	$ 131,875	$ 154,219	$ 19,974	$ 11,999	$ 88,880	$ 126,468	$ 80,065	$ 139,274
Units Issued, Transferred and Redeemed:
Beginning balance	8,115	6,808	604	608	2,712	2,634	2,394	2,722
Units issued	1,452	3,784	24	20	61	165	38	84
Units transferred	852	(302)	391	35	(154)	121	(223)	(257)
Units redeemed	(3,540)	(2,175)	(40)	(59)	(305)	(208)	(224)	(155)
Ending balance	6,879	8,115	979	604	2,314	2,712	1,985	2,394
	Subaccounts Investing In:
	VIP - Overseas		VIP II - Investment Grade Bond		VIP II - Asset Manager		VIP II - Index 500
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ 1	$ 1,105	$ 2,168	$ 976	$ 2,227	$ 2,664	$ 423	$ 345
Net realized gain (loss) on investments	(1,088)	1,331	1,725	734	(1,632)	928	(1,339)	3,391
Unrealized appreciation (depreciation)	(2,616)	(8,107)	4,215	1,168	(7,988)	(7,775)	(19,748)	(17,407)
Net increase (decrease) in net assets from operations	(3,703)	(5,671)	8,108	2,878	(7,393)	(4,183)	(20,664)	(13,671)
Contract Transactions:
Payments received from contract owners	321	573	7,201	18,723	1,553	3,626	2,662	6,182
Transfers between sub-accounts and the fixed account, net	(686)	(3,280)	28,471	32,103	(4,581)	(955)	(6,481)	(2,941)
Contract benefits	(82)	(82)	(1,165)	(499)	(1,009)	(594)	(861)	(619)
Contract terminations	(958)	(1,349)	(17,020)	(3,668)	(4,519)	(3,987)	(3,368)	(4,903)
Contract maintenance charges	(4)	(6)	(17)	(9)	(13)	(15)	(20)	(21)
Other transfers (to) from EFILI, net	4	(4)	25	(4)	25	10	35	8
Net increase (decrease) in net assets from contract transactions	(1,405)	(4,148)	17,495	46,646	(8,544)	(1,915)	(8,033)	(2,294)
Total increase (decrease) in net assets	(5,108)	(9,819)	25,603	49,524	(15,937)	(6,098)	(28,697)	(15,965)
Net Assets:
Beginning of period	18,489	28,308	72,205	22,681	76,330	82,428	90,484	106,449
End of period	$ 13,381	$ 18,489	$ 97,808	$ 72,205	$ 60,393	$ 76,330	$ 61,787	$ 90,484
Units Issued, Transferred and Redeemed:
Beginning balance	792	948	3,063	1,035	2,700	2,773	3,054	3,132
Units issued	15	22	296	820	58	128	102	201
Units transferred	(31)	(123)	1,164	1,426	(186)	(52)	(283)	(87)
Units redeemed	(51)	(55)	(731)	(218)	(212)	(149)	(169)	(192)
Ending balance	725	792	3,792	3,063	2,360	2,700	2,704	3,054
(In thousands)	Subaccounts Investing In:
	VIP II - Asset Manager: Growth		VIP II - Contrafund		VIP III - Balanced		VIP III - Growth & Income
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ 417	$ 538	$ 54	$ 48	$ 238	$ 244	$ 213	$ 236
Net realized gain (loss) on investments	(814)	460	3,750	10,748	(94)	(2)	(1,163)	1,649
Unrealized appreciation (depreciation)	(3,222)	(3,272)	(17,352)	(33,341)	(1,408)	(480)	(6,010)	(6,481)
Net increase (decrease) in net assets from operations	(3,619)	(2,274)	(13,548)	(22,545)	(1,264)	(238)	(6,960)	(4,596)
Contract Transactions:
Payments received from contract owners	323	1,336	2,645	4,714	1,233	1,895	844	2,973
Transfers between sub-accounts and the fixed account, net	(1,008)	(2,215)	(8,430)	(9,783)	2,489	1,456	(2,677)	(1,118)
Contract benefits	(227)	(266)	(1,150)	(955)	(189)	(157)	(484)	(585)
Contract terminations	(1,150)	(1,523)	(7,176)	(8,677)	(886)	(472)	(2,268)	(2,472)
Contract maintenance charges	(6)	(7)	(33)	(35)	(2)	(2)	(9)	(10)
Other transfers (to) from EFILI, net	9	(18)	27	14	(2)	1	20	10
Net increase (decrease) in net assets from contract transactions	(2,059)	(2,693)	(14,117)	(14,722)	2,643	2,721	(4,574)	(1,202)
Total increase (decrease) in net assets	(5,678)	(4,967)	(27,665)	(37,267)	1,379	2,483	(11,534)	(5,798)
Net Assets:
Beginning of period	22,591	27,558	138,779	176,046	11,513	9,030	41,456	47,254
End of period	$ 16,913	$ 22,591	$ 111,114	$ 138,779	$ 12,892	$ 11,513	$ 29,922	$ 41,456
Units Issued, Transferred and Redeemed:
Beginning balance	1,184	1,326	5,291	5,841	857	656	2,716	2,802
Units issued	18	71	107	183	101	145	65	194
Units transferred	(65)	(118)	(345)	(349)	195	108	(198)	(63)
Units redeemed	(79)	(95)	(342)	(384)	(92)	(52)	(212)	(217)
Ending balance	1,058	1,184	4,711	5,291	1,061	857	2,371	2,716
	Subaccounts Investing In:
	VIP III - Growth Opportunities		VIP III - Mid Cap		VIP IV - Telecomm. and Utilities Growth		VIP IV - Technology
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01*	12/31/02	12/31/01*
Operations:
Net investment income (loss)	$ 32	$ (58)	$ 55	$ (335)	$ 2	$ 0	$ (18)	$ (6)
Net realized gain (loss) on investments	(773)	(547)	(454)	299	(45)	2	(233)	49
Unrealized appreciation (depreciation)	(2,111)	(1,973)	(4,376)	(2,048)	(118)	(15)	(1,082)	81
Net increase (decrease) in net assets from operations	(2,852)	(2,578)	(4,775)	(2,084)	(161)	(13)	(1,333)	124
Contract Transactions:
Payments received from contract owners	229	255	1,726	6,065	78	208	372	730
Transfers between sub-accounts and the fixed account, net	(388)	(1,475)	(1,515)	(3,037)	(63)	311	(25)	2,854
Contract benefits	(179)	(136)	(394)	(316)	(2)	(1)	(34)	(3)
Contract terminations	(701)	(817)	(2,197)	(2,456)	(17)	0	(84)	(20)
Contract maintenance charges	(3)	(3)	(11)	(10)	(1)	(1)	(11)	(3)
Other transfers (to) from EFILI, net	4	0	3	7	(2)	0	0	1
Net increase (decrease) in net assets from contract transactions	(1,038)	(2,176)	(2,388)	253	(7)	517	218	3,559
Total increase (decrease) in net assets	(3,890)	(4,754)	(7,163)	(1,831)	(168)	504	(1,115)	3,683
Net Assets:
Beginning of period	12,987	17,741	40,822	42,653	504	0	3,683	0
End of period	$ 9,097	$ 12,987	$ 33,659	$ 40,822	$ 336	$ 504	$ 2,568	$ 3,683
Units Issued, Transferred and Redeemed:
Beginning balance	1,152	1,335	3,794	3,805	58	0	389	0
Units issued	22	22	163	605	10	23	49	82
Units transferred	(41)	(118)	(204)	(311)	(10)	35	21	309
Units redeemed	(92)	(87)	(255)	(305)	(2)	0	(19)	(2)
Ending balance	1,041	1,152	3,498	3,794	56	58	440	389

* For the period July 30, 2001 (commencement of operations) through December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

(In thousands)	Subaccounts Investing In:
	VIP IV - Natural Resources		VIP IV - Health Care		VIP IV - Financial Services		VIP IV - Cyclical Industries
	12/31/02	12/31/01*	12/31/02	12/31/01*	12/31/02	12/31/01*	12/31/02	12/31/01*
Operations:
Net investment income (loss)	$ (1)	$ (1)	$ (26)	$ (17)	$ 6	$ 0	$ (4)	$ (1)
Net realized gain (loss) on investments	(80)	(12)	(231)	(90)	(41)	15	(88)	(1)
Unrealized appreciation (depreciation)	(209)	(15)	(836)	(2)	(431)	14	(91)	20
Net increase (decrease) in net assets from operations	(290)	(28)	(1,093)	(109)	(466)	29	(183)	18
Contract Transactions:
Payments received from contract owners	92	60	790	1,076	441	576	85	15
Transfers between sub-accounts and the fixed account, net	725	608	(505)	4,335	342	1,764	(55)	414
Contract benefits	(6)	(1)	(14)	(5)	(16)	(3)	(2)	(1)
Contract terminations	(29)	0	(421)	(24)	(115)	(6)	(8)	0
Contract maintenance charges	(5)	(2)	(7)	(91)	(4)	(3)	(2)	0
Other transfers (to) from EFILI, net	1	0	(2)	0	1	(1)	0	1
Net increase (decrease) in net assets from contract transactions	778	665	(159)	5,291	649	2,327	18	429
Total increase (decrease) in net assets	488	637	(1,252)	5,182	183	2,356	(165)	447
Net Assets:
Beginning of period	637	0	5,182	0	2,356	0	447	0
End of period	$ 1,125	$ 637	$ 3,930	$ 5,182	$ 2,539	$ 2,356	$ 282	$ 447
Units Issued, Transferred and Redeemed:
Beginning balance	68	0	510	0	242	0	44	0
Units issued	10	6	84	107	45	60	9	2
Units transferred	63	62	(75)	406	24	183	(17)	42
Units redeemed	(4)	0	(49)	(3)	(14)	(1)	(1)	0
Ending balance	137	68	470	510	297	242	35	44
	Subaccounts Investing In:
	VIP IV - Consumer Industries		UIF - Emerging Markets Equity		UIF - Emerging Markets Debt		UIF - Global Value Equity
	12/31/02	12/31/01*	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ (6)	$ (1)	$ (35)	$ (29)	$ 132	$ 92	$ 17	$ 8
Net realized gain (loss) on investments	(52)	5	(250)	(336)	(37)	3	31	(7)
Unrealized appreciation (depreciation)	(154)	(2)	(391)	(12)	(38)	(21)	(749)	(172)
Net increase (decrease) in net assets from operations	(212)	2	(676)	(377)	57	74	(701)	(171)
Contract Transactions:
Payments received from contract owners	53	39	67	51	93	18	214	642
Transfers between sub-accounts and the fixed account, net	431	335	1,176	(466)	965	464	1,667	191
Contract benefits	(6)	(1)	(16)	(10)	(10)	(3)	(45)	(65)
Contract terminations	(11)	(2)	(346)	(106)	(82)	(40)	(136)	(128)
Contract maintenance charges	(2)	0	(1)	(1)	(1)	0	(1)	(1)
Other transfers (to) from EFILI, net	0	1	2	1	2	(1)	(20)	24
Net increase (decrease) in net assets from contract transactions	465	372	882	(531)	967	438	1,679	663
Total increase (decrease) in net assets	253	374	206	(908)	1,024	512	978	492
Net Assets:
Beginning of period	374	0	3,162	4,070	1,234	722	2,387	1,895
End of period	$ 627	$ 374	$ 3,368	$ 3,162	$ 2,258	$ 1,234	$ 3,365	$ 2,387
Units Issued, Transferred and Redeemed:
Beginning balance	38	0	385	460	107	68	197	144
Units issued	6	4	8	6	8	2	19	52
Units transferred	35	34	109	(67)	74	41	136	16
Units redeemed	(2)	0	(48)	(14)	(8)	(4)	(16)	(15)
Ending balance	77	38	454	385	181	107	336	197

* For the period July 30, 2001 (commencement of operations) through December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Empire Fidelity Investments Variable Annuity Account A
Statements of Changes in Net Assets - continued

For the years ended December 31, 2002 and 2001

(In thousands)	Subaccounts Investing In:
	UIF - International Magnum		PBHG - Growth II		PBHG - Small Cap Value		PBHG - Select Value
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ 7	$ (3)	$ (58)	$ (121)	$ (210)	$ (177)	$ 4	$ (127)
Net realized gain (loss) on investments	(12)	(38)	(4,831)	(4,904)	(1,142)	744	(2,607)	595
Unrealized appreciation (depreciation)	(283)	(157)	2,132	(4,660)	(8,976)	132	(2,935)	(2,354)
Net increase (decrease) in net assets from operations	(288)	(198)	(2,757)	(9,685)	(10,328)	699	(5,538)	(1,886)
Contract Transactions:
Payments received from contract owners	104	83	47	388	1,482	3,114	685	3,540
Transfers between sub-accounts and the fixed account, net	1,556	(121)	(4,926)	(2,228)	(1,144)	7,527	(9,008)	10,957
Contract benefits	(12)	(7)	(23)	(45)	(187)	(165)	(206)	(148)
Contract terminations	(72)	(36)	(474)	(689)	(1,551)	(1,322)	(937)	(1,141)
Contract maintenance charges	0	0	(3)	(5)	(7)	(7)	(4)	(5)
Other transfers (to) from EFILI, net	1	(2)	4	1	3	0	4	7
Net increase (decrease) in net assets from contract transactions	1,577	(83)	(5,375)	(2,578)	(1,404)	9,147	(9,466)	13,210
Total increase (decrease) in net assets	1,289	(281)	(8,132)	(12,263)	(11,732)	9,846	(15,004)	11,324
Net Assets:
Beginning of period	749	1,030	13,177	25,440	29,637	19,791	27,829	16,505
End of period	$ 2,038	$ 749	$ 5,045	$ 13,177	$ 17,905	$ 29,637	$ 12,825	$ 27,829
Units Issued, Transferred and Redeemed:
Beginning balance	81	90	1,260	1,437	1,581	1,110	1,555	930
Units issued	12	8	6	29	89	185	41	196
Units transferred	186	(13)	(505)	(143)	(159)	390	(557)	513
Units redeemed	(10)	(4)	(62)	(63)	(113)	(104)	(75)	(84)
Ending balance	269	81	699	1,260	1,398	1,581	964	1,555
	Subaccounts Investing In:
	PBHG - Technology & Communications		PBHG - Select 20		SVIF - Mid Cap Growth Fund II		SVIF - Opportunity Fund II
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ (172)	$ (443)	$ (168)	$ (314)	$ (93)	$ (168)	$ (43)	$ (42)
Net realized gain (loss) on investments	(808)	(2,011)	(227)	11,104	(3,356)	(980)	(422)	1,607
Unrealized appreciation (depreciation)	(17,447)	(47,600)	(7,948)	(31,805)	(2,332)	(7,565)	(2,823)	(2,151)
Net increase (decrease) in net assets from operations	(18,427)	(50,054)	(8,343)	(21,015)	(5,781)	(8,713)	(3,288)	(586)
Contract Transactions:
Payments received from contract owners	319	2,079	168	1,218	246	819	755	822
Transfers between sub-accounts and the fixed account, net	(5,555)	(10,915)	(6,013)	(10,093)	(1,946)	(5,309)	(203)	2,819
Contract benefits	(81)	(159)	(161)	(162)	(71)	(114)	(161)	(81)
Contract terminations	(1,656)	(1,847)	(1,482)	(1,595)	(970)	(770)	(491)	(358)
Contract maintenance charges	(12)	(21)	(7)	(11)	(3)	(5)	(3)	(2)
Other transfers (to) from EFILI, net	10	4	1	3	6	3	4	5
Net increase (decrease) in net assets from contract transactions	(6,975)	(10,859)	(7,494)	(10,640)	(2,738)	(5,376)	(99)	3,205
Total increase (decrease) in net assets	(25,402)	(60,913)	(15,837)	(31,655)	(8,519)	(14,089)	(3,387)	2,619
Net Assets:
Beginning of period	37,753	98,666	30,581	62,236	16,327	30,416	10,771	8,152
End of period	$ 12,351	$ 37,753	$ 14,744	$ 30,581	$ 7,808	$ 16,327	$ 7,384	$ 10,771
Units Issued, Transferred and Redeemed:
Beginning balance	3,239	4,003	1,914	2,466	1,142	1,461	697	504
Units issued	48	125	13	64	21	51	52	54
Units transferred	(708)	(747)	(443)	(518)	(179)	(310)	(41)	170
Units redeemed	(258)	(142)	(129)	(98)	(102)	(60)	(49)	(31)
Ending balance	2,321	3,239	1,355	1,914	882	1,142	659	697
(In thousands)	Subaccounts Investing In:
	CST - Small Cap Growth		CST - International Focus		CST - Global Post-Venture Capital
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ (38)	$ (54)	$ (11)	$ (15)	$ (9)	$ (16)
Net realized gain (loss) on investments	(1,262)	(746)	(102)	(195)	(462)	(333)
Unrealized appreciation (depreciation)	(842)	(900)	(187)	(251)	(1)	(523)
Net increase (decrease) in net assets from operations	(2,142)	(1,700)	(300)	(461)	(472)	(872)
Contract Transactions:
Payments received from contract owners	219	349	55	157	9	181
Transfers between sub-accounts and the fixed account, net	(402)	(1,536)	(47)	(462)	(306)	(640)
Contract benefits	(31)	(53)	(4)	(4)	(14)	(14)
Contract terminations	(691)	(272)	(73)	(165)	(14)	(55)
Contract maintenance charges	(1)	(2)	(1)	(1)	0	(1)
Other transfers (to) from EFILI, net	(1)	(3)	1	1	0	0
Net increase (decrease) in net assets from contract transactions	(907)	(1,517)	(69)	(474)	(325)	(529)
Total increase (decrease) in net assets	(3,049)	(3,217)	(369)	(935)	(797)	(1,401)
Net Assets:
Beginning of period	6,264	9,481	1,426	2,361	1,608	3,009
End of period	$ 3,215	$ 6,264	$ 1,057	$ 1,426	$ 811	$ 1,608
Units Issued, Transferred and Redeemed:
Beginning balance	562	709	160	204	161	213
Units issued	25	32	7	16	1	15
Units transferred	(60)	(146)	(9)	(42)	(35)	(61)
Units redeemed	(88)	(33)	(9)	(18)	(3)	(6)
Ending balance	439	562	149	160	124	161

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

Empire Fidelity Investments Variable Annuity Account A
of
Empire Fidelity Investments Life Insurance Company

1. Organization

Empire Fidelity Investments Variable Annuity Account A (the "Account"), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Empire Fidelity Investments Life Insurance Company (EFILI), a wholly-owned subsidiary of Fidelity Investments Life Insurance Company which is a wholly-owned subsidiary of FMR Corp, on July 15, 1991 and exists in accordance with the regulations of the State of New York Insurance Department. The Account is a funding vehicle for individual Retirement Reserves and Income Advantage variable annuity contracts. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from other assets and liabilities of EFILI. The Account cannot be charged with liabilities arising out of any other business of EFILI.

A contractholder may allocate funds into subaccounts that invest in certain portfolios of the following mutual funds: Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), Variable Insurance Products Fund III (VIP III), Variable Insurance Products Fund IV (VIP IV), The Universal Institutional Funds (UIF), PBHG Insurance Series Funds (PBHG), Strong Variable Insurance Funds (SVIF) and Credit Suisse Trust (CST). In addition, a contract-holder may also allocate funds to the Fixed Account, which is part of EFILI's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and EFILI's general account has not been registered as an investment company under the Investment Company Act of 1940.

In 2001, EFILI added seven new portfolios to the Account: VIP IV - Consumer Industries, VIP IV - Cyclical Industries, VIP IV - Financial Services, VIP IV - Healthcare, VIP IV - Natural Resources, VIP IV - Technology, and VIP IV - Telecommunications and Growth.

During 2001, the "Morgan Stanley Dean Witter Universal Funds" name was changed to "The Universal Institutional Funds" and the "Warburg Pincus Trust" name was changed to "Credit Suisse Trust". Also, the "UIF - Global Equity" name was changed to "UIF - Global Value Equity", the "CST - International Equity" name was changed to "CST - International Focus", and the "CST - Small Company Growth" name was changed to "CST - Small Cap Growth".

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Investments are made by the sub-accounts in their corresponding mutual fund portfolios and are valued at the reported net asset values of such portfolios. Investment transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses include gains and losses on the sales of investments (computed on the basis of the identified cost of the investment sold) and capital gain distributions from the mutual funds.

Annuity Reserves

Annuity reserves are computed for contracts in the payout stage according to the 1983 Basic and 1983a Individual Annuitant Mortality Tables. The assumed investment return is elected by the annuitant and may vary from 3.5% to 5%, as regulated by the laws of the State of New York. The mortality risk is fully borne by EFILI and may result in additional amounts being transferred into the Account by EFILI.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of EFILI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code").

Under the current provisions of the Code, EFILI does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. EFILI incurs federal income taxes on the difference between the financial statement carrying value of reserves for contracts in the income stage and those reserves held for federal income tax purposes. The tax effect of this temporary difference is expected to be recovered by EFILI. As such, no charge is being made currently to the Account for federal income taxes. EFILI will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Federal Income Taxes - continued

Under the provisions of Section 817(h) of the Internal Revenue Code ("IRC"), a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of IRC. EFILI believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Estimates

The preparation of the statements of assets and liabilities and the statements of operations and of changes in net assets in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Reclassifications

Certain prior year balances have been reclassified to conform with the current year presentation.

New Accounting Pronouncement

A revised American Institute of Certified Public Accountants Audit and Accounting Guide, "Audits of Investments Companies," was effective for fiscal years beginning after December 15, 2000. The adoption of the new requirements of the guide did not have a material impact on the results of operations or financial position of the Account.

3. Expenses

EFILI deducts a daily charge from the net assets of the Account equivalent to an effective annual rate of 0.75% for the assumption of mortality and expense risks. EFILI deducts a daily administrative charge from the net assets of the Account equivalent to an effective annual rate of 0.25% for Income Advantage contracts and 0.05% for Retirement Reserves contracts. EFILI also deducts an annual maintenance charge of $30 from the Retirement Reserves contract value. The maintenance charge, which is recorded as a contract transaction in the accompanying statement of changes in net assets, is waived on certain contracts.

EFILI offers Retirement Reserves contract holders the opportunity to elect a death benefit rider. If elected, EFILI deducts a quarterly charge of 0.05% of the contract value on the date of the quarterly charge. There will be no charges made once the annuitant reaches their 85th birthday. The death benefit rider is recorded as a contract transaction in the accompanying statement of changes in net assets. Effective January 1, 2003, the Optional Death Benefit will no longer be available to new contracts. Outstanding contracts with this feature will not be affected.

Each of the seven portfolios of VIP IV imposes a 1.0% redemption fee for interests held for less than 60 days. EFILI collects these fees on behalf of VIP IV, but the fees are retained by the portfolios, not by EFILI, and are part of the portfolios' assets. The redemption fee is recorded as a contract transaction in the accompanying statement of changes in net assets.

4. Affiliated Company Transactions

The contracts are distributed through Fidelity Brokerage Services LLC (FBS), Fidelity Insurance Agency, Inc. (FIA), and Fidelity Investments Institutional Services Company, Inc. (FIIS), all of which are affiliated with FMR Corp. FBS, FIA, and FIIS are the distributors and FBS is the principal underwriter of the contracts. Fidelity Investments Institutional Operations Company, Inc., an affiliate of FMR Corp., is the transfer and shareholder servicing agent for the VIP, VIP II, VIP III and VIP IV portfolios.

Management fees are paid by certain funds to Fidelity Management & Research Company, an affiliate of FMR Corp., in its capacity as advisor to the VIP, VIP II, VIP III and VIP IV mutual fund portfolios. The total management fees, as a percentage of a fund's average net assets, for the year ended December 31, 2002 were 0.20% to 0.73% depending on the fund.

Annual Report

5. Investments

The following table shows aggregate cost of shares purchased and proceeds from sales of each portfolio for the period ended
December 31, 2002:

	Purchases (000s)	Sales (000s)
VIP - Money Market	$ 77,479	$ 99,822
VIP - High Income	28,123	19,210
VIP - Equity-Income	30,346	41,995
VIP - Growth	4,667	24,481
VIP - Overseas	4,919	6,323
VIP II - Investment Grade Bond	62,950	43,288
VIP II - Asset Manager	6,220	12,536
VIP II - Index 500	10,734	18,344
VIP II - Asset Manager: Growth	2,793	4,434
VIP II - Contrafund	6,856	20,918
VIP III - Balanced	6,064	3,183
VIP III - Growth & Income	3,272	7,632
VIP III - Growth Opportunities	2,776	3,782
VIP III - Mid Cap	7,167	9,499
VIP IV - Telecomm. & Utilities Growth	368	372
VIP IV - Technology	3,138	2,938
VIP IV - Natural Resouces	2,001	1,224
VIP IV - Health Care	3,317	3,495
VIP IV - Financial Services	2,455	1,801
VIP IV - Cyclical Industries	915	901
VIP IV - Consumer Industries	1,362	902
UIF - Emerging Markets Equity	7,435	6,588
UIF - Emerging Markets Debt	3,599	2,500
UIF - Global Value Equity	2,845	1,089
UIF - International Magnum	3,985	2,402
PBHG - Growth II	653	6,085
PBHG - Small Cap Value	8,813	10,080
PBHG - Select Value	5,465	14,928
PBHG - Technology & Communications	9,317	16,464
PBHG - Select 20	533	8,194
SVIF - Mid Cap Growth Fund II	860	3,691
SVIF - Opportunity Fund II	4,041	4,024
CST - Small Cap Growth	1,820	2,765
CST - International Focus	2,199	2,278
CST - Global Post-Venture Capital	59	392

Annual Report

Notes to Financial Statements - continued

5. Investments - continued

The following table shows the number of shares owned, aggregate cost, and net asset value per share of each portfolio at
December 31, 2002:

	Number of Shares (000s)	Aggregate Cost (000s)	Net Asset Value Per Share
VIP - Money Market	131,876	$ 131,876	$ 1.00
VIP - High Income	3,368	30,782	5.93
VIP - Equity-Income	4,894	113,937	18.16
VIP - Growth	3,416	151,814	23.44
VIP - Overseas	1,219	27,245	10.98
VIP II - Investment Grade Bond	7,139	92,612	13.70
VIP II - Asset Manager	4,737	76,420	12.75
VIP II - Index 500	618	88,606	99.92
VIP II - Asset Manager: Growth	1,637	26,055	10.33
VIP II - Contrafund	6,139	132,943	18.10
VIP III - Balanced	1,060	15,505	12.16
VIP III - Growth & Income	2,755	43,152	10.86
VIP III - Growth Opportunities	777	16,077	11.71
VIP III - Mid Cap	1,922	37,808	17.51
VIP IV - Telecomm. & Utilities Growth	57	470	5.95
VIP IV - Technology	438	3,568	5.86
VIP IV - Natural Resouces	132	1,348	8.49
VIP IV - Health Care	467	4,768	8.41
VIP IV - Financial Services	301	2,956	8.44
VIP IV - Cyclical Industries	35	353	8.08
VIP IV - Consumer Industries	77	783	8.13
UIF - Emerging Markets Equity	558	7,328	6.04
UIF - Emerging Markets Debt	319	2,441	7.07
UIF - Global Value Equity	342	4,317	9.84
UIF - International Magnum	262	2,581	7.78
PBHG - Growth II	645	19,660	7.82
PBHG - Small Cap Value	1,423	26,182	12.58
PBHG - Select Value	1,069	18,191	12.00
PBHG - Technology & Communications	8,234	181,498	1.50
PBHG - Select 20	2,297	65,905	6.42
SVIF - Mid Cap Growth Fund II	763	25,376	10.23
SVIF - Opportunity Fund II	532	12,750	13.87
CST - Small Cap Growth	346	10,507	9.29
CST - International Focus	158	2,603	6.68
CST - Global Post-Venture Capital	127	2,644	6.40

Annual Report

6. Unit Values

A summary of unit values and units outstanding for Retirement Reserves (RR) and Income Advantage (IA) contracts and the expense ratios, excluding expenses of the underlying funds, for the periods ended December 31:

		Unit value			Ratio of expenses to average net assets (b)			Total Return
	Units (000s)	RR	IA	Net assets (000s)	RR	IA	Ratio of gross investment income to average net assets (e)	RR	IA
VIP - Money Market
2002	6,879	$19.18	$19.04	$ 131,875	0.8%	1.0%	1.68%	0.88%	0.68%
2001	8,115	$19.01	$18.91	$ 154,219	0.8%	1.0%	4.36%	3.35%	3.14%
VIP - High Income
2002	979	$20.41	$20.26	$ 19,974	0.8%	1.0%	10.58%	2.62%	2.41%
2001	604	$19.89	$19.78	$ 11,999	0.8%	1.0%	14.20%	(12.44%)	(12.62%)
VIP - Equity-Income
2002	2,314	$38.44	$38.16	$ 88,880	0.8%	1.0%	1.77%	(17.61%)	(17.78%)
2001	2,712	$46.66	$46.41	$ 126,468	0.8%	1.0%	1.68%	(5.72%)	(5.91%)
VIP - Growth
2002	1,985	$40.35	$40.06	$ 80,065	0.8%	1.0%	0.26%	(30.67%)	(30.81%)
2001	2,394	$58.20	$57.89	$ 139,274	0.8%	1.0%	0.08%	(18.31%)	(18.48%)
VIP - Overseas
2002	725	$18.47	$18.34	$ 13,381	0.8%	1.0%	0.81%	(20.92%)	(21.08%)
2001	792	$23.36	$23.23	$ 18,489	0.8%	1.0%	5.49%	(21.80%)	(21.96%)
VIP II - Investment Grade Bond
2002	3,792	$25.82	$25.63	$ 97,808	0.8%	1.0%	3.29%	9.46%	9.24%
2001	3,063	$23.59	$23.46	$ 72,205	0.8%	1.0%	2.89%	7.59%	7.37%
VIP II - Asset Manager
2002	2,360	$25.61	$25.42	$ 60,393	0.8%	1.0%	4.12%	(9.46%)	(9.64%)
2001	2,700	$28.28	$28.13	$ 76,330	0.8%	1.0%	4.15%	(4.86%)	(5.05%)
VIP II - Index 500
2002	2,704	$22.86	$22.69	$ 61,787	0.8%	1.0%	1.38%	(22.87%)	(23.03%)
2001	3,054	$29.64	$29.48	$ 90,484	0.8%	1.0%	1.13%	(12.81%)	(12.99%)
VIP II - Asset Manager: Growth
2002	1,058	$16.00	$15.88	$ 16,913	0.8%	1.0%	3.00%	(16.20%)	(16.37%)
2001	1,184	$19.09	$18.99	$ 22,591	0.8%	1.0%	2.92%	(8.14%)	(8.32%)
VIP II - Contrafund
2002	4,711	$23.60	$23.42	$ 111,114	0.8%	1.0%	0.86%	(10.07%)	(10.26%)
2001	5,291	$26.24	$26.10	$ 138,779	0.8%	1.0%	0.79%	(12.95%)	(13.13%)
VIP III - Balanced
2002	1,061	$12.17	$12.08	$ 12,892	0.8%	1.0%	2.86%	(9.45%)	(9.63%)
2001	857	$13.44	$13.37	$ 11,513	0.8%	1.0%	3.20%	(2.37%)	(2.57%)
VIP III - Growth & Income
2002	2,371	$12.63	$12.54	$ 29,922	0.8%	1.0%	1.44%	(17.28%)	(17.45%)
2001	2,716	$15.27	$15.19	$ 41,456	0.8%	1.0%	1.32%	(9.48%)	(9.66%)
VIP III - Growth Opportunities
2002	1,041	$8.75	$8.68	$ 9,097	0.8%	1.0%	1.12%	(22.47%)	(22.63%)
2001	1,152	$11.28	$11.22	$ 12,987	0.8%	1.0%	0.38%	(15.11%)	(15.28%)

Annual Report

Notes to Financial Statements - continued

6. Unit Values - continued

		Unit value			Ratio of expenses to average net assets (b)			Total Return
	Units (000s)	RR	IA	Net assets (000s)	RR	IA	Ratio of gross investment income to average net assets (e)	RR	IA
VIP III - Mid Cap
2002	3,498	$9.63	$9.58	$ 33,659	0.8%	1.0%	0.96%	(10.54%)	(10.72%)
2001	3,794	$10.76	$10.73	$ 40,822	0.8%	1.0%	-	(3.99%)	(4.18%)
VIP IV - Telecomm. & Utilities Growth
2002	56	$6.04	$6.02	$ 336	0.8%	1.0%	1.10%	(30.47%)	(30.61%)
2001	58	$8.68	$8.68	$ 504	0.8%	1.0% (c)(d)	0.23%	(13.15%)	(13.22%) (a)
VIP IV - Technology
2002	440	$5.84	$5.82	$ 2,568	0.8%	1.0%	-	(38.29%)	(38.42%)
2001	389	$9.46	$9.46	$ 3,683	0.8%	1.0% (c)(d)	-	(5.36%)	(5.44%) (a)
VIP IV - Natural Resources
2002	137	$8.22	$8.20	$ 1,125	0.8%	1.0%	0.75%	(12.28%)	(12.46%)
2001	68	$9.38	$9.37	$ 637	0.8%	1.0% (c)(d)	0.20%	(6.24%)	(6.32%) (a)
VIP IV - Health Care
2002	470	$8.36	$8.34	$ 3,930	0.8%	1.0%	0.28%	(17.75%)	(17.91%)
2001	510	$10.17	$10.16	$ 5,182	0.8%	1.0% (c)(d)	-	1.65%	1.56% (a)
VIP IV - Financial Services
2002	297	$8.56	$8.54	$ 2,539	0.8%	1.0%	1.04%	(12.12%)	(12.29%)
2001	242	$9.74	$9.74	$ 2,356	0.8%	1.0% (c)(d)	0.41%	(2.56%)	(2.64%) (a)
VIP IV - Cyclical Industries
2002	35	$8.06	$8.04	$ 282	0.8%	1.0%	0.09%	(20.32%)	(20.48%)
2001	44	$10.12	$10.11	$ 447	0.8%	1.0% (c)(d)	-	1.17%	1.08% (a)
VIP IV - Consumer Industries
2002	77	$8.12	$8.10	$ 627	0.8%	1.0%	0.05%	(17.03%)	(17.19%)
2001	38	$9.79	$9.78	$ 374	0.8%	1.0% (c)(d)	-	(2.15%)	(2.23%) (a)
UIF - Emerging Markets Equity
2002	454	$7.42	$7.37	$ 3,368	0.8%	1.0%	-	(9.63%)	(9.81%)
2001	385	$8.21	$8.17	$ 3,162	0.8%	1.0%	-	(7.24%)	(7.43%)
UIF - Emerging Markets Debt
2002	181	$12.49	$12.40	$ 2,258	0.8%	1.0%	6.91%	8.35%	8.13%
2001	107	$11.53	$11.47	$ 1,234	0.8%	1.0%	10.25%	9.21%	8.99%
UIF - Global Value Equity
2002	336	$10.02	$9.95	$ 3,365	0.8%	1.0%	1.36%	(17.53%)	(17.70%)
2001	197	$12.15	$12.09	$ 2,387	0.8%	1.0%	1.17%	(7.79%)	(7.98%)
UIF - International Magnum
2002	269	$7.59	$7.54	$ 2,038	0.8%	1.0%	1.35%	(17.48%)	(17.65%)
2001	81	$9.20	$9.15	$ 749	0.8%	1.0%	0.42%	(19.94%)	(20.10%)

Annual Report

6. Unit Values - continued

		Unit value			Ratio of expenses to average net assets (b)			Total Return
	Units (000s)	RR	IA	Net assets (000s)	RR	IA	Ratio of gross investment income to average net assets (e)	RR	IA
PBHG - Growth II
2002	699	$7.22	$7.16	$ 5,045	0.8%	1.0%	-	(30.99%)	(31.12%)
2001	1,260	$10.46	$10.40	$ 13,177	0.8%	1.0%	-	(40.95%)	(41.07%)
PBHG - Small Cap Value
2002	1,398	$12.82	$12.72	$ 17,905	0.8%	1.0%	-	(31.66%)	(31.80%)
2001	1,581	$18.76	$18.66	$ 29,637	0.8%	1.0%	0.11%	5.21%	5.00%
PBHG - Select Value
2002	964	$13.31	$13.22	$ 12,825	0.8%	1.0%	0.84%	(25.67%)	(25.82%)
2001	1,555	$17.91	$17.82	$ 27,829	0.8%	1.0%	0.29%	0.90%	0.70%
PBHG - Tech & Comm
2002	2,321	$5.32	$5.28	$ 12,351	0.8%	1.0%	-	(54.36%)	(54.45%)
2001	3,239	$11.66	$11.60	$ 37,753	0.8%	1.0%	-	(52.70%)	(52.80%)
PBHG - Select 20
2002	1,355	$10.89	$10.81	$ 14,744	0.8%	1.0%	-	(31.89%)	(32.02%)
2001	1,914	$15.98	$15.90	$ 30,581	0.8%	1.0%	-	(36.68%)	(36.81%)
SVIF - Mid Cap Growth Fund II
2002	882	$8.86	$8.79	$ 7,808	0.8%	1.0%	-	(38.05%)	(38.17%)
2001	1,142	$14.30	$14.22	$ 16,327	0.8%	1.0%	-	(31.33%)	(31.47%)
SVIF - Opportunity Fund II
2002	659	$11.21	$11.13	$ 7,384	0.8%	1.0%	0.37%	(27.40%)	(27.55%)
2001	697	$15.45	$15.37	$ 10,771	0.8%	1.0%	0.41%	(4.48%)	(4.67%)
CST - Small Cap Growth
2002	439	$7.33	$7.28	$ 3,215	0.8%	1.0%	-	(34.22%)	(34.36%)
2001	562	$11.15	$11.09	$ 6,264	0.8%	1.0%	-	(16.69%)	(16.85%)
CST - International Focus
2002	149	$7.08	$7.03	$ 1,057	0.8%	1.0%	-	(20.55%)	(20.71%)
2001	160	$8.91	$8.87	$ 1,426	0.8%	1.0%	-	(22.90%)	(23.06%)
CST - Global Post-Venture Capital
2002	124	$6.53	$6.49	$ 811	0.8%	1.0%	-	(34.68%)	(34.82%)
2001	161	$10.00	$9.95	$ 1,608	0.8%	1.0%	-	(29.21%)	(29.35%)

(a) These portfolios commenced operations on July 30, 2001. Performance not annualized for periods less than a year.

(b) For the year ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contractholder accounts through the redemption of units.

(c) These portfolios impose a 1.0% short-term redemption fee on interests held in the corresponding subaccount less than 60 days.

(d) Annualized.

(e) Recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying investment companies in which the Account invests.

Annual Report

Report of Independent Accountants

To the Board of Directors of Empire Fidelity Investments Life Insurance Company and the Contractholders of
Empire Fidelity Investments Variable Annuity Account A of Empire Fidelity Investments Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the Empire Fidelity Investments Variable Annuity Account A of Empire Fidelity Investments Life Insurance Company at December 31, 2002, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Empire Fidelity Investments Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 12, 2003

Annual Report

Retirement Reserves and Income Advantage are issued by Empire Fidelity Investments Life Insurance Company. N.Y., N.Y.

Fidelity Brokerage Services LLC, member NYSE, SIPC, Fidelity Insurance Agency, Inc., and Fidelity Investments Institutional Services Company, Inc.
are the distributors.

82 Devonshire Street, Boston, MA 02109

(Empire_Fidelity_Investments_Life_insurance_Company_logo)(Registered Trademark)

N.EVA/EFIA-ANN-0203
1.540222.105

N.EVA/EFIA-ANN-0203
1.540222.105

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Ultimate Subsidiary of FMR Corp.)

BALANCE SHEETS
(in thousands, except share data)

December 31, 2002 and 2001

ASSETS	2002	2001

Debt securities, available for sale, at fair value (amortized
cost of $62,059 in 2002 and $41,537 in 2001)	$ 65,378	$ 42,530

Total investments	65,378	42,530

Cash and cash equivalents	1,537	1,647
Accrued investment income	1,166	780
Deferred policy acquisition costs	26,714	26,438
Reinsurance deposit and receivables	37,231	4,682
Other assets	149	177
Income taxes receivable	470	-
Separate account assets	873,338	1,153,680

Total assets	$1,005,983	$ 1,229,934

LIABILITIES

Future contract and policy benefits	$ 33,981	$ 17,086
Contractholder deposit funds	36,415	4,119
Deferred tax liability	7,972	5,540
Payable to parent and affiliates	529	671
Income taxes payable	-	377
Other liabilities and accrued expenses	1,452	375
Separate account liabilities	873,338	1,153,680

Total liabilities	953,687	1,181,848

Commitments and contingencies (Note 9)

STOCKHOLDER'S EQUITY

Common stock, par value $10 per share - 200,000 shares
authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	13,500	13,500
Accumulated other comprehensive income	1,703	645
Retained earnings	35,093	31,941

Total stockholder's equity	52,296	48,086

Total liabilities and stockholder's equity	$1,005,983	$ 1,229,934

The accompanying notes are an integral part of the financial statements.
EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Ultimate Subsidiary of FMR Corp.)

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(in thousands)

for the years ended December 31, 2002, 2001 and 2000

	2002	2001	2000

Revenues:
Fees charged to contractholders	$ 8,492	$ 9,884	$ 12,036
Net investment income	2,387	1,868	1,476
Interest on reinsurance deposit	1,089	88	23
Fund administration fees	420	645	1,282
Net realized investment losses	(2)	(59)	(57)
Premiums	553	406	290

Total Revenue	12,939	12,832	15,050

Benefits and expenses:
Underwriting, acquisition and insurance expenses (1)	4,820	3,893	3,856
Contract and policy benefits and expenses	2,848	639	848

Total benefits and expenses	7,668	4,532	4,704

Income before income taxes	5,271	8,300	10,346

Income tax expense	2,119	2,781	1,190

Net income	3,152	5,519	9,156

Other comprehensive income, before tax:
Unrealized gains on securities:
Net unrealized holding gains	1,853	606	818
Reclassification adjustment for net realized losses included
in net income	2	59	57
Provision for income taxes related to items of
other comprehensive income	(797)	(232)	(307)

Other comprehensive income, net of tax	1,058	433	568

Comprehensive income	$ 4,210	$ 5,952	$ 9,724

(1) Includes affiliated party transactions (Note 6)

The accompanying notes are an integral part of the financial statements.
EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Ultimate Subsidiary of FMR Corp.)

STATEMENTS OF STOCKHOLDER'S EQUITY
(in thousands)

for the years ended December 31, 2002, 2001 and 2000

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income (Loss)	Earnings	Equity

Balance at December 31, 1999	$ 2,000	$ 12,500	$ (356)	$ 17,266	$ 31,410

Capital contribution from parent		1,000			1,000

Comprehensive income:
Net income				9,156	9,156
Other comprehensive income			568		568

Balance at December 31, 2000	2,000	13,500	212	26,422	42,134

Comprehensive income:
Net income				5,519	5,519
Other comprehensive income			433		433

Balance at December 31, 2001	2,000	13,500	645	31,941	48,086

Comprehensive income:
Net income				3,152	3,152
Other comprehensive income			1,058		1,058

Balance at December 31, 2002	$ 2,000	$ 13,500	$ 1,703	$ 35,093	$ 52,296

The accompanying notes are an integral part of the financial statements.
EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Ultimate Subsidiary of FMR Corp.)

STATEMENTS OF CASH FLOWS
(in thousands)

for the years ended December 31, 2002, 2001 and 2000

	2002	2001	2000

Cash flows from operating activities:
Net income	$ 3,152	$ 5,519	$ 9,156
Adjustments to reconcile net income to net cash provided by
operating activities:
Amortization and depreciation	354	129	129
Realized losses on investments	2	59	57
Provision for deferred taxes	1,635	890	754
Addition to deferred policy acquisition costs, net of amortization	(747)	(2,980)	(4,477)
Change in assets and liabilities:
Accrued investment income	(386)	(255)	(116)
Future contract and policy benefits, net	2,077	983	596
(Payable to) receivable from parent and affiliates, net	(142)	(521)	241
Income taxes	(847)	1,967	(2,791)
Other assets and other liabilities, net	1,133	(205)	208

Net cash provided by operating activities	6,231	5,586	3,757

Cash flows from investing activities:
Purchase of investments	(31,982)	(21,762)	(10,712)
Proceeds from sales of investments	7,789	6,699	4,741
Proceeds from maturities of investments	3,320	320	435
Capital expenditures	(33)	-	-

Net cash used for investing activities	(20,906)	(14,743)	(5,536)

Cash flows from financing activities:
Deposits credited to variable annuity contracts	74,735	154,897	195,443
Deposits credited to fixed annuity contracts	17,225	-	-
Withdrawals from variable annuity contracts	(45,592)	(141,372)	(194,648)
Withdrawals from fixed annuity contracts	(674)	-	-
Payments to reinsurers, net	(31,129)	(3,512)	(659)
Capital contribution from parent	-	-	1,000

Net cash provided by financing activities	14,565	10,013	1,136

Net (decrease) increase in cash and cash equivalents	(110)	856	(643)

Cash and cash equivalents:
Beginning of year	1,647	791	1,434

End of year	$ 1,537	$ 1,647	$ 791

The accompanying notes are an integral part of the financial statements.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR Corp.)

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR Corp.)

FINANCIAL STATEMENTS

for the years ended December 31, 2002, 2001 and 2000

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of

Empire Fidelity Investments Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Empire Fidelity Investments Life Insurance Company (the "Company", a wholly-owned ultimate subsidiary of FMR Corp.) at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

January 17, 2003

1. Organization and Nature of Business:

Empire Fidelity Investments Life Insurance Company (the "Company") is a wholly-owned subsidiary of Fidelity Investments Life Insurance Company (FILI), which is a wholly-owned subsidiary of FMR Corp. The Company operates exclusively in the State of New York.

The Company issues variable deferred and immediate annuity contracts. Amounts invested in the fixed option of the contracts are allocated to the general account of the Company. Amounts invested in the variable option of the contracts are allocated to the Variable Annuity Account A, which is a separate account of the Company. The assets of the Variable Annuity Account A are invested in certain portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the Variable Insurance Products Fund IV, the Universal Institutional Funds, the PBHG Insurance Series Funds, the Strong Variable Insurance Funds and the Credit Suisse Trust Funds, which are reported at the net asset value of such portfolios.

The Company offers a term life insurance product with level premium paying periods of five, ten, fifteen and twenty years. In 2002, the Company began offering a fixed immediate annuity product with guaranteed income for life or period certain.

2. Summary of Significant Accounting Policies:

Basis of Presentation

The accompanying financial statements of the Company have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP), which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities.

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain prior year balances have been reclassified to conform with current year presentation.

Investments

Investments in debt securities available for sale are reported at fair value. Fair values are derived from external market quotations. Debt securities that experience declines in fair value that are other than temporary are considered impaired and are written down to fair value with a corresponding charge to net income. Unrealized gains or losses on debt securities are reported as other comprehensive income. The discount or premium on debt securities, excluding loan-backed bonds and structured securities, is amortized using the effective interest method. Amortization of loan-backed bonds and structured securities includes anticipated prepayments over the estimated

2. Summary of Significant Accounting Policies (continued):

economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income.

Investment income is recognized on the accrual basis. Realized gains or losses on investments sold are determined by the specific identification method.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash and cash equivalents represent amounts in demand deposit accounts and money market mutual funds and are reported at fair value. Money market mutual funds used to fund long-term investments and to meet operating cash requirements were $1,408,000 and $1,644,000, at December 31, 2002 and 2001, respectively.

Separate Account

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and are reported at fair value. Since the contractholders receive the full benefit and bear the full risk of the separate account investments, the income and realized and unrealized gains and losses from such investments are offset by an increase or decrease in the amount of liabilities related to the separate account.

Revenue Recognition

Fees charged to contractholders include mortality and expense risk, administrative charges and surrender charges for variable annuity contractholders. Fund administration fees represent administration fees charged to investment managers. Premiums for term life insurance policies are recognized as revenue over the premium-paying period.

Interest accretion on the reinsurance deposit is recognized over the lives of the underlying contracts.

Future Contract and Policy Benefits

Future contract and policy benefits are liabilities for fixed annuity and life products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future contract benefits for annuity products are computed using interest rates ranging from 1% to 7.25%. The liabilities for future policy benefits for traditional life insurance products are computed using the net level premium reserve method and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation.

2. Summary of Significant Accounting Policies (continued):

Contractholder Deposit Funds

Contractholder deposit funds consist of annuity deposits received from customers for the fixed income annuity product and for the fixed portion of the variable income annuity product.

Reinsurance Deposit and Receivables

The Company reinsures certain of its life insurance and annuity product risk with other companies. As a result, when the Company records liabilities that are subject to reinsurance, reinsurance deposits and receivables are recorded. The Company is contingently liable for claims reinsured. The Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Reinsurance deposits and receivables are primarily with a highly rated single reinsurer.

Deferred Policy Acquisition Costs

The costs of acquiring new and renewal business have been deferred. The costs consist principally of first-year commissions paid to Fidelity Insurance Agency, Inc. in accordance with contractual agreements as described in Note 6 - "Affiliated Company Transactions", and certain insurance expenses for traditional life policy issue and underwriting. These deferred policy acquisition costs (DAC) are being amortized over the lifetime of the policies.

The amortization process requires the use of various assumptions, estimates and judgment about the future. The primary assumptions are expenses, investment performance, mortality, and contract cancellations (i.e. lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on EFILI's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margin or gross profits to amortize the remaining DAC balances.

A significant assumption for the projection of estimated gross profits is the investment return on Separate Account fund balances. The Company assumes a long term return of 9% before fund expenses and other charges. The Company also applies a "Reversion to the Mean" assumption in setting the projected return for the next seven years. The projected return is developed such that the combination of actual and projected return equals the long term return. The Company limits the projected return to no greater than 13% (before fund expenses and other charges) and no less than approximately 5% (before fund expenses and other charges).

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets ranging from 3 years to 10 years.

2. Summary of Significant Accounting Policies (continued):

Income Taxes

The Company is included in the consolidated federal income tax return filed by FILI. Under a tax sharing agreement, each company is charged or credited its share of taxes as determined on a separate-company basis.

The liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the current enacted tax rates.

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values and methods used to estimate fair values of financial instruments are disclosed throughout the Notes to Financial Statements.

The balance sheet captions, "Future Contract and Policy Benefits" and "Contractholder Deposit Funds" include investment type insurance contracts (i.e., fixed immediate annuity contracts and the fixed portion of the variable annuity contracts). The fair value of these investment contracts is approximately $1,758,000 higher than the balance recorded in the financial statements based on expected current offering interest rates versus contract rates. Similarly, the fair value of the reinsurance contracts supporting these liabilities (included in "Reinsurance Deposit and Receivable") is approximately $1,726,000 higher than the balance recorded in the financial statements, also based on expected current offering interest rates versus contract rates.

New Accounting Pronouncements

On January 1, 2001, Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (Statement No. 133), which establishes accounting and reporting standards for derivative instruments, became effective. Statement No. 133 did not have an impact on the results of operations or financial position.

3. Investments:

The components of net investment income were as follows:

	Years ended December 31,
	2002	2001	2000
	(in thousands)
Debt securities	$2,853	$2,015	$1,622
Cash and cash equivalents	99	124	174
Other income	1	245	2
Total investment income	2,953	2,384	1,798
Less: Investment expenses	566	516	322
Net investment income	$2,387	$1,868	$1,476

Gross realized gains and losses from the voluntary sale of debt securities were as follows:

	Years ended December 31,
	2002	2001	2000
	(in thousands)
Gross realized gains	$225	$ 202	$ 95
Gross realized losses	$227	$ 15	$152

Realized investment losses as a result of impairments in the value of investments were approximately $0, $246,000, and $0, for 2002, 2001, and 2000, respectively.

Net unrealized investment (losses) gains on securities available-for-sale, carried at fair value and the related impact on DAC and deferred income taxes for the year ended December 31, were as follows:

	2002	2001	2000
Debt securities	$3,319	$993	$328
DAC	(471)	-	-
Deferred income tax expense	(1,145)	(348)	(116)
	$1,703	$645	$212

3. Investments (continued):

The amortized cost and estimated fair value of debt securities, by type of issuer, were as follows:

	December 31, 2002
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
U.S. Treasury securities and other
U.S. Government corporations and agencies	$22,904	$1,203	$ (1)	$24,106
Corporate securities	38,843	2,205	(109)	40,939
Loan-backed bonds and structured securities	312	21	-	333
Total debt securities	$62,059	$3,429	$(110)	$65,378
	December 31, 2001
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
U.S. Treasury securities and other
U.S. Government corporations and agencies	$5,648	$241	$ (2)	$5,887
Corporate securities	35,354	862	(130)	36,086
Loan-backed bonds and structured securities	535	22	-	557
Total debt securities	$41,537	$1,125	$(132)	$42,530

3. Investments (continued):

The amortized cost and fair value of debt securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
	(in thousands)
Due in 1 year or less	$ 4,449	$ 4,484
Due after 1 year through 5 years	47,589	50,067
Due after 5 years through 10 years	8,436	9,050
Due after 10 years	1,273	1,444
Loan-backed bonds and structured securities	312	333
	$62,059	$65,378

There are no significant concentrations of debt securities by issuer or by industry, other than U.S. Treasury securities.

4. Income Taxes:

The components of the provision for income taxes attributable to operations were as follows:

	Years ended December 31,
	2002	2001	2000
	(in thousands)
Current:
Federal	$503	$1,544	$ 15
State	(19)	347	421
Deferred
Federal	275	890	754
State	1,360	-	-
Provision for income taxes	$2,119	$2,781	$1,190

4. Income Taxes (continued):

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liability were as follows:

	December 31,
	2002,	2001
	(in thousands)
Deferred income tax (assets)/liabilities:
Deferred policy acquisition costs	$7,539	$5,847
Unrealized gain on securities available for sale	1,334	348
Contractholder reserves	(106)	(580)
Deferred revenue	(337)	-
Federal benefit of state deferred taxes	(476)	-
Other, net	18	(75)
Net deferred tax liability	$7,972	$5,540

The statute of limitations on the Company's federal income tax returns is open for the taxable years ended December 31, 1999 and thereafter. In management's opinion, adequate tax liabilities have been established for all years.

Income taxes were 40.2%, 33.5%, and 11.5% of pretax earnings in 2002, 2001 and 2000 respectively. The effective tax rates differed from the federal statutory income tax rate of 35% primarily due to dividends received deductions, foreign tax credits and state taxes. The effective tax rate in 2000 was lower than other years principally due to the tax benefit of dividends received deductions from prior years.

The Company paid FILI federal and state income taxes of $1,331,000, $79,000, and $3,070,000, in 2002, 2001 and 2000, respectively, related to the Company's separate-company basis net operating results for the year. Intercompany tax balances are settled within 30 days of the actual tax payments.

5. Stockholder's Equity and Dividend Restrictions:

Generally, the net assets of the Company available for transfer to FILI are limited to the excess of the Company's net assets, as determined in accordance with statutory accounting practices, over minimum statutory capital requirements; however, payments of such amounts as dividends may be subject to approval by regulatory authorities. Under the Insurance Code of the State of New York,

5. Stockholder's Equity and Dividend Restrictions (continued):

dividends to shareholders are limited to the lesser of the Company's net gain from operations for the year ended on the preceding December 31, or 10% of the Company's surplus held for policyholders as of the next preceding December 31, not including realized capital gains. The Superintendent of Insurance must be notified 30 days prior to any declaration of the dividend. No dividends have been paid or declared.

Net income and capital stock and surplus as determined in accordance with statutory accounting practices were as follows:

	Years ended December 31,
	2002	2001	2000
	(in thousands)
Statutory net income	$3,631	$2,784	$ 5,772
Statutory capital stock and surplus	$30,258	$26,171	$23,295

In the New York State Insurance Department First Amendment to Regulation 172, as of January 1, 2002, the State of New York allows the recognition of gross deferred tax assets as admitted assets by insurance companies domiciled in the state of New York. The effect of adoption of the amendment on the Company's statutory surplus was an increase of approximately $609,000 as of January 1, 2002, the result of recording a deferred tax asset.

6. Affiliated Company Transactions:

The Company's insurance contracts are distributed through Fidelity Brokerage Services LLC, Fidelity Insurance Agency, Inc. (FIA), and Fidelity Investments Institutional Services Company, Inc., all of which are affiliated with FMR Corp. The Company has an agreement with FIA under which the Company pays FIA sales compensation of 3% of payments received for its variable deferred and immediate annuity contracts. The Company pays FIA 37.5% of term life insurance first-year premiums. The Company also pays FIA 2.5% of the payments received for its fixed immediate annuity. The Company compensated FIA in the amount of $2,691,000, $4,700,000, and $5,940,000 in 2002, 2001 and 2000, respectively.

The Company has administrative services agreements with FILI and FMR Corp. and its subsidiaries whereby certain administrative and special services are provided for the Company. The Company paid FILI and FMR Corp. and its subsidiaries $2,140,000, $1,346,000, and $1,179,000 in 2002, 2001 and 2000, respectively, for such services. The Company has an agreement with Fidelity Management Trust Company (FMTC) under which FMTC provides investment management and advisory services to the Company. The Company paid FMTC $152,000, $96,000, and $74,000 in 2002, 2001 and 2000, respectively, for such services.

6. Affiliated Company Transactions (continued):

FMR Corp. maintains a noncontributory trusteed defined benefit pension plan covering substantially all eligible Company employees. The benefits earned are based on years of service and the employees' compensation during the last five years of employment. FMR Corp.'s policyfor the plan is to fund the maximum amount deductible for income tax purposes, and to charge each subsidiary for its share of such contributions. Pension costs of $59,000, $36,000, and $30,000 were charged to the Company in 2002, 2001 and 2000, respectively.

FMR Corp sponsors a trusteed Profit-Sharing Plan and a contributory 401(k) Thrift Plan covering substantially all eligible Company employees. Payments are made to the trustee by FMR Corp. annually for the Profit-Sharing Plan and monthly for the 401(k) Thrift Plan. FMR Corp.'s policy is to fund all costs accrued and to charge each subsidiary for its share of the cost. The cost charged to the Company for these plans amounted to $173,000, $106,000, and $95,000 in 2002, 2001 and 2000, respectively.

The Company participates in various FMR Corp. stock-based compensatory plans. The compensation is based on the change in the net asset value of FMR Corp. common stock, as defined. The aggregate expenses related to these plans charged to the Company were $18,000, $10,000, and $5,000 in 2002, 2001 and 2000, respectively.

7. Underwriting, Acquisition and Insurance Expenses:

Underwriting, acquisition and insurance expenses were as follows:

	Years ended December 31,
	2002	2001	2000
	(in thousands)
Commissions, gross	$2,695	$4,700	$ 5,940
Compensation and benefits	398	367	508
Capitalization of deferred policy acquisition costs	(2,837)	(4,759)	(6,022)
Amortization of deferred policy acquisition costs	2,090	1,779	1,545
Taxes, licenses and fees	(95)	(76)	97
General insurance expenses	2,569	1,882	1,788
	$4,820	$3,893	$3,856

Amortization of deferred policy acquisition costs is adjusted periodically as estimates of future gross profits are revised to reflect actual experience. In 2002, 2001 and 2000, the Company adjusted amortization by $992,000, $49,000, and $(494,000), respectively, to reflect actual experience for investment performance, persistency and inflation assumptions. This adjustment has been reflected in amortization expense.

8. Reinsurance:

The Company retains a maximum coverage per individual life of $25,000 plus 30% of the excess over $25,000 with a maximum initial retention not to exceed $100,000 for its life insurance business. The Company reinsures certain guarantee provisions and mortality on its annuity contracts and portions of annuity income that are fixed.

The Company has entered into two 100% coinsurance agreements for its fixed income annuity product and for the fixed portion of the variable income annuity product. The Company is subject to concentration of risk with respect to these reinsurance agreements. The receivable from each reinsurer is accounted for as a deposit asset and is recorded in reinsurance deposit and receivables, while the liability related to the underlying annuity contracts is accounted for as a deposit liability and is recorded in contractholder deposit funds. Under these reinsurance agreements, the Company receives a front end ceding expense allowance of 2.5% of premiums and an annual allowance of a percentage of assets. Revenue from the reinsurance agreements and benefit expense from the underlying annuity contracts is recognized over the lives of the underlying contracts.

Total deposit assets held with two highly rated reinsurers at December 31, 2002 were $35,630,000 and deposit liabilities were $36,415,000 at December 31, 2002. The revenue included in Interest on Reinsurance Deposit was $1,089,000, and the related expense included in Contract and Policy Benefits was $952,000 in 2002. Amounts were not material in 2001 for these agreements.

Additional information on direct business written and reinsurance ceded for the years ended December 31, was as follows:

	2002	2001	2000
	(in thousands)
Direct life premiums	$1,144	$844	$ 622
Reinsurance ceded	(591)	(438)	(332)
Net life premiums	$553	$406	$290

Direct contract and policy benefits	$5,871	$1,143	$1,153
Reinsurance ceded	(3,023)	(504)	(305)
Net contract and policy benefits	$2,848	$639	$848

9. Commitment and Contingencies:

The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse effect on stockholder's equity.

Terrorist Attacks of September 11, 2001

The Company did not have any losses associated with the events of September 11th.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

a) Financial Statements included in Part B

(1) The following financial statements of Empire Fidelity Investments Life Insurance Company are filed in Part B. There are no financial statements included in Part A, other than Accumulation Unit Values.

(2) Statement of Assets and Liabilities for Empire Fidelity Investments Variable Annuity Account A as of December 31, 2002.

(3) Statements of Operations and Changes in Net Assets for Empire Fidelity Investments Variable Annuity Account A for Years ended December 31, 2002 and 2001.

(4) Report of PricewaterhouseCoopers LLP on the Financial Statements of Empire Fidelity Investments Variable Annuity Account A.

(5) Balance Sheets of Empire Fidelity Investments Life Insurance Company as of December 31, 2002 and 2001.

(6) Statements of Income for Empire Fidelity Investments Life Insurance Company for the Years Ended December 31, 2002 and 2001.

(7) Statements of Changes in Stockholder's Equity for Empire Fidelity Investments Life Insurance Company for the Years Ended December 31, 2002 and 2001.

(8) Statements of Cash Flows for Empire Fidelity Investments Life Insurance Company for the Years Ended December 31, 2002 and 2001.

(9) Notes to Financial Statements of Empire Fidelity Investments Life Insurance Company.

(10) Report of PricewaterhouseCoopers LLP on Financial Statements of Empire Fidelity Investments Life Insurance Company.

b)Exhibits

(1) Resolution of Board of Directors of Empire Fidelity Investments Life Insurance Company establishing the Empire Fidelity Investments Variable Annuity Account A. (Note 1).

(2) Not Applicable.

(3) (a) Distribution Agreement between Empire Fidelity Investments Life and Fidelity Brokerage Services, Inc. (Note 1).

(4) (a) Specimen Variable Annuity Contract. (Note 4)

(b) Endorsement for Qualified Contracts. (Note 4)

(5) Application for Variable Annuity Contract. (Note 4)

(6) (a) Charter of Empire Fidelity Investments Life. (Note 1)

(b) Amended Bylaws of Empire Fidelity Investments Life. (Note 1)

(7) Not applicable.

(8) (a) Service Agreement between Empire Fidelity Investments Life and Fidelity Investments Life. (Note 1)

(b) Service Agreement between Empire Fidelity Investments Life and Fidelity Investments Corp rate Services. (Note 1)

(9) Opinion and consent of David J. Pearlman, as to the legality of securities being issued. (Note 2)

(10) Consent of Independent Accountants of PricewaterhouseCoopers LLP (Note 2)

(11) Not Applicable

(12) Not Applicable

(13) Not Applicable

(14) (a) Form of Participation Agreement Between Empire Fidelity Investments Life, Fidelity Distributors Corporation and Variable Insurance Products Fund (Note 1)

(b) Form of Participation Agreement Between Empire Fidelity Investments Life, Fidelity Distribtors Corporation and Variable Insurance Products Fund II (Note 1)

(c) Form of Participation Agreement Between Empire Fidelity Investments Life, Fidelity Distributors Corporation and Variable Insurance Products Fund III (Note 6)

(d) Form of Participation Agreement Between Empire Fidelity Investments Life, Fidelity Distributors Corporation and Variable Insurance Products Fund IV (Note 6)

(e) Form of Participation Agreement between Empire Fidelity Investments Life and Strong Variable Insurance Funds, Inc. on behalf of the Portfolios, and Strong Opportunity Fund II, Inc., Strong Capital Management, Inc. (the "Adviser"), (Note 4)

(f) Form of Participation Agreement between Empire Fidelity Investments Life and PBHG INSURANCE SERIES FUND, INC. ("FUND"), and PILGRIM BAXTER & ASSOCIATES, LTD. ("ADVISER"). (Note 4)

(g) Form of Participation Agreement between Empire Fidelity Investments Life and MORGAN STANLEY UNIVERSAL FUNDS, INC. (the "Fund"), and MORGAN STANLEY ASSET MANAGEMENT INC. and MILLER ANDERSON & SHERRERD, LLP (the "Advisers"). (Note 4)

(h) Form of Participation Agreement between Empire Fidelity Investments Life andWarburg, Pincus Trust, (the "Fund"); Warburg, Pincus Counsellors, Inc. (the "Adviser"); and Counsellors Securities Inc. (Note 4)

(15) Powers of Attorney (Note 3)

(a) Power of Attorney for Lena G. Goldberg (Note 4)

(b) Powers of Attorney for Stephen P. Jonas and Allan Brandon (Note 5)

(c)Power of Attorney for Richard A. Spillane, Jr. (Note 6)

(d)Power of Attorney for Melanie A. Calzetti-Spahr (Note 2)

(e)Power of Attorney for Joseph F. Hope III (Note 2)

(Note 1) Incorporated by reference from original registration statement filed on Form N-4 on April 24, 1997, Reg. No. 33-42376, on behalf of Empire Fidelity Investments Variable Annuity Account A.

(Note 2) Filed herein

(Note 3) Incorporated by reference from Post-Effective Amendment No. 3 to Registration Statement on Form N-4, Reg. No. 33-54924, on behalf of Empire Fidelity Investments Variable Annuity Account A.

(Note 4) Incorporated by reference from Post-Effective Amendment No. 6 to Registration Statement No. 33-42376, filed on August 29, 1997, on behalf of Empire Fidelity Investments Variable Annuity Account A.

(Note 5) Incorporated herein by reference from Post-Effective Amendment No. 8 to this Registration Statement filed on January 19, 1999.

(Note 6) Incorporated herein by reference from Post-Effective Amendment No. 10 to this Registration Statement filed on April 24, 2001.

Item 25. Directors and Officers of the Depositor

Directors of Empire Fidelity Investments Life
RICHARD A. SPILLANE, JR., Director
LENA G. GOLDBERG, Director
JOHN J. REMONDI, Director
MELANIE A. CALZETTI-SHAHR, Director
ALLAN BRANDON, Director
DAVID C. WEINSTEIN, Director
STEPHEN P. JONAS, Director
ROY BALLENTINE, Director
PETER JOHANNSEN, Director
MALCOLM MACKAY, Director
FLOYD L. SMITH, Director
ALBERT FRANCKE, Director

The addresses of Roy Ballentine, Joshua Berman, Peter Johannsen, Malcolm MacKay and Floyd L. Smith are 11 Depot Street, P.O.Box 1860, Wolfboro, New Hampshire 03894; 919 Third Avenue, New York, New York 10022; One Post Office Square, Boston, Massachusetts 02109, and 4 Peter Cooper Road, #9G, New York, New York 10010 respectively. The principal business address of Allan Brandon is One World Financial Center, 200 Liberty Street, Tower A, New York, New York 10281. The principal business address of each of the other above persons is 82 Devonshire Street, Boston, Massachusetts 02109.

Executive Officers of Empire Fidelity Investments Life

DAVID J. PEARLMAN, Vice President, Secretary and General Counsel

JOSEPH F. HOPE III, Treasurer

The principal business address of David J. Pearlman and Joseph F. Hope is 82 Devonshire Street, Boston, Massachusetts 02109.

Item 26. Persons Controlled By or Under Common control with the Depositor or Registrant.

See Exhibit 26 of the original registration statement filed on Form N-4 on August 17, 1991, Reg. No. 33-42376, on behalf of Empire Fidelity Investments Variable Annuity Account A.

Item 27. Number of Contract Owners.

As of January 25, 2003, there were 974 Qualified Contracts and 12,863 Non-qualified Contracts offered by the Registrant.

Item 28. Indemnification.

FMR Corp. and its subsidiaries own directors' and officers' liability reimbursement contracts (the "Policies"), issued by National Union Fire Insurance Company, that provides coverage for "Loss" (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Empire Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as a result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omission.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Empire Fidelity Investments Life. A $10 million limit (policy aggregate limit) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Empire Fidelity Investments Life.

New York law (N.Y. Bus. Corp. 722) provides, in part, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation and, in respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The text of Article VI of Empire Fidelity Investment Life's By-Laws, which relates to indemnification of the directors and officers, is as follows:

Section 6.1. Indemnification of Directors, Officers, Employees and Agents. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action or suit by or in the right of the Corporation to procure a judgement in its favor) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified to the extent permitted by the laws of the State of New York, against expenses (including attorney's fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of settlement of such action, suit or proceeding. The indemnification expressly provided by statute in a specific case shall not be deemed entitled under any lawful agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

The Board of Directors may purchase and maintain insurance on behalf on any person who is or was a director, officer, employee of agent of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or trust or other enterprise against any liability incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person in connection with the securities being registered), the Registrant will, unless in the opinion of is counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its against is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

a) Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b)	Ellyn A. McColgan	Director
	Leonard Stecklow	Director
	Jeffrey S. Wallace	Chief Financial Officer
	Ellyn A. McColgan	President
	David F. Denison	Executive Vice President
	Tracey E. Esherick	Executive Vice President, On-Line Brokerage
	Raymond J. Marcinowski	Executive Vice President
	Edward L. McCartney	Executive Vice President, Telephone Sales and Operations
	Leonard Stecklow	Executive Vice President
	Stephen J. Phillips	Senior Vice President
	Thomas Cmejla	Vice President, Real Estate
	Dean E. Loveridge	Vice President, Risk Operations
	Roger T. Servison	Vice President, Electronic Access Membership
	Jeffrey S. Wallace	Vice President Finance
	Mark Katzelnick	Treasurer
	J. Gregory Wass	Assistant Treasurer
	Jeffrey R. Larsen	Secretary
	Jay Freedman	Assistant Secretary
	Richelle S. Kennedy	Assistant Secretary
	Jeffrey R. Larsen	General Counsel
	Susan Sturdy	Assistant Secretary
	Erica Vaters	Compliance Registered Options Principal

(c) No commissions or other compensation were received by the principal underwriter.

Item 30. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Empire Fidelity Investments Life Insurance Company at One World Financial Center New York, New York 10281.

Item 31. Management Services

The contracts for management-related services between (a) Fidelity Investments Life and Empire Fidelity Investments Life is summarized in Part B. Payments under these contracts for 2001, 2000 and 1999 were $2,038,171, $1,228,680, $924,000, respectively.

Item 32. Undertakings

(a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in a prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that it meets the definition of a "separate account" under the federal securities laws.

(e) Empire Fidelity Investment Life Insurance Company hereby represents that the aggregate charges under the variable annuity policy ("the contract") offered by Empire Fidelity Investments Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Empire Fidelity Investments Life Insurance Company

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Empire Fidelity Investments Variable Annuity Account A, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf in the city of Boston and the Commonwealth of Massachusetts, on this 25th day of April, 2003.

EMPIRE FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT A

(Registrant)

By: EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	_________________	Attest:	/s/ David J. Pearlman_
	Melanie A. Calzetti-Spahr,		David J. Pearlman,
	President		Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of April, 2003.

Signature	Title
___________________
Melanie A. Calzetti-Spahr	President and	)
	Director	)
)
Joseph F. Hope III	Treasurer	)
)
___________________		)
Albert Francke	Director	)
)
_____________________		)
Richard A. Spillane, Jr.	Director	)
) By: /s/ David J. Pearlman ) David J. Pearlman
__________________		) (Attorney-in-Fact)
John J. Remondi	Director	)
)
___________________		)
Lena G. Goldberg	Director	)
)
_____________________		)
Roy C. Ballentine	Director	)
)
_____________________		)
Peter G. Johannsen	Director	)
_________________		)
Stephen P. Jonas	Director	)
)
_________________		)
Malcolm MacKay	Director	)
) By: /s/ David J. Pearlman_
___________________		) David J. Pearlman
Allan Brandon	Director	) (Attorney-in-Fact)
)
___________________		)
Floyd L. Smith	Director	)
)
___________________		)
David Weinstein	Director	)